UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-7123
Advantage Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	8/31
Date of reporting period:	8/31/2007

FORM N-CSR

Item 1. Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
18	Financial Highlights
19	Notes to Financial Statements
26	Report of Independent Registered
Public Accounting Firm
27	Important Tax Information
28	Information About the Review and Approval
of the Fund’s Management Agreement
32	Board Members Information
35	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus
Emerging Leaders Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Emerging Leaders Fund, covering the 12-month period from September 1, 2006, through August 31, 2007.

An intensifying credit crisis later in the reporting period produced heightened volatility in most financial markets. As credit concerns spread from the sub-prime mortgage sector of the bond market to other areas of the financial markets, investors’ appetite for risk shifted from ample to cautious.While this change led to declines across most capitalization ranges of the U.S. stock market, gains achieved earlier in the reporting period still enabled most equity indices to post substantial results for the reporting period overall.

In our analysis, the downside risks to the U.S. economy have increased, with the housing recession and consumer slowdown likely to be more intense than previously expected. Many investors were encouraged by the Federal Reserve Board’s decision in August to lower the discount rate and even more so by its decision to lower the federal funds rate 50 basis points at its September meeting.We believe that these monetary policy changes will help to stabilize short-term market volatility and allow for the current economic cycle to moderate gradually.With that said, we also feel that these factors are likely to continue to produce opportunities for some market sectors and challenges for others, which is why we encourage you to talk with your financial advisor to help ensure that your portfolio remains aligned with your current financial needs and future investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

Thank you for your continued confidence and support.

Thomas F. Eggers Chief Executive Officer The Dreyfus Corporation September 17, 2007
2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2006, through August 31, 2007, as provided by John S. Cone, Oliver Buckley, Langton C. Garvin and Kristin Crawford, Portfolio Managers

Fund and Market Performance Overview

Stocks generally gained significant ground during the first half of the reporting period on the strength of robust U.S. and global economic growth. However, turmoil in the sub-prime mortgage market took a toll on investor confidence during the second half of the reporting period, stalling the market’s advance. Small-cap stocks were hit harder by these developments than their large-cap counterparts. The fund’s performance was further undermined by weak results from several of the valuation-oriented components of our quantitative model, and by disappointing returns from individual holdings in the health care and technology sectors.As a result, the fund’s returns lagged the benchmark.

For the 12-month period ended August 31, 2007, Dreyfus Emerging Leaders Fund produced a total return of 4.68% .1 In comparison, the fund’s benchmark, the Russell 2000 Index (the “Index”), achieved an 11.36% total return for the same period.2

The Fund’s Investment Approach

The fund seeks capital growth by investing at least 80% of its assets in companies that we believe are emerging leaders: small companies characterized by new or innovative products, services or processes having the potential to enhance earnings growth.We employ a structured approach in which principles of fundamental analysis are implemented quantitatively. We construct the portfolio through a “bottom-up” structured approach focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure.The investment process is driven by computer models that identify and rank stocks based on fundamental momentum, relative value, future value, long-term growth and additional factors, such as technical factors.We attempt to maintain a neutral exposure to industry groups relative to the Index.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Managing the Fund’s Exposure to Risks

The crisis in sub-prime lending had its greatest impact on stocks of financial companies with direct exposure to the sub-prime market.Some of the fund’s holdings suffered as a result. For example, loan processing services provider Ocwen Financial declined sharply between late January 2007 and the end of the reporting period. Nevertheless, as part of our ongoing risk control processes,we limited exposure to the affected industries within the financial sector. Supported by relatively strong returns from holdings such as credit card issuer Advanta, the fund delivered significantly better performance than the benchmark in the financials sector.

Good individual stock selections enabled the fund to generate relatively strong performance in several other areas as well. In the materials and processing sector, returns were bolstered by the fund’s position in structural steel product manufacturer Chaparral Steel, which rose sharply in July 2007 after the company announced it was being acquired by Gerdau Ameristeel. In the telecommunications sector, the fund’s position in Russian voice, data and Internet services provider Golden Telecom rose due to strong revenue and earnings growth. Finally, in the consumer durables area, specialty retailer The Men’s Wearhouse was lifted by better-than-expected financial results.

A Difficult Environment

On the other hand, the reporting period proved unusually challenging for the fund’s proprietary quantitative model, particularly during the latter half.The stock ranking process, which emphasizes both value and growth/momentum metrics, was most negatively impacted by the value side of the model during the second half of the reporting period. This was a change from the first half of the reporting period, when value factors had been rewarded by the market.

Several individual holdings further constrained the fund’s returns. Most significant of these was Nuvelo, a biotechnology firm, which declined dramatically after its experimental anticlot drug failed in trials, leading us to sell the fund’s position. Although some health care holdings, such as

4

hospice care services provider Chemed advanced, many of the fund’s investments in biotech, drug and medical products makers underper-formed. Similarly, despite a few strong technology holdings, such as networking solutions provider F5 Networks, overall the fund’s technology investments disappointed. Notably weak performers included diversified telecommunications hardware and services provider UTStarcom; software developer MicroStrategy; online advertising company ValueClick; and semiconductor designer and maker Silicon Image.With the exception of ValueClick, all were sold during the reporting period.

Maintaining Our Disciplined Approach

Despite the recent underperformance of the fund’s value factors, we continue to be committed to our approach of blending value and growth/momentum in the factor rankings. Historically, long-term trends have borne out the fund’s quantitative investment strategy. Accordingly, we remain confident in our disciplined, sector-neutral stock selection approach.At the same time, we recognize that developments in the sub-prime lending market have produced especially high levels of risk for certain industries within the financial sector, and we are carefully monitoring the fund’s exposure to these particularly volatile areas. As other areas of concern emerge within the fund’s investment universe, we stand ready to act on our shareholders’ behalf in avoiding exposure to undesirable risks.

September 17, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000
Index is composed of the 3,000 largest U.S. companies based on total market capitalization.The index does not take into account fees and expenses to which the fund is subject.
Franklin Portfolio Associates is an independently managed, wholly owned subsidiary of The Bank of New York Mellon Corporation. Franklin Portfolio Associates has no affiliation to the Franklin
Templeton Group of Funds or Franklin Resources, Inc.The portfolio’s managers are dual employees of Franklin Portfolio Associates and Dreyfus.

The Fund 5

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Dreyfus Emerging Leaders Fund on 8/31/97 to a $10,000
investment made in the Russell 2000 Index on that date. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Russell 2000
Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell
3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization and does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Emerging Leaders Fund from March 1, 2007 to August 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2007

Expenses paid per $1,000 †	$ 6.66
Ending value (after expenses)	$956.50

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2007

Expenses paid per $1,000 †	$ 6.87
Ending value (after expenses)	$1,018.40

† Expenses are equal to the fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS
August 31, 2007

Common Stocks—98.5%	Shares	Value ($)

Commercial & Professional Services—11.5%
Anixter International	78,800 [a,b]	6,049,476
COMSYS IT Partners	36,800 [a,b]	699,568
Deluxe	128,000 [a]	4,866,560
Diamond Management &
Technology Consultants	345,400 [a]	3,478,178
Ennis	148,200	3,223,350
Greenfield Online	107,800 [b]	1,556,632
Harte-Hanks	276,100 [a]	6,676,098
Hudson Highland Group	98,400 [a,b]	1,379,568
Rush Enterprises, Cl. A	145,000 [a,b]	3,677,200
School Specialty	61,500 [a,b]	2,241,060
Spartan Stores	154,659 [a]	3,934,525
Spherion	130,400 [b]	1,152,736
TeleTech Holdings	210,600 [a,b]	6,160,050
ValueClick	314,900 [a,b]	6,310,596
		51,405,597
Communications—1.9%
Alaska Communications Systems Group	240,200 [a]	3,281,132
Golden Telecom	75,500 [a]	5,180,055
		8,461,187
Consumer Durables—.3%
Avatar Holdings	11,300 [a,b]	686,814
Fossil	19,900 [a,b]	666,849
		1,353,663
Consumer Non-Durables—3.0%
Cal-Maine Foods	57,200 [a]	1,131,988
Elizabeth Arden	133,700 [b]	3,289,020
Mannatech	77,200 [a]	636,128
Perry Ellis International	16,000 [b]	436,640
Steven Madden	112,250	2,763,595
Topps	171,100	1,589,519
USANA Health Sciences	93,800 [a,b]	3,571,904
		13,418,794

8

Common Stocks (continued)	Shares	Value ($)

Consumer Services—7.0%
Jack in the Box	68,700 a,b	4,274,514
Jackson Hewitt Tax Service	149,500 a	4,316,065
Lee Enterprises	191,100 a	3,319,407
LodgeNet Entertainment	123,700 a,b	3,240,940
Pinnacle Entertainment	163,000 a,b	4,534,660
Pre-Paid Legal Services	44,800 a,b	2,472,512
Ruby Tuesday	120,500	2,669,075
Sinclair Broadcast Group, Cl. A	401,100 a	4,997,706
World Wrestling Entertainment, Cl. A	89,100 a	1,349,865
		31,174,744
Electronic Technology—10.8%
Advanced Energy Industries	391,300 a,b	6,350,799
Amkor Technology	28,200 a,b	324,864
Arris Group	351,800 a,b	5,340,324
Brooks Automation	207,900 a,b	2,941,785
Comtech Group	92,800 b	1,570,176
EMS Technologies	29,100 b	714,114
Exar	180,200 a,b	2,403,868
F5 Networks	228,000 b	7,973,160
Hexcel	203,100 a,b	4,425,549
Immersion	28,900 b	433,211
Intevac	229,600 a,b	3,751,664
Kulicke & Soffa Industries	182,800 a,b	1,561,112
Novatel Wireless	46,700 a,b	1,066,628
Oplink Communications	275,100 a,b	3,584,553
Pericom Semiconductor	149,000 b	1,716,480
Sigma Designs	21,100 a,b	892,741
Varian Semiconductor
Equipment Associates	54,900 a,b	3,054,087
		48,105,115
Energy Minerals—1.8%
Callon Petroleum	89,100 a,b	1,080,783
Mariner Energy	24,800 a,b	520,056

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Energy Minerals (continued)
PetroHawk Energy	46,600 [b]	705,524
PetroQuest Energy	26,100 [b]	291,276
Unit	111,200 [b]	5,455,472
		8,053,111
Finance—17.8%
Advanta, Cl. B	181,800 [a]	4,759,524
Ashford Hospitality Trust	152,300 [a]	1,661,593
Citizens Republic Bancorp	61,100 [a]	1,077,193
City Holding	22,000 [a]	813,560
Commerce Group	115,300 [a]	3,675,764
Digital Realty Trust	103,300 [a]	4,028,700
Extra Space Storage	185,300 [a]	2,848,061
FelCor Lodging Trust	307,400 [a]	6,744,356
First Midwest Bancorp/IL	64,400 [a]	2,208,276
FirstMerit	168,000 [a]	3,245,760
Frontier Financial	79,200 [a]	1,946,736
Getty Realty	98,600 [a]	2,688,822
Greater Bay Bancorp	234,100 [a]	6,589,915
Greenhill & Co.	19,000 [a]	1,100,100
Inland Real Estate	315,200 [a]	4,879,296
LTC Properties	91,000 [a]	2,054,780
Ocwen Financial	339,300 [a,b]	3,182,634
Odyssey Re Holdings	13,700	496,214
Oriental Financial Group	25,400	264,668
Phoenix Cos.	301,500 [a]	4,175,775
Presidential Life	62,800 [a]	1,086,440
Ramco-Gershenson Properties	122,600	3,953,850
Reinsurance Group of America	97,900 [a]	5,316,949
SeaBright Insurance Holdings	75,400 [b]	1,299,142
Signature Bank/New York, NY	113,200 [a,b]	3,912,192
Sterling Bancshares/TX	53,600	612,648
Westamerica Bancorporation	100,300 [a]	4,869,565
		79,492,513

10

Common Stocks (continued)	Shares	Value ($)

Health Care Technology—9.2%
Abaxis	119,700 [a,b]	2,326,968
BioMarin Pharmaceutical	255,500 [a,b]	5,488,140
Caraco Pharmaceutical Laboratories	36,800 [b]	544,272
CONMED	57,100 [b]	1,658,755
Cynosure, Cl. A	26,000 [b]	815,880
Cypress Bioscience	165,400 [a,b]	2,193,204
GTx	101,100 [b]	1,617,600
Martek Biosciences	119,800 [a,b]	3,236,996
Mentor	46,300 [a]	2,064,517
Merit Medical Systems	59,100 [a,b]	724,566
Palomar Medical Technologies	32,200 [a,b]	1,014,300
Par Pharmaceutical Cos.	157,200 [b]	3,519,708
Regeneron Pharmaceuticals	340,100 [a,b]	6,618,346
Salix Pharmaceuticals	260,900 [a,b]	3,005,568
Sciele Pharma	60,400 [a,b]	1,394,032
Stereotaxis	186,300 [a,b]	2,464,749
ViroPharma	231,400 [a,b]	2,293,174
		40,980,775
Industrial Services—3.2%
American Ecology	148,000	2,958,520
Matrix Service	23,400 [b]	442,728
Perini	18,600 [b]	1,052,760
Superior Energy Services	192,800 [b]	7,484,496
Trico Marine Services	76,400 [a,b]	2,510,504
		14,449,008
Non-Energy Minerals—2.8%
Chaparral Steel	114,700	9,806,850
Hecla Mining	234,600 [a,b]	1,759,500
USEC	58,800 [a,b]	787,332
		12,353,682
Process Industries—7.3%
AEP Industries	72,400 [a,b]	2,680,248
Albany International, Cl. A	108,700 [a]	4,232,778

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Process Industries (continued)
CF Industries Holdings	57,400 [a]	3,635,142
GenTek	27,700 [a,b]	851,775
Grace (W.R.) & Co.	46,900 [a,b]	1,047,746
GrafTech International	525,200 [a,b]	8,818,108
Headwaters	246,900 [a,b]	4,078,788
Landec	43,100 [b]	581,850
Sensient Technologies	214,400 [a]	5,808,096
Terra Industries	27,800 [a,b]	721,966
		32,456,497
Producer Manufacturing—4.1%
Astec Industries	96,900 [b]	4,901,202
Encore Wire	17,400 [a]	452,400
Goodman Global	122,300 [a,b]	2,860,597
Knoll	125,900 [a]	2,393,359
Superior Essex	109,100 [a,b]	3,851,230
Trinity Industries	100,650 [a]	3,781,420
		18,240,208
Retail Trade—4.4%
Asbury Automotive Group	175,800	3,800,796
Dress Barn	112,400 [a,b]	1,967,000
JoS. A. Bank Clothiers	47,200 [a,b]	1,423,080
Men’s Wearhouse	113,100 [a]	5,731,908
Pacific Sunwear of California	331,900 [a,b]	4,649,919
ValueVision Media, Cl. A	257,500 [a,b]	2,170,725
		19,743,428
Technology Services—9.2%
Apria Healthcare Group	101,300 [a,b]	2,697,619
Chemed	160,000 [a]	9,926,400
CIBER	99,900 [a,b]	792,207
Internet Capital Group	445,900 [a,b]	5,065,424

12

Common Stocks (continued)	Shares	Value ($)

Technology Services (continued)
Interwoven	18,800 [b]	244,964
Jack Henry & Associates	274,800 [a]	7,210,752
Manhattan Associates	89,500 [a,b]	2,584,760
MedCath	19,400 [b]	569,390
Omnicell	141,400 [b]	3,413,396
Sunrise Senior Living	82,700 [a,b]	2,961,487
Tyler Technologies	83,500 [b]	1,238,305
Vignette	231,900 [b]	4,524,369
		41,229,073
Transportation—.5%
Genesee & Wyoming, Cl. A	35,200 [a,b]	963,776
Saia	30,600 [a,b]	574,974
SkyWest	26,900	675,997
		2,214,747
Utilities—3.7%
Allete	162,800 [a]	6,855,508
CH Energy Group	31,400 [a]	1,484,278
El Paso Electric	127,100 [b]	2,836,872
MGE Energy	29,400 [a]	968,436
Piedmont Natural Gas	75,600 [a]	1,995,840
Portland General Electric	86,500	2,300,035
		16,440,969
Total Common Stocks
(cost $351,993,077)		439,573,111

Other Investment—5.2%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $23,239,000)	23,239,000 [c]	23,239,000

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—34.2%		Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $152,569,766)		152,569,766 [c]	152,569,766

Total Investments (cost $527,801,843)		137.9%	615,381,877

Liabilities, Less Cash and Receivables		(37.9%)	(169,180,479)

Net Assets		100.0%	446,201,398

[a]	All or a portion of these securities are on loan. At August 31, 2007, the total market value of the fund’s securities on
	loan is $147,914,784 and the total market value of the collateral held by the fund is $152,569,766.
[b] Non-income producing security.
[c]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Money Market Investments	39.4	Utilities	3.7
Finance	17.8	Industrial Services	3.2
Commercial & Professional Services	11.5	Consumer Non-Durables	3.0
Electronic Technology	10.8	Non-Energy Minerals	2.8
Health Care Technology	9.2	Communications	1.9
Technology Services	9.2	Energy Minerals	1.8
Process Industries	7.3	Transportation	.5
Consumer Services	7.0	Consumer Durables	.3
Retail Trade	4.4
Producer Manufacturing	4.1		137.9

† Based on net assets.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2007

	Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments (including securities on loan,
valued at $147,914,784)—Note 1(b):
Unaffiliated issuers	351,993,077	439,573,111
Affiliated issuers	175,808,766	175,808,766
Receivable for investment securities sold		11,830,796
Dividends and interest receivable		463,120
Receivable for shares of Common Stock subscribed		83,861
Prepaid expenses		24,462
		627,784,116

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		504,107
Cash overdraft due to Custodian		1,656,306
Liability for securities on loan—Note 1(b)		152,569,766
Payable for shares of Common Stock redeemed		24,592,107
Payable for investment securities purchased		1,966,275
Interest payable—Note 2		1,945
Accrued expenses		292,212
		181,582,718

Net Assets ($)		446,201,398

Composition of Net Assets ($):
Paid-in capital		309,666,769
Accumulated undistributed investment income—net		480,085
Accumulated net realized gain (loss) on investments		48,474,510
Accumulated net unrealized appreciation
(depreciation) on investments		87,580,034

Net Assets ($)		446,201,398

Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)		13,169,702
Net Asset Value, offering and redemption price per share—Note 3(e) ($)		33.88

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS
Year Ended August 31, 2007

Investment Income ($):
Income:
Cash dividends (net of $5,456 foreign taxes withheld at source):
Unaffiliated issuers	7,002,268
Affiliated issuers	269,428
Income from securities lending	679,347
Total Income	7,951,043
Expenses:
Management fee—Note 3(a)	4,984,796
Shareholder servicing costs—Note 3(b)	2,156,307
Prospectus and shareholders’ reports	52,043
Custodian fees—Note 3(b)	50,416
Professional fees	48,272
Directors’ fees and expenses—Note 3(c)	24,351
Interest expense—Note 2	10,230
Registration fees	8,413
Loan commitment fees—Note 2	3,964
Miscellaneous	21,739
Total Expenses	7,360,531
Investment Income—Net	590,512

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	57,252,469
Net unrealized appreciation (depreciation) on investments	(24,997,065)
Net Realized and Unrealized Gain (Loss) on Investments	32,255,404
Net Increase in Net Assets Resulting from Operations	32,845,916

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2007	2006

Operations ($):
Investment income (loss)—net	590,512	(1,057,676)
Net realized gain (loss) on investments	57,252,469	161,605,187
Net unrealized appreciation
(depreciation) on investments	(24,997,065)	(124,317,634)
Net Increase (Decrease) in Net Assets
Resulting from Operations	32,845,916	36,229,877

Dividends to Shareholders from ($):
Net realized gain on investments	(129,503,625)	(109,301,751)

Capital Stock Transactions ($):
Net proceeds from shares sold	52,688,934	112,612,137
Dividends reinvested	127,141,655	107,260,490
Cost of shares redeemed	(226,860,140)	(328,922,096)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(47,029,551)	(109,049,469)
Total Increase (Decrease) in Net Assets	(143,687,260)	(182,121,343)

Net Assets ($):
Beginning of Period	589,888,658	772,010,001
End of Period	446,201,398	589,888,658
Undistributed investment income—net	480,085	248,186

Capital Share Transactions (Shares):
Shares sold	1,415,151	2,551,575
Shares issued for dividends reinvested	3,603,081	2,559,353
Shares redeemed	(6,125,550)	(7,386,236)
Net Increase (Decrease) in Shares Outstanding	(1,107,318)	(2,275,308)

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,

	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	41.32	46.64	37.71	34.18	27.85
Investment Operations:
Investment income (loss)—net [a]	.04	(.07)	(.05)	(.19)	(.16)
Net realized and unrealized
gain (loss) on investments	2.28	1.71	8.98	3.72	6.49
Total from Investment Operations	2.32	1.64	8.93	3.53	6.33
Distributions:
Dividends from net realized
gain on investments	(9.76)	(6.96)	—	—	—
Net asset value, end of period	33.88	41.32	46.64	37.71	34.18

Total Return (%)	4.68	3.31	23.68	10.29	22.77

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.33	1.33	1.33	1.31	1.38
Ratio of net expenses
to average net assets	1.33	1.15	1.26	1.31	1.38
Ratio of net investment income
(loss) to average net assets	.11	(.15)	(.12)	(.50)	(.56)
Portfolio Turnover Rate	67.66	65.29	42.07	47.66	50.27

Net Assets, end of period ($ x 1,000)	446,201	589,889	772,010	992,859	1,170,934

[a] Based on average shares outstanding at each month end.
See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Emerging Leaders Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers twelve series, including the fund. The fund’s investment objective is capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager was a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). During the reporting period, MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, served as the distributor of the fund’s shares, which are sold to existing shareholders without a sales charge.The fund is closed to new investors.

On July 1, 2007, Mellon Financial and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measure-ments.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

20

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At August 31, 2007, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $778, undistributed capital gains $48,693,796 and unrealized appreciation $87,840,055.

The tax characters of distributions paid to shareholders during the fiscal periods ended August 31, 2007 and August 31, 2006, were as follows: long-term capital gains $129,503,625 and $109,301,751, respectively.

During the period ended August 31, 2007, as a result of permanent book to tax differences, primarily due to the tax treatment for real

22

estate investment trusts, the fund decreased accumulated undistributed investment income-net by $358,613, increased accumulated net realized gain (loss) on investments by $375,830 and decreased paid-in capital by $17,217. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended August 31, 2007 was approximately $180,000, with a related weighted average annualized interest rate of 5.68% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2007, the fund was charged $1,384,666 pursuant to the Shareholder Services Plan.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2007, the fund was charged $116,129 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2007, the fund was charged $50,416 pursuant to the custody agreement.

During the period ended August 31, 2007, the fund was charged $4,539 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $374,979, shareholder services plan fees $99,397, custody fees $18,372, chief compliance officer fees $2,009 and transfer agency per account fees $9,350.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the SEC, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

(e) A 1% redemption fee is charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, subject to exceptions, including redemptions made through the use of the fund’s exchange privilege. Effective December 1, 2007, the fund will no longer assess a redemption fee on shares that are redeemed or exchanged before the end of the required holding period. The fund reserves the right to reimpose a redemption fee in the future.

24

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2007, amounted to $368,838,453 and $550,391,913, respectively.

At August 31, 2007, the cost of investments for federal income tax purposes was $527,541,822; accordingly, accumulated net unrealized depreciation on investments was $87,840,055,consisting of $101,630,362 gross unrealized appreciation and $13,790,307 gross unrealized depreciation.

The Fund 25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Emerging Leaders Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Emerging Leaders Fund (one of the funds comprising Advantage Funds, Inc.) as of August 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Emerging Leaders Fund at August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York October 17, 2007
26

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates $9.7620 per share as a long-term capital gain distribution paid on December 7, 2006.

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on March 7 and 8, 2007, the Board unanimously approved the continuation of the fund’s Management Agreement with Dreyfus for a one-year term ending March 30, 2008. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Management Agreement, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’s representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’s representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’s research and portfolio management capabilities and Dreyfus’s oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance, management fee and expense ratio, placing significant emphasis on comparative data supplied by Lipper, Inc., an independent

28

provider of mutual fund data, including contractual and actual (net of fee waivers and expense reimbursements) management fees, operating expense components and total return performance.The fund’s performance was compared to that of a Performance Universe, consisting of all funds with the same Lipper classification/objective, and a Performance Group, consisting of comparable funds chosen by Lipper based on guidelines previously approved by the Board. Similarly, the fund’s contractual and actual management fee and operating expenses were compared to those of an Expense Universe, consisting of funds with the same or similar Lipper classification/objective, and an Expense Group, consisting of comparable funds chosen by Lipper based on guidelines previously approved by the Board. As part of its review of expenses, the Board also considered other fund expenses, such as transfer agent fees, custody fees, 12b-1 or non-12b-1 service fees (if any), and other non-management fees, as well as any waivers or reimbursements of fees and expenses.

In its review of performance, the Board expressed its concern that the fund’s average annual total return ranked in the fifth quintile of its Performance Group and its Performance Universe for the one-, three and five-year periods ended December 31, 2006.The Board noted that the current portfolio manager was appointed in June 2005.The Board acknowledged that the fund’s relative performance was hurt by the fund’s strategy of investing in higher quality stocks with momentum characteristics.The board also noted that the portfolio manager’s strategy has a historically strong performance record.

In its review of the fund’s management fee and operating expenses, the Board examined the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, noting, among other things,that the fund’s actual management fee and total expense ratio were lower than the median of the Expense Group and Expense Universe.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts managed by Dreyfus with similar investment objectives, policies and

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’s perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. Dreyfus’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of Dreyfus’s performance, and the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts managed by Dreyfus to evaluate the appropriateness and reasonableness of the fund’s management fees. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. Dreyfus’s representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.

30

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  The Board generally was concerned with the fund’s short-term performance, but noted that the portfolio manager’s strategy had a successful long-term record.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, historical long-term performance of the portfolio manager’s strategy, expense and advi- sory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the manage- ment of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 31

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63) Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
  Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
  Ivory Investment Management, L.P., a registered investment advisor to three private funds, Senior Advisor
No. of Portfolios for which Board Member Serves: 163
———————
Peggy C. Davis (64)
Board Member (2006)

Principal Occupation During Past 5 Years:
  Shad Professor of Law, New York University School of Law (1983-present)
  Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 65
———————
David P. Feldman (67)
Board Member (1996)

Principal Occupation During Past 5 Years:
  Corporate Director and Trustee
Other Board Memberships and Affiliations:
  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director

No. of Portfolios for which Board Member Serves: 49

32

James F. Henry (76) Board Member (2006)
Principal Occupation During Past 5 Years:
  President,The International Institute for Conflict Prevention and Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2003)
  Advisor to The Elaw Forum, a consultant on managing corporate legal costs
  Advisor to John Jay Homestead (the restored home of the first U.S. Chief Justice)
  Individual Trustee of several trusts
Other Board Memberships and Affiliations:
  Director, advisor and mediator involved in several non-profit organizations, primarily engaged in domestic and international dispute resolution, and historic preservation
No. of Portfolios for which Board Member Serves: 40
———————
Ehud Houminer (67)
Board Member (1993)
Principal Occupation During Past 5 Years:

  Executive-in-Residence at the Columbia Business School, Columbia University
Other Board Memberships and Affiliations:
  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
No. of Portfolios for which Board Member Serves: 67
———————
Gloria Messinger (77)
Board Member (1993)

Principal Occupation During Past 5 Years:
  Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
  Consultant in Intellectual Property
Other Board Memberships and Affiliations:
  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director
No. of Portfolios for which Board Member Serves: 40

The Fund
33

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Dr. Martin Peretz (68) Board Member (2006)
Principal Occupation During Past 5 Years:
  Editor-in-Chief of The New Republic Magazine
  Lecturer in Social Studies at Harvard University (1965-2002)
  Director of TheStreet.com, a financial information service on the web
Other Board Memberships and Affiliations:
  American Council of Trustees and Alumni, Director
  Pershing Square Capital Management, Adviser
  Montefiore Ventures, General Partner
  Harvard Center for Blood Research,Trustee
  Bard College,Trustee
  Board of Overseers of YIVO Institute for Jewish Research, Chairman
No. of Portfolios for which Board Member Serves: 40
———————
Anne Wexler (77)
Board Member (1996)

Principal Occupation During Past 5 Years:
  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs from January 1981 to present
Other Board Memberships and Affiliations:
  Wilshire Mutual Funds (5 funds), Director
  The Community Foundation for the National Capital Region, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 49
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member

34

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 82 investment companies (comprised of 163 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice
President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 82 investment companies (comprised of 163 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

The Fund 35

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (83 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 79 investment companies (comprised of 176 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

36

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2007, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
22	Report of Independent Registered
Public Accounting Firm
23	Important Tax Information
24	Information About the Review and Approval
of the Fund’s Management Agreement
29	Board Members Information
32	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus
Midcap Value Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Midcap Value Fund, covering the 12-month period from September 1, 2006, through August 31, 2007.

An intensifying credit crisis later in the reporting period produced heightened volatility in most financial markets.As credit concerns spread from the sub-prime mortgage sector of the bond market to other areas of the financial markets, investors’ appetite for risk shifted from ample to cautious. While this change led to declines across most capitalization ranges of the U.S. stock market, gains achieved earlier in the reporting period still enabled most equity indices to post substantial results for the reporting period overall.

In our analysis, the downside risks to the U.S. economy have increased, with the housing recession and consumer slowdown likely to be more intense than previously expected. Many investors were encouraged by the Federal Reserve Board’s decision in August to lower the discount rate and even more so by its decision to lower the federal funds rate 50 basis points at its September meeting.We believe that these monetary policy changes will help to stabilize short-term market volatility and allow for the current economic cycle to moderate gradually.With that said, we also feel that these factors are likely to continue to produce opportunities for some market sectors and challenges for others, which is why we encourage you to talk with your financial advisor to help ensure that your portfolio remains aligned with your current financial needs and future investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Thomas F. Eggers Chief Executive Officer The Dreyfus Corporation September 17, 2007
2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2006, through August 31, 2007, as provided by David Daglio, Portfolio Manager

Fund and Market Performance Overview

Midcap stocks produced competitive returns during much of the reporting period, as investors moved away from the trend-following strategies of “momentum investing” and once again began to focus on the fundamental strengths and weaknesses of individual stocks.The fund produced a higher return than that of its benchmark, which we attribute to the success of our stock selection strategy, most notably within the industrials, financials and utilities sectors.

For the 12-month period ended August 31, 2007, Dreyfus Midcap Value Fund produced a 14.96% total return.1 This compares with the 12.43% return provided by the fund’s benchmark, the Russell Midcap Value Index (the “Index”), for the same period.2

The Fund’s Investment Approach

The fund’s goal is to surpass the performance of the Index by investing in midcap companies, which we consider as having market capitalizations between $1 billion and $25 billion at the time of purchase.We identify potential investments through extensive quantitative and fundamental research. When selecting stocks, the fund will focus on individual stock selection, emphasizing three key factors: value, sound business fundamentals and business momentum.We typically sell a stock when we no longer consider it attractively valued, when it appears less likely to benefit from the current market and economic environment, when it shows deteriorating fundamentals or declining momentum or when its performance falls short of our expectations.

Stock Market Volatility Created Value-Oriented Opportunities

Although the first half of the reporting period saw a gradual economic slowdown led by softening housing markets, stocks generally rallied as corporate earnings and mergers-and-acquisitions activity remained

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

robust. Investors maintained an ample appetite for risk in this environment, leading them to favor smaller companies over larger ones.

Market conditions changed dramatically over the reporting period’s second half. In late February, reports of delinquencies and defaults among homeowners with sub-prime mortgages sparked heightened market volatility. By July, weakness in the sub-prime lending sector had spread to other areas of the economy and financial markets, causing investors to reassess their attitudes toward risk. As a result, investors began to sell riskier assets, including stocks and bonds in the more credit-sensitive fixed-income sectors.This rush for the exits resulted in a credit crisis that, in mid-August, prompted the Federal Reserve Board to reduce a key interest rate in an attempt to promote market liquidity.

We used this period of stock market volatility to invest in a number of fundamentally strong companies that previously had been too richly valued to meet our investment criteria.We also sold a number of stocks as they reached our price targets, locking in gains.While this activity led to a higher-than-normal portfolio turnover rate, we have adhered to our investment strategy of selecting stocks that appear undervalued relative to their long-term earnings prospects.

Industrial and Utilities Stocks Boosted Relative Performance

Some of the fund’s top performers over the reporting period were industrial companies, such as manufacturers of large and midsize trucks. These stocks gained value in anticipation of a recovery in truck orders after the current lull, caused by recent regulatory changes, runs its course.The fund also benefited from significant underexposure to banks, mortgage-related companies and real estate investment trusts (REITs) in the financials sector, where stocks appeared to be too richly valued.

The utilities sector, one of the market’s better-performing areas, also contributed positively to the fund’s relative performance despite an underweighted position compared to the Index.We focused primarily on firms that we believed were poised to benefit from tighter supply-and-demand dynamics in wholesale energy markets. The favorable resolution of regulatory issues, which we had anticipated, also bolstered the fund’s utilities holdings.

4

On the other hand,the fund’s health care,consumer staples and consumer discretionary holdings disappointed during the reporting period.Within the health care sector,changes in Medicare reimbursement rates adversely affected one of the nation’s largest providers of pharmacy services to long-term care facilities. A specialty pharmaceutical and drug delivery producer also was a drag on performance. In the consumer staples group, our position in a large manufacturer of canned foods was hurt by rising steel costs. Finally, a number of homebuilders in the consumer discretionary group detracted from the fund’s performance.We bought these stocks when their prices were low, believing that they would recover. However, business conditions have worsened substantially, prompting further declines.

Focusing on Valuations and Fundamentals for Long-Term Investors

As of the end of the reporting period, we have remained concerned about the direction of the U.S. economy. However, we have continued to find a number of what we believe to be attractive, value-oriented opportunities among natural gas companies, health care firms with distinctive products or services, and communications equipment and optical component firms in the information technology sector. Conversely, valuations of many financial companies and retailers within the consumer discretionary sector appear overvalued to us, and we have maintained underweighted positions in these areas.

September 17, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell Midcap Value Index is a widely accepted, unmanaged index of medium-cap stock market performance and measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

The Fund 5

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.
There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance.
The above graph compares a $10,000 investment made in Dreyfus Midcap Value Fund on 8/31/97 to a $10,000 investment made in the Russell Midcap Value Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged index of medium-cap stock market performance and measures the performance of those Russell
Midcap companies with lower price-to-book ratios and lower forecasted growth values.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Midcap Value Fund from March 1, 2007 to August 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2007

Expenses paid per $1,000 †	$ 5.95
Ending value (after expenses)	$999.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2007

Expenses paid per $1,000 †	$ 6.01
Ending value (after expenses)	$1,019.26

† Expenses are equal to the fund’s annualized expense ratio of 1.18%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS August 31, 2007
Common Stocks—98.8%	Shares	Value ($)

Consumer Discretionary—6.9%
American Eagle Outfitters	30,840	796,597
Brinker International	17,060	492,010
Cheesecake Factory	284,580 [a]	7,094,579
D.R. Horton	987,530	14,921,578
Hanesbrands	408,790 [a]	12,247,348
Kohl’s	53,920 [a]	3,197,456
Office Depot	32,020 [a]	782,889
Pulte Homes	285,090	4,743,898
Ross Stores	20,630	574,133
Royal Caribbean Cruises	363,640	13,829,229
Stanley Works	66,420	3,768,671
Staples	415,780	9,874,775
		72,323,163
Consumer Staples—9.8%
Alberto-Culver	762,220	17,660,637
Cadbury Schweppes, ADR	58,140	2,745,952
Coca-Cola Enterprises	552,840	13,168,649
Herbalife	545,047	23,137,245
Reynolds American	5,530	365,644
Safeway	597,860	18,970,098
Smithfield Foods	536,610 [a]	17,563,245
SUPERVALU	188,620	7,950,333
Whirlpool	11,440	1,102,930
Winn-Dixie Stores	9,500 [a]	198,835
		102,863,568
Energy—7.4%
Cameco	33,310	1,345,058
Chesapeake Energy	705,940	22,773,624
CNX Gas	765,396 [a]	20,397,803
Range Resources	701,420	25,468,560
Southwestern Energy	212,960 [a]	7,919,982
		77,905,027
Exchange Traded Funds—.4%
Midcap SPDR Trust Series 1	25,650	4,028,333

8

Common Stocks (continued)	Shares	Value ($)

Financial—15.7%
Ambac Financial Group	237,560	14,923,519
Assured Guaranty	386,657	10,080,148
Bear Stearns Cos.	85,360	9,275,218
Brandywine Realty Trust	65,660	1,692,715
Conseco	382,160 [a]	5,373,170
Fidelity National Financial, Cl. A	39,000	709,410
First American	223,060	9,330,600
First Horizon National	166,360	5,103,925
Genworth Financial, Cl. A	456,060	13,216,619
Hanover Insurance Group	89,890	3,845,494
HRPT Properties Trust	460,740	4,506,037
Invesco, ADR	748,310	18,475,774
Knight Capital Group, Cl. A	1,076,200 [a]	14,786,988
Mack-Cali Realty	87,410	3,650,242
MBIA	140,520	8,431,200
PartnerRe	77,650	5,645,932
People’s United Financial	967,604	17,107,239
Protective Life	407,590	17,037,262
		163,191,492
Health Care—10.9%
Endo Pharmaceuticals Holdings	664,790 [a]	21,193,505
Hospira	609,150 [a]	23,543,648
MDS	492,170	9,641,610
Millipore	121,190 [a]	8,444,519
Quest Diagnostics	292,993	16,041,367
St. Jude Medical	333,410 [a]	14,526,674
Varian Medical Systems	522,240 [a]	21,093,274
		114,484,597
Industrial—13.6%
Advance Auto Parts	260,460	9,261,958
Burlington Northern Santa Fe	34,780	2,822,397
Covanta Holding	742,020 [a]	16,762,232
Dover	390,070	19,269,458
Empresa Brasileira de Aeronautica, ADR	627,900	28,355,964

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
Navistar International	284,416 [a]	15,921,608
Norfolk Southern	92,480	4,735,901
Robert Half International	611,730	19,538,656
Sealed Air	14,780	390,931
US Airways Group	645,765 [a]	19,986,427
Weatherford International	86,730 [a]	5,063,297
		142,108,829
Information Technology—10.0%
Amdocs	612,150 [a]	21,608,895
Autodesk	109,920 [a]	5,091,494
AVX	205,241	3,226,389
Citrix Systems	496,240 [a]	18,038,324
Fidelity National Information Services	183,871	8,715,485
Maxim Integrated Products	770,720	23,129,307
Perot Systems, Cl. A	450,520 [a]	7,041,628
Take-Two Interactive Software	347,710 [a]	5,556,406
Western Union	681,230	12,827,561
		105,235,489
Materials—3.2%
Air Products & Chemicals	69,690	6,272,797
Bemis	13,160	393,089
CF Industries Holdings	44,950	2,846,684
Cytec Industries	293,580	19,493,712
Mosaic	113,205 [a]	4,756,874
		33,763,156
Telecommunication Services—7.8%
Clearwire, Cl. A	1,139,200 [a]	24,378,880
JDS Uniphase	2,293,604 [a]	33,394,874
Leap Wireless International	336,000 [a]	24,360,000
		82,133,754
Utilities—13.1%
Allegheny Energy	196,040 [a]	10,117,624
Ameren	295,430	15,001,935
CMS Energy	1,889,720	30,840,230
Constellation Energy Group	410,410	34,039,405

10

Common Stocks (continued)		Shares	Value ($)

Utilities (continued)
Dominion Resources/VA		60,330	5,138,909
DPL		767,310	20,218,619
Entergy		186,270	19,301,297
Questar		56,540	2,825,304
			137,483,323
Total Common Stocks
(cost $1,024,417,079)			1,035,520,731

Other Investment—.1%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,035,000)		1,035,000 [b]	1,035,000

Total Investments (cost $1,025,452,079)		98.9%	1,036,555,731
Cash and Receivables (Net)		1.1%	11,150,542
Net Assets		100.0%	1,047,706,273

ADR—American Depository Receipts
[a] Non-income producing security.
[b]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †
	Value (%)		Value (%)

Financial	15.7	Energy	7.4
Industrial	13.6	Consumer Discretionary	6.9
Utilities	13.1	Materials	3.2
Health Care	10.9	Exchange Traded Funds	.4
Information Technology	10.0	Money Market Investment	.1
Consumer Staples	9.8
Telecommunication Services	7.8		98.9
† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2007

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investment:
Unaffiliated issuers	1,024,417,079	1,035,520,731
Affiliated issuers	1,035,000	1,035,000
Cash		383,579
Receivable for investment securities sold		22,603,819
Dividends and interest receivable		997,469
Receivable for shares of Common Stock subscribed		275,354
Prepaid expenses		31,722
		1,060,847,674

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		988,926
Payable for investment securities purchased		9,101,484
Payable for shares of Common Stock redeemed		2,443,721
Interest payable—Note 2		40,321
Accrued expenses		566,949
		13,141,401

Net Assets ($)		1,047,706,273

Composition of Net Assets ($):
Paid-in capital		894,803,921
Accumulated undistributed investment income—net		1,496,385
Accumulated net realized gain (loss) on investments		140,302,315
Accumulated net unrealized appreciation
(depreciation) on investments		11,103,652

Net Assets ($)		1,047,706,273

Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)		31,445,506
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		33.32

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended August 31, 2007

Investment Income ($):
Income:
Cash dividends (net of $92,250 foreign taxes withheld at source):
Unaffiliated issuers	17,186,239
Affiliated issuers	830,936
Interest	19,849
Income from securities lending	218,814
Total Income	18,255,838
Expenses:
Management fee—Note 3(a)	8,994,161
Shareholder servicing costs—Note 3(b)	4,614,940
Prospectus and shareholders’ reports	121,486
Custodian fees—Note 3(b)	113,566
Interest expense—Note 2	87,059
Professional fees	56,781
Directors’ fees and expenses—Note 3(c)	54,150
Registration fees	23,302
Miscellaneous	46,437
Total Expenses	14,111,882
Investment Income—Net	4,143,956

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	188,965,356
Net unrealized appreciation (depreciation) on investments	(30,359,796)
Net Realized and Unrealized Gain (Loss) on Investments	158,605,560
Net Increase in Net Assets Resulting from Operations	162,749,516

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2007	2006

Operations ($):
Investment income (loss)—net	4,143,956	(1,983,890)
Net realized gain (loss) on investments	188,965,356	114,078,264
Net unrealized appreciation
(depreciation) on investments	(30,359,796)	(65,805,291)
Net Increase (Decrease) in Net Assets
Resulting from Operations	162,749,516	46,289,083

Dividends to Shareholders from ($):
Investment income—net	(2,122,438)	—
Net realized gain on investments	(103,675,781)	(137,727,929)
Total Dividends	(105,798,219)	(137,727,929)

Capital Stock Transactions ($):
Net proceeds from shares sold	346,814,025	271,449,227
Dividends reinvested	104,446,028	135,734,519
Cost of shares redeemed	(591,017,266)	(599,142,333)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(139,757,213)	(191,958,587)
Total Increase (Decrease) in Net Assets	(82,805,916)	(283,397,433)

Net Assets ($):
Beginning of Period	1,130,512,189	1,413,909,622
End of Period	1,047,706,273	1,130,512,189
Undistributed investment income—net	1,496,385	106,683

Capital Share Transactions (Shares):
Shares sold	10,002,683	8,135,238
Shares issued for dividends reinvested	3,230,596	4,280,322
Shares redeemed	(17,543,971)	(18,270,428)
Net Increase (Decrease) in Shares Outstanding	(4,310,692)	(5,854,868)

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,

	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	31.62	33.98	27.25	23.85	17.58
Investment Operations:
Investment income (loss)—net [a]	.12	(.05)	(.13)	(.10)	(.08)
Net realized and unrealized
gain (loss) on investments	4.52	1.07	6.86	3.50	6.35
Total from Investment Operations	4.64	1.02	6.73	3.40	6.27
Distributions:
Dividends from investment
income—net	(.06)	—	—	—	—
Dividends from net realized
gain on investments	(2.88)	(3.38)	—	—	—
Total Distributions	(2.94)	(3.38)	—	—	—
Net asset value, end of period	33.32	31.62	33.98	27.25	23.85

Total Return (%)	14.96	2.97	24.70	14.26	35.67

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.18	1.18	1.16	1.18	1.35
Ratio of net investment income
(loss) to average net assets	.35	(.15)	(.42)	(.37)	(.43)
Portfolio Turnover Rate	165.55	152.68	128.55	145.33	158.01

Net Assets, end of period
($ x 1,000)	1,047,706	1,130,512	1,413,910	1,179,880	1,005,534

[a] Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Midcap Value Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers twelve series, including the fund.The fund’s investment objective is to surpass the performance of the Russell Midcap Value Index.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager was a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager,is the distributor of the fund’s shares, which are sold to the public without a sales charge.

On July 1, 2007, Mellon Financial and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”).As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valua-

16

tion purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measure-ments.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro-

18

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Management believes that the application of this standard does not have a material impact on the financial statements of the fund.

At August 31, 2007, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $94,841,005, undistributed capital gains $69,770,730 and unrealized depreciation $11,709,383.

The tax characters of distributions paid to shareholders during the fiscal year ended August 31, 2007 and August 31, 2006, were as follows: ordinary income $27,933,443 and $23,423,115 and long-term capital gains $77,864,776 and $114,304,814, respectively.

During the period ended August 31, 2007, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, the fund decreased accumulated undistributed investment income-net by $631,816 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under both arrangements during the period ended August 31, 2007 was approximately $1,499,700 with a related weighted average annualized interest rate of 5.81% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2007, the fund was charged $2,998,054 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2007, the fund was charged $163,050 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the

20

fund. During the period ended August 31, 2007, the fund was charged $113,566 pursuant to the custody agreement.

During the period ended August 31, 2007, the fund was charged $4,539 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $683,317, shareholder services plan fees $227,772, custodian fees $45,828, chief compliance officer fees $2,009 and transfer agency per account fees $30,000.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A 1% redemption fee is charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund’s exchange privilege. Effective December 1, 2007, the fund will no longer assess a redemption fee on shares that are redeemed or exchanged before the end of the required holding period. The fund reserves the right to impose a redemption fee in the future.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2007, amounted to $1,936,345,153 and $2,172,638,159, respectively.

At August 31, 2007, the cost of investments for federal income tax purposes was $1,048,265,114; accordingly, accumulated net unrealized depreciation on investments was $11,709,383, consisting of $65,815,993 gross unrealized appreciation and $77,525,376 gross unrealized depreciation.

The Fund 21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Midcap Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Midcap Value Fund (one of the funds comprising Advantage Funds, Inc.) as of August 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended,and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights,assessing the accounting principles used and significant estimates made by management,and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Midcap Value Fund at August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 17, 2007

22

IMPORTANT TAX INFORMATION ( U n a u d i t e d )

For federal tax purposes, the fund hereby designates $2.1645 per share as a long-term capital gain distribution and $.7175 per share as a short-term capital gain distribution of the $2.9410 per share paid on December 11, 2006.Also the fund hereby designates 50.01% of the ordinary dividends paid during the fiscal year ended August 31, 2007 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $14,303,865 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2008 of the percentage applicable to the preparation of their 2007 income tax returns.

The Fund 23

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

24

At a meeting of the fund’s Board held on March 7 and 8, 2007, for the reasons set forth below the Board unanimously approved the continuation of the fund’s Management Agreement with Dreyfus for a shorter six-month term ending September 30, 2007.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Management Agreement, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’s representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’s representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’s research and portfolio management capabilities and Dreyfus’s oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance, management fee and expense ratio, placing significant emphasis on comparative data supplied by Lipper, Inc., an independent provider of mutual fund data, including contractual and actual (net of fee waivers and expense reimbursements) management fees, operating expense components and total return performance.The fund’s performance was compared to that of a Performance Universe, consisting of all funds with the same Lipper classification/objective, and a Performance Group, consisting of comparable funds chosen by Lipper based on guidelines previously approved by the Board. Similarly, the fund’s contractual and actual management fee and operating expenses were compared to those of an Expense Universe, consisting of funds with the same or similar Lipper classification/objective, and an Expense Group, consisting of comparable funds chosen by Lipper based on guidelines previously approved by the Board. As part of its review of expenses, the Board also considered other fund expenses, such as transfer agent fees, custody fees, 12b-1 or non-12b-1 service fees (if any), and other non-management fees, as well as any waivers or reimbursements of fees and expenses.

In its review of performance, the Board noted that the fund’s average annual total return ranked in the fifth quintile of its Performance Group and its Performance Universe for the one-, three- and five-year periods ended December 31, 2006. The fund ranked in the first and second quintile in the Performance Group and Performance Universe for the four-year period ended December 31, 2006.

In its review of the fund’s management fee and operating expenses, the Board examined the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, noting, among other things, that the fund’s actual management fee ranked first quin-tile in its Expense Group and ranked second quintile in its Expense

The Fund 25

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Universe, and that the fund’s total expense ratio ranked in the first quintile in its Expense Group and ranked third quintile in its Expense Universe (fund’s in the first quintile have the lowest expenses).

The Board acknowledged that some of the performance related to the effects of transitioning the fund’s portfolio from the previous portfolio manager. The Board also noted that management has taken steps to modify the portfolio manager’s approach to adjust for unexpected events, such as takeovers or management changes. The Board also observed that the fund’s performance had improved significantly during the latter part of 2006 and the beginning of 2007.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts managed by Dreyfus with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’s perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. Dreyfus’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of Dreyfus’s performance, and the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts managed by Dreyfus to evaluate the appropriateness and reasonableness of the fund’s management fees. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. Dreyfus’s representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the Fund grows and

26

whether fee levels reflect these economies of scale for the benefit of Fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements with respect to trading the Fund’s investments.

It was noted that the Board members should consider Dreyfus’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature,extent and quality of the services provided by Dreyfus are adequate and appropriate.
  The Board generally was concerned with the Fund’s overall perfor- mance but noted the stronger long-term performance.
  The Board concluded that the fee paid by the Fund to Dreyfus was reasonable in light of the services provided, long-term performance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the Fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the fund’s Management Agreement through September 30, 2007 (less than the one-year period that Dreyfus had requested) was in the best interests of the fund and its shareholders.

28

BOARD MEMBERS INFORMATION ( U n a u d i t e d )

Joseph S. DiMartino (63) Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
  Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
  Ivory Investment Management, L.P., a registered investment advisor to three private funds, Senior Advisor
No. of Portfolios for which Board Member Serves: 163
———————
Peggy C. Davis (64)
Board Member (2006)

Principal Occupation During Past 5 Years:
  Shad Professor of Law, New York University School of Law (1983-present)
  Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 65
———————
David P. Feldman (67)
Board Member (1996)

Principal Occupation During Past 5 Years:
  Corporate Director and Trustee
Other Board Memberships and Affiliations:
  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
No. of Portfolios for which Board Member Serves: 49

The Fund 29

BOARD MEMBERS INFORMATION (Unaudited) (continued)

James F. Henry (76) Board Member (2006)
Principal Occupation During Past 5 Years:
  President,The International Institute for Conflict Prevention and Resolution, a non- profit organization principally engaged in the development of alternatives to business litigation (Retired 2003)
  Advisor to The Elaw Forum, a consultant on managing corporate legal costs
  Advisor to John Jay Homestead (the restored home of the first U.S. Chief Justice)
  Individual Trustee of several trusts
Other Board Memberships and Affiliations:
  Director, advisor and mediator involved in several non-profit organizations, primarily engaged in domestic and international dispute resolution, and historic preservation
No. of Portfolios for which Board Member Serves: 40
———————
Ehud Houminer (67)
Board Member (1993)
Principal Occupation During Past 5 Years:

  Executive-in-Residence at the Columbia Business School, Columbia University
Other Board Memberships and Affiliations:
  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
No. of Portfolios for which Board Member Serves: 67
———————
Gloria Messinger (77)
Board Member (1993)

Principal Occupation During Past 5 Years:
  Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
  Consultant in Intellectual Property
Other Board Memberships and Affiliations:
  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director
No. of Portfolios for which Board Member Serves: 40
30

Dr. Martin Peretz (68) Board Member (2006)
Principal Occupation During Past 5 Years:
  Editor-in-Chief of The New Republic Magazine
  Lecturer in Social Studies at Harvard University (1965-2002)
  Director of TheStreet.com, a financial information service on the web
Other Board Memberships and Affiliations:
  American Council of Trustees and Alumni, Director
  Pershing Square Capital Management, Adviser
  Montefiore Ventures, General Partner
  Harvard Center for Blood Research,Trustee
  Bard College,Trustee
  Board of Overseers of YIVO Institute for Jewish Research, Chairman
No. of Portfolios for which Board Member Serves: 40
———————
Anne Wexler (77)
Board Member (1996)

Principal Occupation During Past 5 Years:
  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs from January 1981 to present
Other Board Memberships and Affiliations:
  Wilshire Mutual Funds (5 funds), Director
  The Community Foundation for the National Capital Region, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 49
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member

The Fund 31

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 82 investment companies (comprised of 163 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice
President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 82 investment companies (comprised of 163 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

32

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (83 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 79 investment companies (comprised of 176 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

The Fund 33

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2007, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
23	Report of Independent Registered
Public Accounting Firm
24	Important Tax Information
25	Information About the Review and Approval
of the Fund’s Management Agreement
30	Board Members Information
33	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus
Small Company Value Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Small Company Value Fund, covering the 12-month period from September 1, 2006, through August 31, 2007.

An intensifying credit crisis later in the reporting period produced heightened volatility in most financial markets.As credit concerns spread from the sub-prime mortgage sector of the bond market to other areas of the financial markets, investors’ appetite for risk shifted from ample to cautious. While this change led to declines across most capitalization ranges of the U.S. stock market, gains achieved earlier in the reporting period still enabled most equity indices to post substantial results for the reporting period overall.

In our analysis, the downside risks to the U.S. economy have increased, with the housing recession and consumer slowdown likely to be more intense than previously expected. Many investors were encouraged by the Federal Reserve Board’s decision in August to lower the discount rate and even more so by its decision to lower the federal funds rate 50 basis points at its September meeting.We believe that these monetary policy changes will help to stabilize short-term market volatility and allow for the current economic cycle to moderate gradually.With that said, we also feel that these factors are likely to continue to produce opportunities for some market sectors and challenges for others, which is why we encourage you to talk with your financial advisor to help ensure that your portfolio remains aligned with your current financial needs and future investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Thomas F. Eggers
Chief Executive Officer
The Dreyfus Corporation
September 17, 2007

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2006, through August 31, 2007, as provided by David Daglio, Portfolio Manager

Fund and Market Performance Overview

Small-cap stocks produced competitive returns during much of the reporting period, as investors moved away from the trend-following strategies of “momentum investing” and once again began to focus on the fundamental strengths and weaknesses of individual stocks.The fund produced a substantially higher return than that of its benchmark, as our stock selection strategy enabled the fund to produce above-average returns in nine of 10 market sectors.

For the 12-month period ended August 31, 2007, Dreyfus Small Company Value Fund produced a total return of 21.83% .1 In comparison, the fund’s benchmark, the Russell 2000 Value Index, produced a total return of 6.64% for the same period.2

The Fund’s Investment Approach

The fund seeks capital appreciation and normally invests at least 80% of its assets in the stocks of companies with market capitalizations within the range of companies in the Russell 2000 Value Index at the time of purchase. Because the fund may continue to hold a security whose market capitalization grows, a substantial portion of the fund’s holdings can have market capitalizations outside the range of the Russell 2000 Value Index at any given time. The fund’s stock investments may include common stocks, preferred stocks and convertible securities of both U.S. and foreign issuers, including those purchased in initial public offerings (IPOs). Potential investments are identified through extensive quantitative and fundamental research, emphasizing three key factors: value, business health and business momentum.

Stock Market Volatility Produced Value-Oriented Opportunities

Although the first half of the reporting period saw a gradual economic slowdown led by softening housing markets, stocks generally rallied as

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

corporate earnings remained robust. Investors maintained an ample appetite for risk in this environment, leading them to favor smaller companies over larger ones.

However, in late February, reports of delinquencies and defaults among homeowners with sub-prime mortgages sparked heightened market volatility. By July, weakness in the sub-prime lending sector had spread to other areas of the economy and financial markets, causing investors to reassess their attitudes toward risk.As a result, investors began to sell stocks and bonds in the more credit-sensitive fixed-income sectors. This rush for the exits resulted in a credit crisis that, in mid-August, prompted the Federal Reserve Board to reduce a key interest rate in an attempt to promote market liquidity.

We used this period of volatility to invest in a number of fundamentally strong companies that had been too richly valued to meet our investment criteria.We also sold a number of stocks as they reached our price targets, locking in gains.While this activity led to a higher-than-normal portfolio turnover rate, we have adhered to our investment strategy of selecting stocks that appear undervalued relative to their long-term earnings prospects.

Industrials and Telecommunications Sectors Supported the Fund’s Performance

Industrial companies were some of the fund’s top performers over the reporting period. Dry bulk shippers that transport iron ore, coal, grain and other cargo via trans-ocean container ships were supported by robust global demand for commodities,while manufacturers of large and midsize trucks gained value in anticipation of a recovery in truck orders in response to federal regulatory changes.Telecommunications services stocks also boosted the fund’s performance,most notably a firm that provides dedicated Internet access to financial companies, universities and law firms, linking more than 1,100 office buildings through Ethernet connections. Another winner was a wireless services provider that appears positioned to gain market share in a growing industry.

Finally, the fund benefited from its limited exposure to banks, thrifts and real estate investment trusts (REITs) within the financials sector, where valuations appeared rich.While the fund’s underweighted position in the

4

sector previously had hindered performance, adhering to our investment discipline proved beneficial during the reporting period.

On the other hand, the fund received disappointing results from some holdings, including a technology firm that manufactures a device enabling consumers to recharge multiple electronic products simultaneously. Sales of the product proved to be slower than expected, and we have since sold the stock.

Focusing on Valuations and Fundamentals for Long-Term Investors

As of the end of the reporting period, we have remained concerned about the direction of the U.S. economy. Nonetheless, we have found a number attractive, value-oriented opportunities among natural gas companies, health care firms with distinctive products or services, modular homebuilders, and communications equipment and optical component firms in the information technology sector. Conversely, we have maintained underweighted positions in financial companies and metals-and-mining stocks, which appear overvalued to us.

Because we employ a “bottom-up” stock selection process based on valuations and business fundamentals, any sector overweights or underweights reflect our thoughts on individual stocks rather than our economic outlook. As always, we continue to take a long-term view, and we remain watchful for market overreactions to short-term issues that may produce investment opportunities.

September 17, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Fund 5

Average Annual Total Returns	as of 8/31/07
	1 Year	5 Years	10 Years

Fund	21.83%	20.19%	8.40%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.
There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance.
The above graph compares a $10,000 investment made in Dreyfus Small Company Value Fund on 8/31/97 to a
$10,000 investment made on that date in the Russell 2000 Value Index (the “Index”). All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is an unmanaged index of small-cap value stock performance.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Small Company Value Fund from March 1, 2007 to August 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2007

Expenses paid per $1,000 †	$ 6.20
Ending value (after expenses)	$1,033.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2007

Expenses paid per $1,000 †	$ 6.16
Ending value (after expenses)	$1,019.11

† Expenses are equal to the fund’s annualized expense ratio of 1.21%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS
August 31, 2007

Common Stocks—99.9%	Shares	Value ($)

Consumer Discretionary—15.3%
Champion Enterprises	207,540 [a,b]	2,397,087
Cheesecake Factory	47,530 [b]	1,184,923
Drew Industries	5,210 [b]	204,597
Fleetwood Enterprises	322,750 [a,b]	3,008,030
Group 1 Automotive	10,920	382,855
Hanesbrands	21,990 [b]	658,820
Iconix Brand Group	29,910 [b]	620,034
Live Nation	129,460 [a,b]	2,679,822
M.D.C. Holdings	22,190 [a]	987,233
Modine Manufacturing	48,800	1,368,840
Panera Bread, Cl. A	48,600 [a,b]	2,125,764
True Religion Apparel	188,340 [a,b]	3,160,345
		18,778,350
Consumer Staples—7.2%
Alberto-Culver	64,070	1,484,502
Cott	41,700 [a,b]	470,793
Great Atlantic & Pacific Tea	31,980 [a,b]	1,002,893
Herbalife	24,920	1,057,854
Longs Drug Stores	23,870	1,258,665
Smithfield Foods	40,170 [b]	1,314,764
Winn-Dixie Stores	106,810 [a,b]	2,235,533
		8,825,004
Energy—5.3%
Alpha Natural Resources	44,680 [b]	862,771
CNX Gas	48,660 [a,b]	1,296,789
Goodrich Petroleum	66,180 [a,b]	1,959,590
PetroHawk Energy	54,910 [b]	831,337
Range Resources	19,610	712,039
Sandridge Energy	42,000 [b,c]	882,000
		6,544,526
Financial—12.0%
Argo Group International Holdings	29,586 [b]	1,206,517
Assured Guaranty	74,850	1,951,340
Cardinal Financial	99,340	925,849
Cypress Sharpridge	211,900 [c]	1,483,300
First American	13,250	554,248

8

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
First Horizon National	19,590 [a]	601,021
Hanover Insurance Group	32,940	1,409,173
Knight Capital Group, Cl. A	130,820 [a,b]	1,797,467
MFA Mortgage Investments	129,350 [a]	1,002,462
PartnerRe	10,590	769,999
Protective Life	42,230	1,765,214
Westfield Financial	124,250	1,256,168
		14,722,758
Health Care—14.5%
Alpharma, Cl. A	112,860 [a]	2,584,494
Amedisys	52,480 [a,b]	1,982,694
American Medical Systems Holdings	70,930 [a,b]	1,305,112
AngioDynamics	127,210 [a,b]	2,475,507
Aspreva Pharmaceuticals	112,440 [b]	2,175,714
Computer Programs & Systems	42,320 [a]	1,124,442
Cutera	112,530 [b]	2,506,043
MDS	9,690	189,827
Nighthawk Radiology Holdings	76,280 [a,b]	1,675,109
SonoSite	61,990 [a,b]	1,807,628
		17,826,570
Industrial—14.5%
Apogee Enterprises	18,388	462,826
Arkansas Best	45,600 [a]	1,637,040
Commercial Vehicle Group	163,500 [b]	2,324,970
Covanta Holding	91,970 [b]	2,077,602
First Advantage, Cl. A	53,680 [b]	1,044,076
First Consulting Group	184,550 [b]	1,747,689
Interface, Cl. A	48,560	876,022
LSI Industries	75,450	1,530,126
Navios Maritime Holdings	232,450	2,835,890
Navistar International	4,800 [b]	268,704
Pike Electric	80,210 [b]	1,515,969
Steelcase, Cl. A	28,920	510,149
US Airways Group	7,900 [b]	244,505
Watts Water Technologies, Cl. A	18,980 [a]	672,272
		17,747,840

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Information Technology—18.3%
Applied Micro Circuits	911,940 [a,b]	2,599,029
Ariba	195,040 [a,b]	1,716,352
Bankrate	36,932 [a,b]	1,445,149
Bookham	75,829 [b]	197,155
Forrester Research	44,890 [b]	1,140,655
JDS Uniphase	158,380 [a,b]	2,306,013
Kemet	308,640 [a,b]	2,129,616
Lattice Semiconductor	164,230 [b]	819,508
MasTec	57,180 [a,b]	845,120
Mercury Computer Systems	54,980 [b]	628,971
Microsemi	49,170 [b]	1,246,951
Mindspeed Technologies	547,734 [a,b]	931,148
Newport	28,760 [b]	397,176
Perot Systems, Cl. A	52,570 [b]	821,669
Rogers	17,770 [b]	731,946
Sonus Networks	173,420 [b]	1,002,368
Supertex	40,470 [b]	1,451,254
Take-Two Interactive Software	124,230 [a,b]	1,985,195
		22,395,275
Materials—2.7%
A.M. Castle & Co	30,950 [a]	901,574
Cytec Industries	25,940	1,722,416
Olympic Steel	29,370 [a]	717,509
		3,341,499
Telecommunication Services—3.9%
Cogent Communications Group	97,633 [a,b]	2,437,896
Leap Wireless International	17,290 [b]	1,253,525
NTELOS Holdings	38,600	1,033,708
		4,725,129
Utilities—6.2%
CMS Energy	136,100 [a]	2,221,152
DPL	114,310 [a]	3,012,069

10

Common Stocks (continued)	Shares	Value ($)

Utilities (continued)
Portland General Electric	65,470	1,740,847
UIL Holdings	21,820	676,202
		7,650,270
Total Common Stocks
(cost $123,221,229)		122,557,221

Investment of Cash Collateral
for Securities Loaned—34.1%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $41,879,162)	41,879,162 [d]	41,879,162

Total Investments (cost $165,100,391)	134.0%	164,436,383
Liabilities, Less Cash and Receivables	(34.0%)	(41,741,751)
Net Assets	100.0%	122,694,632

[a] All or a portion of these securities are on loan. At August 31, 2007, the total market value of the fund’s securities on loan is $39,525,572 and the total market value of the collateral held by the fund is $41,879,162.
[b] Non-income producing security.
[c] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.The value of these securities have been determined in good faith under the direction of the Board of Directors. At August 31, 2007, these securities amounted to $2,365,300 or 1.9% of net assets.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Money Market Investments	34.1	Consumer Staples	7.2
Information Technology	18.3	Utilities	6.2
Consumer Discretionary	15.3	Energy	5.3
Industrial	14.5	Telecommunication Services	3.9
Health Care	14.5	Materials	2.7
Financial	12.0		134.0

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2007

	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $39,525,572)—Note 1(b):
Unaffiliated issuers	123,221,229	122,557,221
Affiliated issuers	41,879,162	41,879,162
Cash		133,678
Receivable for investment securities sold		1,525,820
Dividends and interest receivable		112,084
Prepaid expenses		11,034
		166,218,999

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		124,153
Liability for securities on loan—Note 1(b)		41,879,162
Payable for investment securities purchased		1,321,848
Payable for shares of Common Stock redeemed		132,053
Interest payable—Note 2		67
Accrued expenses		67,084
		43,524,367

Net Assets ($)		122,694,632

Composition of Net Assets ($):
Paid-in capital		101,788,135
Accumulated undistributed investment income—net		397,957
Accumulated net realized gain (loss) on investments		21,172,548
Accumulated net unrealized appreciation
(depreciation) on investments		(664,008)

Net Assets ($)		122,694,632

Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)		4,532,798
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		27.07

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended August 31, 2007

Investment Income ($):
Income:
Cash dividends (net of $3,938 foreign taxes withheld at source):
Unaffiliated issuers	1,663,142
Affiliated issuers	92,844
Income from securities lending	261,202
Total Income	2,017,188
Expenses:
Management fee—Note 3(a)	1,006,530
Shareholder servicing costs—Note 3(b)	469,266
Professional fees	36,419
Custodian fees—Note 3(b)	33,527
Prospectus and shareholders’ reports	30,467
Registration fees	18,676
Directors’ fees and expenses—Note 3(c)	6,480
Interest expense—Note 2	6,154
Miscellaneous	16,517
Total Expenses	1,624,036
Investment Income-Net	393,152

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	22,667,056
Net unrealized appreciation (depreciation) on investments	4,229,757
Net Realized and Unrealized Gain (Loss) on Investments	26,896,813
Net Increase in Net Assets Resulting from Operations	27,289,965

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2007	2006

Operations ($):
Investment income (loss)—net	393,152	(709,713)
Net realized gain (loss) on investments	22,667,056	17,443,732
Net unrealized appreciation
(depreciation) on investments	4,229,757	(28,191,572)
Net Increase (Decrease) in Net Assets
Resulting from Operations	27,289,965	(11,457,553)

Dividends to Shareholders from ($):
Net realized gain on investments	(5,479,345)	(14,895,629)

Capital Stock Transactions ($):
Net proceeds from shares sold	4,062,398	10,039,442
Dividends reinvested	5,319,086	14,435,657
Cost of shares redeemed	(44,794,988)	(45,253,114)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(35,413,504)	(20,778,015)
Total Increase (Decrease) in Net Assets	(13,602,884)	(47,131,197)

Net Assets ($):
Beginning of Period	136,297,516	183,428,713
End of Period	122,694,632	136,297,516
Undistributed investment income—net	397,957	—

Capital Share Transactions:
Shares sold	155,135	391,033
Shares issued for dividends reinvested	208,918	568,109
Shares redeemed	(1,725,801)	(1,781,644)
Net Increase (Decrease) in Shares Outstanding	(1,361,748)	(822,502)

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,

	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	23.12	27.31	20.42	18.69	12.29
Investment Operations:
Investment income (loss)-net [a]	.08	(.11)	(.17)	(.18)	(.10)
Net realized and unrealized gain
(loss) on investments	4.90	(1.69)	7.06	1.91	6.50
Total from Investment Operations	4.98	(1.80)	6.89	1.73	6.40
Distributions:
Dividends from net realized gain
on investments	(1.03)	(2.39)	—	—	—
Net asset value, end of period	27.07	23.12	27.31	20.42	18.69

Total Return (%)	21.83	(7.37)	33.74	9.26	52.08

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.21	1.19	1.18	1.22	1.29
Ratio of net investment income
(loss) to average net assets	.29	(.45)	(.70)	(.83)	(.79)
Portfolio Turnover Rate	165.75	170.59	107.07	113.42	128.80

Net Assets, end of period ($ x 1,000)	122,695	136,298	183,429	171,167	209,765

[a] Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Small Company Value Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers twelve series, including the fund. The fund’s investment objective is capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager was a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to existing shareholders without a sales charge. The fund is closed to new investors. Effective November 1, 2007, the fund will be reopened to new investors.

On July 1, 2007, Mellon Financial and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are

16

valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value mea-surements.The application of FAS 157 is required for fiscal years begin-

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

ning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually,

18

but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15,2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At August 31, 2007, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $16,323,051, undistributed capital gains $5,660,589 and unrealized depreciation $1,077,143.

The tax characters of distributions paid to shareholders during the fiscal periods ended August 31, 2007 and August 31, 2006 were as follows: ordinary income $3,560,777 and $1,301,499, and long-term capital gains $1,918,568 and $13,594,130, respectively.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended August 31, 2007, as a result of permanent book to tax differences, primarily due to the tax treatment for passive foreign investment companies, the fund increased accumulated undistributed investment income-net by $4,805 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended August 31, 2007 was approximately $105,800, with a related weighted average annualized interest rate of 5.82% .

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other indus-

20

try professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2007, the fund was charged $335,510 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2007, the fund was charged $68,500 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2007, the fund was charged $33,527 pursuant to the custody agreement.

During the period ended August 31, 2007, the fund was charged $4,539 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $78,521, shareholder services plan fees $26,173, custodian fees $11,850, chief compliance officer fees $2,009 and transfer agency per account fees $5,600.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A 1% redemption fee is charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, subject to exceptions, including redemptions made through the use of the fund’s exchange privilege. Effective December 1, 2007, the fund will no longer assess a redemption fee on shares that are redeemed or exchanged before the end of the required holding period. The fund reserves the right to reimpose a redemption fee in the future.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Pursuant to an exemptive order from the SEC, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2007, amounted to $219,184,616 and $256,842,887, respectively.

At August 31, 2007, the cost of investments for federal income tax purposes was $165,513,526; accordingly, accumulated net unrealized depreciation on investments was $1,077,143, consisting of $6,795,407 gross unrealized appreciation and $7,872,550 gross unrealized depreciation.

22

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Small Company Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Small Company Value Fund, (one of the funds comprising Advantage Funds, Inc.) as of August 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights,assessing the accounting principles used and significant estimates made by management,and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Small Company Value Fund at August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 17, 2007

The Fund 23

IMPORTANT TAX INFORMATION ( U n a u d i t e d )

For federal tax purposes, the fund hereby designates $.3610 per share as a long-term capital gain distribution and $.6700 per share as a short-term capital gain distribution of the $1.0310 per share paid on December 6, 2006. Also the fund hereby designates 9.0% of the ordinary dividends paid during the fiscal year ended August 31, 2007 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $4,129 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2008 of the percentage applicable to the preparation of their 2007 income tax returns.

24

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on March 7 and 8, 2007, for reasons set forth below the Board unanimously approved the continuation of the fund’s Management Agreement with Dreyfus for a shorter six-month term ending September 30, 2007.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Management Agreement, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’s representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’s representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’s research and portfolio management capabilities and Dreyfus’s oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’s extensive administrative, accounting and compliance infrastructure.

The Fund 25

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ’S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance, management fee and expense ratio, placing significant emphasis on comparative data supplied by Lipper, Inc., an independent provider of mutual fund data, including contractual and actual (net of fee waivers and expense reimbursements) management fees, operating expense components and total return performance.The fund’s performance was compared to that of a Performance Universe, consisting of all funds with the same Lipper classification/objective, and a Performance Group, consisting of comparable funds chosen by Lipper based on guidelines previously approved by the Board. Similarly, the fund’s contractual and actual management fee and operating expenses were compared to those of an Expense Universe, consisting of funds with the same or similar Lipper classification/objective, and an Expense Group, consisting of comparable funds chosen by Lipper based on guidelines previously approved by the Board.As part of its review of expenses, the Board also considered other fund expenses, such as transfer agent fees, custody fees, 12b-1 or non-12b-1 service fees (if any), and other non-management fees, as well as any waivers or reimbursements of fees and expenses.

In its review of performance, the Board noted that the fund’s average annual total return ranked in the fifth quintile of its Performance Group and its Performance Universe for the one-, two-, and three-year periods ended December 31, 2006. The fund ranked in the first quintile in the Performance Group and Performance Universe for the four-year period ended December 31, 2006.

In its review of the fund’s management fee and operating expenses, the Board examined the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, noting, among other things, that the fund’s actual management fee ranked in the first quintile in its Expense Group and Expense Universe, and that the fund’s total expense ratio ranked in the third quintile in its Expense Group and Expense Universe (fund’s in the first quintile have the lowest expenses).

26

The Board acknowledged that some of the performance related to the effects of transitioning the fund’s portfolio from the previous portfolio manager. The Board also noted that management has taken steps to modify the portfolio manager’s approach to adjust for unexpected events, such as takeovers or management changes. The Board also observed that the fund’s performance had improved significantly during the latter part of 2006 and the beginning of 2007.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts managed by Dreyfus with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’s perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. Dreyfus’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of Dreyfus’s performance, and the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts managed by Dreyfus to evaluate the appropriateness and reasonableness of the fund’s management fees. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. Dreyfus’s representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits

The Fund 27

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ’S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

to Dreyfus from acting as investment adviser and noted the soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  The Board generally was concerned with the fund’s overall perfor- mance but noted the stronger short-term performance.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, long-term performance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.

28

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the fund’s Management Agreement through September 30, 2007 (less than the one-year period that Dreyfus had requested) was in the best interests of the fund and its shareholders.

The Fund 29

BOARD MEMBERS INFORMATION ( U n a u d i t e d )

Joseph S. DiMartino (63)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

  Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
  Ivory Investment Management, L.P., a registered investment advisor to three private funds, Senior Advisor

No. of Portfolios for which Board Member Serves: 163

———————

Peggy C. Davis (64)
Board Member (2006)

Principal Occupation During Past 5 Years:

  Shad Professor of Law, New York University School of Law (1983-present)
  Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

No. of Portfolios for which Board Member Serves: 65

———————

David P. Feldman (67)
Board Member (1996)

Principal Occupation During Past 5 Years:

  Corporate Director and Trustee

Other Board Memberships and Affiliations:

  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director

No. of Portfolios for which Board Member Serves: 49

30

James F. Henry (76)
Board Member (2006)

Principal Occupation During Past 5 Years:

  President,The International Institute for Conflict Prevention and Resolution, a non- profit organization principally engaged in the development of alternatives to business litigation (Retired 2003)
  Advisor to The Elaw Forum, a consultant on managing corporate legal costs
  Advisor to John Jay Homestead (the restored home of the first U.S. Chief Justice)
  Individual Trustee of several trusts

Other Board Memberships and Affiliations:

  Director, advisor and mediator involved in several non-profit organizations, primarily engaged in domestic and international dispute resolution, and historic preservation

No. of Portfolios for which Board Member Serves: 40

———————

Ehud Houminer (67)
Board Member (1993)

Principal Occupation During Past 5 Years:

  Executive-in-Residence at the Columbia Business School, Columbia University

Other Board Memberships and Affiliations:

  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman

No. of Portfolios for which Board Member Serves: 67

———————

Gloria Messinger (77)
Board Member (1993)

Principal Occupation During Past 5 Years:

  Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
  Consultant in Intellectual Property

Other Board Memberships and Affiliations:

  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director

No. of Portfolios for which Board Member Serves: 40

The Fund 31

Dr. Martin Peretz (68)
Board Member (2006)

Principal Occupation During Past 5 Years:

  Editor-in-Chief of The New Republic Magazine
  Lecturer in Social Studies at Harvard University (1965-2002)
  Director of TheStreet.com, a financial information service on the web

Other Board Memberships and Affiliations:

  American Council of Trustees and Alumni, Director
  Pershing Square Capital Management, Adviser
  Montefiore Ventures, General Partner
  Harvard Center for Blood Research,Trustee
  Bard College,Trustee
  Board of Overseers of YIVO Institute for Jewish Research, Chairman

No. of Portfolios for which Board Member Serves: 40

———————

Anne Wexler (77)
Board Member (1996)

Principal Occupation During Past 5 Years:

  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs from January 1981 to present

Other Board Memberships and Affiliations:

  Wilshire Mutual Funds (5 funds), Director
  The Community Foundation for the National Capital Region, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation

No. of Portfolios for which Board Member Serves: 49

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member

32

BOARD MEMBERS INFORMATION (Unaudited) (continued)

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 82 investment companies (comprised of 163 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice
President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 82 investment companies (comprised of 163 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since August
2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since August
2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

The Fund 33

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director-Mutual Fund Accounting of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager — Money Market and Municipal Bond Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since May 2007.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (83 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 79 investment companies (comprised of 176 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

34

NOTES

For More Information

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2007, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 MBSC Securities Corporation

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
21	Notes to Financial Statements
30	Report of Independent Registered
Public Accounting Firm
31	Information About the Review and Approval
of the Fund’s Management Agreement
36	Board Members Information
39	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier
Technology Growth Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Technology Growth Fund, covering the 12-month period from September 1, 2006, through August 31, 2007.

An intensifying credit crisis later in the reporting period produced heightened volatility in most financial markets. As credit concerns spread from the sub-prime mortgage sector of the bond market to other areas of the financial markets, investors’ appetite for risk shifted from ample to cautious.While this change led to declines across most capitalization ranges of the U.S. stock market, gains achieved earlier in the reporting period still enabled most equity indices to post substantial results for the reporting period overall.

In our analysis, the downside risks to the U.S. economy have increased, with the housing recession and consumer slowdown likely to be more intense than previously expected. Many investors were encouraged by the Federal Reserve Board’s decision in August to lower the discount rate and even more so by its decision to lower the federal funds rate 50 basis points at its September meeting.We believe that these monetary policy changes will help to stabilize short-term market volatility and allow for the current economic cycle to moderate gradually.With that said, we also feel that these factors are likely to continue to produce opportunities for some market sectors and challenges for others, which is why we encourage you to talk with your financial advisor to help ensure that your portfolio remains aligned with your current financial needs and future investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Thomas F. Eggers Chief Executive Officer The Dreyfus Corporation September 17, 2007
2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2006, through August 31, 2007, as provided by Mark Herskovitz, Primary Portfolio Manager

Fund and Market Performance Overview

Technology stocks fared better than broader market averages over the reporting period, as investors generally responded positively to strong corporate earnings, robust customer demand and the emergence of new technologies.The fund produced higher returns than the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) but lower returns than the Morgan Stanley High Technology 35 Index (the “MS High Tech 35 Index”), partly due to strong performance from some MS High Tech 35 Index components that did not meet our investment criteria.

For the 12-month period ended August 31, 2007, Dreyfus Premier Technology Growth Fund produced total returns of 18.02% for its Class A shares, 16.69% for its Class B shares, 16.96% for its Class C shares, 18.43% for its Class I shares and 17.55% for its Class T shares.1 In comparison, the fund’s benchmarks, the MS High Tech 35 Index and the S&P 500 Index, produced total returns of 25.78% and 15.13%, respectively, over the same period.2,3

On a separate note, effective September 25, 2007, Barry K. Mills was added as a portfolio manager for the fund.

The Fund’s Investment Approach

The fund seeks capital appreciation by investing in growth companies of any size that we regard as leading producers or beneficiaries of technological innovation.The fund’s investment process combines a long-term fundamental approach focused on secular growth with a multi-dimensional approach that looks for opportunities across emerging growth, cyclical or stable growth companies. The secular growth portion of the portfolio seeks high growth companies in the fastest growing technology sectors. The multi-dimensional portion of the portfolio seeks companies that appear to have strong earnings momentum, positive earnings revisions, favorable growth, product or market cycles and/or favorable valuations.

Technology Stocks Produced Above-Average Results

Technology shares led a rising U.S. stock market over most of the reporting period. During the reporting period’s first half, risk-tolerant

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

investors especially favored smaller, lower-quality companies with high potential growth rates. Over the second half, market turbulence emanating from the troubled U.S. sub-prime mortgage sector caused investors to become more risk-averse, and their attention began to shift toward larger, higher-quality companies.

Technology stocks continued to fare relatively well during a sharp market downturn in July and August, when credit, liquidity and economic concerns spread from the sub-prime mortgage market to other parts of the financial markets. While housing- and mortgage-related weakness led to declines in a number of consumer-oriented market sectors, technology stocks held up relatively well. Investors apparently believed that many technology companies would continue to see strong demand from corporations seeking to achieve productivity gains and expand their Internet presence.

The Fund Participated in Positive Long-Term Trends

Technology stocks also benefited from a number of secular trends within the market sector. Greater use of video applications on the Internet drove demand for the infrastructure and software required to meet the explosive need for bandwidth capacity.The fund’s telecommunications equipment holdings benefited from this trend, including top performers such as Juniper Networks, which makes routers that help Internet service providers boost capacity, and Cisco Systems, where approximately 25% of recent quarterly revenues were derived from satisfying customers’ needs for more bandwidth.

The reporting period also saw greater adoption of certain types of consumer electronics, most notably flat-screen televisions and global positioning system devices. Indeed, GPS equipment maker Garmin ranked as one of the fund’s better performers for the reporting period.The wireless communications industry continued to evolve, as exemplified by the eagerly anticipated introduction of the iPhone from fund holding Apple. Finally, the fund’s position in MEMC Electronic Materials, which is a leading supplier of the silicon wafers used in solar panels, enabled it to participate in rising demand for renewable energy alternatives.

Good performance from these and other holdings was offset to a degree by lackluster returns in other areas. For example, after posting substantial gains in previous reporting periods, shares of storage equip-

4

ment maker Network Appliance retreated due to a disappointing earnings outlook. Internet portal Yahoo!, telecommunications equipment maker Comverse Technology, semiconductor manufacturer SiRF Technology Holdings and cellular handset provider Motorola each lost value due to management or competitive issues, leading us to sell the fund’s positions in those companies.

Finding Growth Opportunities Among Technology Companies

We believe that selectivity is becoming a more important ingredient for successful investing in the technology sector. Slowing economic growth could reduce demand for technology products and services, potentially leading to narrower profit margins for some companies. In addition, a slowdown in consumer spending may dampen sales of electronics. Still, several major product cycles appear ready to gain traction, and we have continued to find attractive opportunities among companies poised to benefit from ongoing secular investment themes, such as flat-screen televisions, outsourcing, GPS navigation, wireless communications and the growth of the Internet.

September 17, 2007

The technology sector has been among the most volatile sectors of the stock market.
Technology companies involve greater risk because their revenue and/or earnings tend to be less predictable and some companies may be experiencing significant losses. An investment in the fund should be considered only as a supplement to a complete investment program.
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through March 31, 2008, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance.
[2]	SOURCE: BLOOMBERG L.P. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley High Technology 35 Index is an
unmanaged, equal dollar-weighted index of 35 stocks from the electronics-based subsectors.The index does not take into account fees and expenses to which the fund is subject.
[3]	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance.The index does not take into account fees and expenses to which the fund is subject.

The Fund 5

† Source: Bloomberg L.P.
†† Source: Lipper Inc.
Past performance is not predictive of future performance.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments.
There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance.
The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier Technology Growth Fund on 10/13/97 (inception date) to a $10,000 investment made in each of the Standard & Poor’s 500 Composite Stock
Price Index (the “S&P 500 Index”) and the Morgan Stanley High Technology 35 Index (the “MS High Tech 35
Index”). For comparative purposes, the value of each index on 9/30/97 is used as the beginning value on 10/13/97.
Performance for Class B, Class C, Class I and Class T shares will vary from the performance of Class A shares shown above due to differences in charges and expenses. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses.The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance.The MS High Tech 35 Index reflects reinvestment of net dividends and, where applicable, capital gain distributions.The MS High Tech 35 Index is an unmanaged, equal dollar-weighted index from the electronics-based
subsectors.The indices do not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/07

	Inception			From
	Date	1 Year	5 Years	Inception

Class A shares
with maximum sales charge (5.75%)	10/13/97	11.21%	11.46%	7.64%
without sales charge	10/13/97	18.02%	12.79%	8.29%
Class B shares
with applicable redemption charge †	4/15/99	12.69%	11.36%	7.87%†††,††††
without redemption	4/15/99	16.69%	11.62%	7.87%†††,††††
Class C shares
with applicable redemption charge ††	4/15/99	15.96%	11.74%	7.48%†††
without redemption	4/15/99	16.96%	11.74%	7.48%†††
Class I shares	4/15/99	18.43%	13.29%	8.65%†††
Class T shares
with applicable sales charge (4.5%)	8/31/99	12.27%	11.28%	7.41%†††
without sales charge	8/31/99	17.55%	12.30%	7.91%†††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†††	The total return performance figures presented for Class B, C and I shares of the fund represent the performance of the fund’s Class A shares for periods prior to April 15, 1999 (the inception date for Class B, C and I shares), adjusted to reflect the applicable sales load for that class and the applicable distribution/servicing fees thereafter.
The total return performance figures presented for Class T shares of the fund represent the performance of the fund’s
Class A shares for periods prior to August 31, 1999 (the inception date for Class T shares), adjusted to reflect the applicable sales load for that class and the applicable distribution/servicing fees thereafter.
††††	Assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Technology Growth Fund from March 1, 2007 to August 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2007
	Class A	Class B	Class C	Class I	Class T

Expenses paid per $1,000 †	$ 7.26	$ 12.68	$ 11.54	$ 5.16	$ 8.93
Ending value (after expenses)	$1,085.90	$1,079.60	$1,081.40	$1,088.00	$1,084.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2007
	Class A	Class B	Class C	Class I	Class T

Expenses paid per $1,000 †	$ 7.02	$ 12.28	$ 11.17	$ 4.99	$ 8.64
Ending value (after expenses)	$1,018.25	$1,013.01	$1,014.12	$1,020.27	$1,016.64

† Expenses are equal to the fund’s annualized expense ratio of 1.38% for Class A, 2.42% for Class B, 2.20% for Class C, .98% for Class I and 1.70% from Class T Shares; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
August 31, 2007

Common Stocks—97.8%	Shares	Value ($)

Consumer Discretionary—4.5%
Garmin	192,700 [a]	19,622,641
Information Technology—93.3%
Accenture, Cl. A	285,900	11,781,939
Adobe Systems	432,100 [b]	18,472,275
Akamai Technologies	208,900 [b]	6,730,758
Amdocs	359,900 [b]	12,704,470
Apple	95,500 [b]	13,224,840
Automatic Data Processing	278,300	12,729,442
Bluestream Ventures, LP	4,382,900 [b,e]	3,466,760
Broadcom, Cl. A	500,750 [b]	17,275,875
Cisco Systems	661,556 [b]	21,116,868
Citrix Systems	215,600 [b]	7,837,060
Cognizant Technology Solutions, Cl. A	190,400 [b]	13,996,304
Corning	799,500	18,684,315
Google, Cl. A	33,900 [b]	17,466,975
Harris	125,650	7,643,290
Hewlett-Packard	255,500	12,608,925
Infosys Technologies, ADR	219,300 [a]	10,462,803
Ingenex	7,900 [b,e]	0
Intel	225,700	5,811,775
Juniper Networks	597,900 [b]	19,682,868
KLA-Tencor	77,200	4,436,684
MEMC Electronic Materials	296,900 [b]	18,235,598
Microsoft	534,400	15,353,312
NAVTEQ	59,100 [b]	3,723,300
Network Appliance	459,000 [b]	12,787,740
NeuStar, Cl. A	48,031 [b]	1,518,740
Oracle	274,000 [b]	5,556,720

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
QUALCOMM	355,900	14,196,851
Research In Motion	186,300 [b]	15,911,883
Riverbed Technology	191,466 [a,b]	8,501,090
Samsung Electronics, GDR	17,700 [c]	5,558,561
SanDisk	194,800 [a,b]	10,920,488
SAP, ADR	181,700	9,824,519
Seagate Technology	149,200	3,852,344
Sonus Networks	495,600 [b]	2,864,568
Sun Microsystems	1,192,900 [b]	6,393,944
Suntech Power Holdings, ADR	72,900 [b]	2,606,175
Taiwan Semiconductor Manufacturing, ADR	480,074	4,762,334
Telefonaktiebolaget LM Ericsson, ADR	203,897	7,587,007
Texas Instruments	316,900	10,850,656
Trimble Navigation	42,500 [b]	1,500,675
VMware, Cl. A	2,820 [b]	194,270
Yahoo!	187,500 [a,b]	4,261,875
		403,096,876
Total Common Stocks
(cost $314,263,524)		422,719,517

Other Investment—1.8%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $7,984,000)	7,984,000 [d]	7,984,000

10

Investment of Cash Collateral
for Securities Loaned—6.7%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $28,839,593)	28,839,593 [d]	28,839,593

Total Investments (cost $351,087,117)	106.3%	459,543,110
Liabilities, Less Cash and Receivables	(6.3%)	(27,123,212)
Net Assets	100.0%	432,419,898

ADR—American Depository Receipts
GDR—Global Depository Receipts
[a] All or a portion of these securities are on loan. At August 31, 2007, the total market value of the fund’s securities on loan is $31,978,358 and the total market value of the collateral held by the fund is $32,889,593, consisting of cash collateral of $28,839,593 and U.S. Government and agency securities valued at $4,050,000.
[b] Non-income producing security.
[c] Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2007, this security amounted to $5,558,561 or 1.3% of net assets.
[d] Investment in affiliated money market mutual fund.
[e] Securities restricted as to public resale. Investment in restricted securities with aggregated market value assets of
$3,466,760 representing .8% of net assets (see below).

Issuer	Acquisition Date	Purchase Price ($)	Net Assets (%)	Valuation ($)†

Bluestream
Ventures, LP 4/30/2004-6/5/2007		0.77	0.8	.79 per share
Ingenex	4/30/2004	0.00	0.0	.00 per share
† The valuation of these securities has been determined in good faith under the direction of the Board of Directors.

Portfolio Summary (Unaudited) ††
	Value (%)			Value (%)

Information Technology	93.3	Consumer Discretionary		4.5
Money Market Investments	8.5			106.3
†† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2007

				Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments (including securities on loan
valued at $31,978,358)—Note 1(c):
Unaffiliated issuers			314,263,524		422,719,517
Affiliated issuers			36,823,593		36,823,593
Receivable for investment securities sold					3,505,006
Dividends and interest receivable					389,821
Receivable for shares of Common Stock subscribed					163,803
Prepaid expenses					48,711
					463,650,451

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)					451,275
Cash overdraft due to Custodian					72,774
Liability for securities on loan—Note 1(c)					28,839,593
Payable for investment securities purchased					793,033
Payable for shares of Common Stock redeemed					520,211
Accrued expenses					553,667
					31,230,553

Net Assets ($)					432,419,898

Composition of Net Assets ($):
Paid-in capital					551,698,953
Accumulated net realized gain (loss) on investments					(227,735,048)
Accumulated net unrealized appreciation
(depreciation) on investments					108,455,993

Net Assets ($)					432,419,898

Net Asset Value Per Share
	Class A	Class B	Class C	Class I	Class T

Net Assets ($)	366,082,537	18,097,053	40,091,451	5,457,460	2,691,397
Shares Outstanding	13,470,741	720,889	1,588,384	194,339	102,488

Net Asset Value
Per Share ($)	27.18	25.10	25.24	28.08	26.26

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended August 31, 2007

Investment Income ($):
Income:
Cash dividends (net of $104,206 foreign taxes withheld at source):
Unaffiliated issuers	2,209,892
Affiliated issuers	321,402
Income on securities lending	237,023
Total Income	2,768,317
Expenses:
Management fee—Note 3(a)	3,509,635
Shareholder servicing costs—Note 3(c)	3,057,130
Distribution fees—Note 3(b)	563,739
Prospectus and shareholders’ reports	149,711
Professional fees	86,582
Registration fees	81,340
Custodian fees—Note 3(c)	18,703
Interest expense—Note 2	10,805
Directors’ fees and expenses—Note 3(d)	9,875
Miscellaneous	39,856
Total Expenses	7,527,376
Less—reduction in management fees
due to undertaking—Note 3(a)	(211,664)
Less—reduction in custody fees
due to earnings credits—Note 1(c)	(1,152)
Net Expenses	7,314,560
Investment (Loss)—Net	(4,546,243)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	38,546,245
Net realized gain (loss) on forward currency exchange contracts	(1,900)
Net Realized Gain (Loss)	38,544,345
Net unrealized appreciation (depreciation) on investments	43,725,939
Net Realized and Unrealized Gain (Loss) on Investments	82,270,284
Net Increase in Net Assets Resulting from Operations	77,724,041

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2007 [a]	2006

Operations ($):
Investment (loss)—net	(4,546,243)	(7,428,084)
Net realized gain (loss) on investments	38,544,345	202,219,810
Net unrealized appreciation
(depreciation) on investments	43,725,939	(112,127,827)
Net Increase (Decrease) in Net Assets
Resulting from Operations	77,724,041	82,663,899

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	71,363,653	161,187,648
Class B shares	206,235	1,513,909
Class C shares	994,442	1,564,828
Class I shares	1,620,300	93,497,671
Class T shares	784,603	1,715,341
Cost of shares redeemed:
Class A shares	(161,111,728)	(163,070,827)
Class B shares	(32,485,543)	(127,359,414)
Class C shares	(18,860,946)	(20,020,222)
Class I shares	(1,623,327)	(1,135,312,431)
Class T shares	(2,831,635)	(2,249,273)
Capital contribution by Manager—Note 3(e)	—	2,289,116
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(141,943,946)	(1,186,243,654)
Total Increase (Decrease) in Net Assets	(64,219,905)	(1,103,579,755)

Net Assets ($):
Beginning of Period	496,639,803	1,600,219,558
End of Period	432,419,898	496,639,803

14

	Year Ended August 31,

	2007 [a]	2006

Capital Share Transactions:
Class A [b]
Shares sold	2,846,882	6,724,640
Shares redeemed	(6,374,743)	(6,890,133)
Net Increase (Decrease) in Shares Outstanding	(3,527,861)	(165,493)

Class B [b]
Shares sold	8,920	66,752
Shares redeemed	(1,410,178)	(5,637,131)
Net Increase (Decrease) in Shares Outstanding	(1,401,258)	(5,570,379)

Class C
Shares sold	42,712	69,024
Shares redeemed	(801,693)	(898,129)
Net Increase (Decrease) in Shares Outstanding	(758,981)	(829,105)

Class I
Shares sold	62,219	3,924,941
Shares redeemed	(62,383)	(46,434,346)
Net Increase (Decrease) in Shares Outstanding	(164)	(42,509,405)

Class T
Shares sold	32,131	73,938
Shares redeemed	(117,261)	(98,520)
Net Increase (Decrease) in Shares Outstanding	(85,130)	(24,582)

[a]	Effective June 1, 2007, the fund redesignated Class R shares to Class I shares.
[b]	During the period ended August 31, 2007, 781,540 Class B shares representing $17,964,365 were automatically converted to 727,553 Class A shares and during the period ended August 31, 2006, 3,352,551 Class B shares representing $76,137,578 were automatically converted to 3,153,293 Class A shares.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describes the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased or (decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,

Class A Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	23.03	22.40	19.64	21.28	14.89
Investment Operations:
Investment (loss)—net [a]	(.21)	(.18)	(.10)	(.24)	(.18)
Net realized and unrealized
gain (loss) on investments	4.36	.78	2.86	(1.40)	6.57
Total from Investment Operations	4.15	.60	2.76	(1.64)	6.39
Capital contribution by Manager	—	.03	—	—	—
Net asset value, end of period	27.18	23.03	22.40	19.64	21.28

Total Return (%) [b]	18.02	2.81[c]	14.05	(7.71)	42.91

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.46	1.38	1.32	1.42	1.57
Ratio of net expenses
to average net assets	1.42	1.38	1.32	1.42	1.57
Ratio of net investment (loss)
to average net assets	(.82)	(.77)	(.45)	(1.06)	(1.06)
Portfolio Turnover Rate	28.80	48.26	44.59	127.75	61.71

Net Assets, end of period ($ x 1,000)	366,083	391,530	384,411	398,767	423,425

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	If capital contribution as described in Note 3(e) had not been made by Manager, total return for the year ended
August 31, 2006 would have been 2.67%.
See notes to financial statements.

16

		Year Ended August 31,

Class B Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	21.51	21.17	18.75	20.50	14.49
Investment Operations:
Investment (loss)—net[a]	(.43)	(.41)	(.29)	(.43)	(.33)
Net realized and unrealized
gain (loss) on investments	4.02	.72	2.71	(1.32)	6.34
Total from Investment Operations	3.59	.31	2.42	(1.75)	6.01
Capital contribution by Manager	—	.03	—	—	—
Net asset value, end of period	25.10	21.51	21.17	18.75	20.50

Total Return (%) [b]	16.69	1.61[c]	12.91	(8.54)	41.48

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.51	2.47	2.29	2.36	2.54
Ratio of net expenses
to average net assets	2.47	2.47	2.29	2.36	2.54
Ratio of net investment (loss)
to average net assets	(1.91)	(1.92)	(1.41)	(2.00)	(2.03)
Portfolio Turnover Rate	28.80	48.26	44.59	127.75	61.71

Net Assets, end of period ($ x 1,000)	18,097	45,652	162,849	206,901	239,954

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	If capital contribution as described in Note 3(e) had not been made by Manager, total return for the year ended
August 31, 2006 would have been 1.47%.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,

Class C Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	21.58	21.19	18.76	20.51	14.49
Investment Operations:
Investment (loss)—net [a]	(.40)	(.38)	(.29)	(.42)	(.32)
Net realized and unrealized
gain (loss) on investments	4.06	.74	2.72	(1.33)	6.34
Total from Investment Operations	3.66	.36	2.43	(1.75)	6.02
Capital contribution by Manager	—	.03	—	—	—
Net asset value, end of period	25.24	21.58	21.19	18.76	20.51

Total Return (%) [b]	16.96	1.84[c]	12.95	(8.53)	41.55

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.32	2.33	2.28	2.33	2.51
Ratio of net expenses
to average net assets	2.28	2.33	2.28	2.33	2.51
Ratio of net investment (loss)
to average net assets	(1.69)	(1.73)	(1.39)	(1.98)	(2.00)
Portfolio Turnover Rate	28.80	48.26	44.59	127.75	61.71

Net Assets, end of period ($ x 1,000)	40,090	50,656	67,295	87,980	107,737

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c]	If capital contribution as described in Note 3(e) had not been made by Manager, total return for the year ended
	August 31, 2006 would have been 1.70%.
See notes to financial statements.

18

		Year Ended August 31,

Class I Shares	2007[a]	2006	2005	2004	2003 [b]

Per Share Data ($):
Net asset value, beginning of period	23.71	22.97	20.06	21.63	15.05
Investment Operations:
Investment income (loss)—net [b]	(.11)	(.08)	.00[c]	(.05)	(.08)
Net realized and unrealized
gain (loss) on investments	4.48	.79	2.91	(1.52)	6.66
Total from Investment Operations	4.37	.71	2.91	(1.57)	6.58
Capital contribution by Manager	—	.03	—	—	—
Net asset value, end of period	28.08	23.71	22.97	20.06	21.63

Total Return (%)	18.43	3.22[d]	14.51	(7.26)	43.72

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.08	.82	.86	.86	.97
Ratio of net expenses
to average net assets	1.04	.82	.86	.86	.97
Ratio of net investment income
(loss) to average net assets	(.44)	(.36)	.01	(.26)	(.45)
Portfolio Turnover Rate	28.80	48.26	44.59	127.75	61.71

Net Assets, end of period ($ x 1,000)	5,458	4,612	981,036	1,051,240	14,750

[a]	Effective June 1, 2007, the fund redesignated Class R shares to Class I shares.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d]	If capital contribution as described in Note 3(e) had not been made by Manager, total return for the year ended
August 31, 2006 would have been 3.08%.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,

Class T Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	22.34	21.81	19.22	20.90	14.70
Investment Operations:
Investment (loss)—net [a]	(.29)	(.27)	(.19)	(.31)	(.25)
Net realized and unrealized
gain (loss) on investments	4.21	.77	2.78	(1.37)	6.45
Total from Investment Operations	3.92	.50	2.59	(1.68)	6.20
Capital contribution by Manager	—	.03	—	—	—
Net asset value, end of period	26.26	22.34	21.81	19.22	20.90

Total Return (%) [b]	17.55	2.43[c]	13.48	(8.04)	42.18

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.82	1.79	1.79	1.79	2.07
Ratio of net expenses
to average net assets	1.78	1.79	1.79	1.79	2.07
Ratio of net investment (loss)
to average net assets	(1.19)	(1.18)	(.91)	(1.43)	(1.56)
Portfolio Turnover Rate	28.80	48.26	44.59	127.75	61.71

Net Assets, end of period ($ x 1,000)	2,691	4,191	4,629	4,931	4,451

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
[c]	If capital contribution as described in Note 3(e) had not been made by Manager, total return for the year ended
	August 31, 2006 would have been 2.29%.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Technology Growth Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers twelve series, including the fund. The fund’s investment objective is capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager was a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On July 1, 2007, Mellon Financial and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.

The fund’s Board of Directors approved the redesignation of the fund’s Class R shares as Class I shares, effective June 1, 2007.The description of the eligibility requirements for Class I shares remains the same as it was for Class R shares.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Capital Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class I shares are sold at net

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investments companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or

22

market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measure-ments.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

24

(d) Affiliated issuers: Investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

At August 31, 2007, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $224,507,802 and unrealized appreciation $105,228,747.

The accumulated capital loss carryover is subject to annual limitations on the utilization pursuant to Section 382 of the Internal Revenue Code. If not applied, $151,282,300 of the carryover expires in fiscal 2011 and $73,225,502 expires in fiscal 2012. Due to the limitation on utilization of the capital loss carryover, only $224,507,802 of the remaining $249,132,832 will actually be eligible to offset future gains. Consequently, the difference of $24,625,030 has been recorded as a reduction of paid-in capital in fiscal 2007. Other ownership changes as described in Section 382 of the Internal Revenue Code may put additional limitations on the utilization of these amounts.

During the period ended August 31, 2007, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, limited partnerships, foreign currency transactions and other permanent book to tax differences under the provisions of Section 382 of the Code, the fund increased accumulated undistributed investment income-net by $4,546,243, increased accumulated net realized gain (loss) on investments by $24,936,339 and decreased paid-in capital by $29,482,582. Net assets and net asset value per share were not affected by this reclassification

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended August 31, 2007 was approximately $185,500, with a related weighted average annualized interest rate of 5.83% .

26

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Effective March 8, 2007, the Manager has agreed to waive receipt of a portion of the fund’s management fee, in the amount of .10% of the value of the fund’s average daily net assets until September 30, 2007. The reduction in management fee, pursuant to the undertaking, amounted to $211,664 during the period ended August 31, 2007.

During the period ended August 31, 2007, the Distributor retained $7,566 and $244 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $111,856 and $21,498 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2007, Class B, Class C and Class T shares were charged $214,587, $341,323 and $7,829, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

period ended August 31, 2007, Class A, Class B, Class C and Class T shares were charged $963,876, $71,529, $113,774 and $7,829, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2007, the fund was charged $789,416 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2007, the fund was charged $18,703 pursuant to the custody agreement.

During the period ended August 31, 2007, the fund was charged $4,539 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $270,311, Rule 12b-1 distribution plan fees $37,121, shareholder services plan fees $88,976, custody fees $17,699, chief compliance officer fees $2,009 and transfer agency per account fees $71,200 which are offset against an expense reimbursement currently in effect in the amount of $36,041.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) On November 28, 2005, the Manager made a capital contribution of $2,289,116 to the fund, which represented approximately .14% of the fund’s net assets on that date. The capital contribution, which is reflected in the fund’s Paid-in-Capital and Statement of Changes in Net Assets, reflected an adjustment in the methodology used to calculate the management fee for Dreyfus Premier NexTech Fund, which merged into the fund on December 17, 2003.

28

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended August 31, 2007, amounted to $131,793,971 and $273,926,569, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each contract.At August 31, 2007, there were no forward currency exchange contracts outstanding.

At August 31, 2007, the cost of investments for federal income tax purposes was $354,314,363; accordingly, accumulated net unrealized appreciation on investments was $105,228,747, consisting of $110,703,734 gross unrealized appreciation and $5,474,987 gross unrealized depreciation.

The Fund 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Premier Technology Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Technology Growth Fund (one of the funds comprising Advantage Funds, Inc.) as of August 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights,assessing the accounting principles used and significant estimates made by management,and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Technology Growth Fund at August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 17, 2007

30

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on March 7 and 8, 2007, the Board unanimously approved the continuation of the fund’s Management Agreement with Dreyfus for a one-year term ending March 30, 2008. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Management Agreement, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’s representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’s representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’s research and portfolio management capabilities and Dreyfus’s oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’s extensive administrative, accounting and compliance infrastructure.

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance, management fee and expense ratio, placing significant emphasis on comparative data supplied by Lipper, Inc., an independent provider of mutual fund data, including contractual and actual (net of fee waivers and expense reimbursements) management fees, operating expense components and total return performance.The fund’s performance was compared to that of a Performance Universe, consisting of all funds with the same Lipper classification/objective, and a Performance Group, consisting of comparable funds chosen by Lipper based on guidelines previously approved by the Board. Similarly, the fund’s contractual and actual management fee and operating expenses were compared to those of an Expense Universe, consisting of funds with the same or similar Lipper classification/objective, and an Expense Group, consisting comparable funds chosen by Lipper based on guidelines previously approved by the Board. As part of its review of expenses, the Board also considered other fund expenses, such as transfer agent fees, custody fees, 12b-1 or non-12b-1 service fees (if any), and other non-management fees, as well as any waivers or reimbursements of fees and expenses.

In its review of performance, the Board noted that the fund’s average annual total return ranked in the fourth quintile of its Performance Group and its Performance Universe for the one-, two- and three -year periods ended December 31, 2006.The Board also noted that the fund’s relative performance was hurt by the fund’s strategy of investing in large cap technology companies during a period in which the market favored smaller caps. The Board observed that the fund’s relative performance also suffered as a result of the fund’s lower exposure to international companies and biotech companies.

In its review of the fund’s management fee and operating expenses, the Board examined the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, noting, among other things, that the fund’s actual management fee was at the median

32

of the Expense Group and lower than the median of the Expense Group.The fund’s total expense ratio was lower than the median of the Expense Group and the Expense Universe. In consideration of the fund’s performance and expenses, management agreed to waive 10 basis points of its management fee through September 30, 2007.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts managed by Dreyfus with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’s perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. Dreyfus’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of Dreyfus’s performance, and the services provided.The Board members considered the relevance of the fee information provided for the Similar Accounts managed by Dreyfus to evaluate the appropriateness and reasonableness of the fund’s management fees.The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. Dreyfus’s representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements with respect to trading the fund’s investments.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

It was noted that the Board members should consider Dreyfus’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.The Board also noted the fee waiver and expense reimbursement arrangements in place for the fund and its effect on Dreyfus’s profitability.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  The Board generally was satisfied with the fund’s performance, but noted that Dreyfus’s performance in day-to-day management of the fund’s investments would be monitored on an ongoing basis as well as in connection with the review of the Management Agreement.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services to be provided, comparative per- formance, expense and advisory fee information, costs of the ser- vices to be provided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund, but requested that Dreyfus waive 10 basis points of its fee until at least September 30, 2007.
34

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the manage- ment of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 35

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63) Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
  Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
  Ivory Investment Management, L.P., a registered investment advisor to three private funds, Senior Advisor
No. of Portfolios for which Board Member Serves: 163
———————
Peggy C. Davis (64)
Board Member (2006)

Principal Occupation During Past 5 Years:
  Shad Professor of Law, New York University School of Law (1983-present)
  Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 65
———————
David P. Feldman (67)
Board Member (1996)

Principal Occupation During Past 5 Years:
  Corporate Director and Trustee
Other Board Memberships and Affiliations:
  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director

No. of Portfolios for which Board Member Serves: 49

36

James F. Henry (76) Board Member (2006)
Principal Occupation During Past 5 Years:
  President,The International Institute for Conflict Prevention and Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2003)
  Advisor to The Elaw Forum, a consultant on managing corporate legal costs
  Advisor to John Jay Homestead (the restored home of the first U.S. Chief Justice)
  Individual Trustee of several trusts
Other Board Memberships and Affiliations:
  Director, advisor and mediator involved in several non-profit organizations, primarily engaged in domestic and international dispute resolution, and historic preservation
No. of Portfolios for which Board Member Serves: 40
———————
Ehud Houminer (67)
Board Member (1993)
Principal Occupation During Past 5 Years:

  Executive-in-Residence at the Columbia Business School, Columbia University
Other Board Memberships and Affiliations:
  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
No. of Portfolios for which Board Member Serves: 67
———————
Gloria Messinger (77)
Board Member (1993)

Principal Occupation During Past 5 Years:
  Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
  Consultant in Intellectual Property
Other Board Memberships and Affiliations:
  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director
No. of Portfolios for which Board Member Serves: 40

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Dr. Martin Peretz (68) Board Member (2006)
Principal Occupation During Past 5 Years:
  Editor-in-Chief of The New Republic Magazine
  Lecturer in Social Studies at Harvard University (1965-2002)
  Director of TheStreet.com, a financial information service on the web
Other Board Memberships and Affiliations:
  American Council of Trustees and Alumni, Director
  Pershing Square Capital Management, Adviser
  Montefiore Ventures, General Partner
  Harvard Center for Blood Research,Trustee
  Bard College,Trustee
  Board of Overseers of YIVO Institute for Jewish Research, Chairman
No. of Portfolios for which Board Member Serves: 40
———————
Anne Wexler (77)
Board Member (1996)

Principal Occupation During Past 5 Years:
  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs from January 1981 to present
Other Board Memberships and Affiliations:
  Wilshire Mutual Funds (5 funds), Director
  The Community Foundation for the National Capital Region, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 49
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member

38

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 82 investment companies (comprised of 163 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice
President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 82 investment companies (comprised of 163 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

The Fund 39

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer
since December 2002

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (83 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 79 investment companies (comprised of 176 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

40

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2007, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
24	Notes to Financial Statements
31	Report of Independent Registered
Public Accounting Firm
32	Important Tax Information
33	Information About the Review and Approval
of the Fund’s Management Agreement
38	Board Members Information
41	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier
Future Leaders Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report Dreyfus Premier Future Leaders Fund, covering the 12-month period from September 1, 2006, through August 31, 2007.

An intensifying credit crisis later in the reporting period produced heightened volatility in most financial markets.As credit concerns spread from the sub-prime mortgage sector of the bond market to other areas of the financial markets, investors’ appetite for risk shifted from ample to cautious. While this change led to declines across most capitalization ranges of the U.S. stock market, gains achieved earlier in the reporting period still enabled most equity indices to post substantial results for the reporting period overall.

In our analysis, the downside risks to the U.S. economy have increased, with the housing recession and consumer slowdown likely to be more intense than previously expected. Many investors were encouraged by the Federal Reserve Board’s decision in August to lower the discount rate and even more so by its decision to lower the federal funds rate 50 basis points at its September meeting.We believe that these monetary policy changes will help to stabilize short-term market volatility and allow for the current economic cycle to moderate gradually.With that said, we also feel that these factors are likely to continue to produce opportunities for some market sectors and challenges for others, which is why we encourage you to talk with your financial advisor to help ensure that your portfolio remains aligned with your current financial needs and future investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

Thank you for your continued confidence and support.

Thomas F. Eggers
Chief Executive Officer
The Dreyfus Corporation
September 17, 2007

2

DISCUSSION OF FUND PERFORMANCE

For the reporting period of September 1, 2006, through August 31, 2007, as provided by John S. Cone, Oliver Buckley, Langton C. Garvin and Kristin Crawford, Portfolio Managers

Fund and Market Performance Overview

Stocks generally were driven higher during the first half of the reporting period by positive U.S. and global economic growth. However, the market’s advance stalled during the second half when turmoil in the sub-prime mortgage market spread to other areas of the financial markets, sparking a sharp decline in investor confidence. These developments hurt small-cap stocks to a greater degree than their large-cap counterparts. Disappointing performance of several of the valuation-oriented components of the fund’s quantitative model, as well as weakness among some individual holdings, particularly in the health care, technology and basic materials sectors, caused the fund’s returns to underperform the benchmark.

For the 12-month period ended August 31, 2007, Dreyfus Premier Future Leaders Fund produced total returns of 3.67% for Class A shares, 2.86% for Class B shares, 2.94% for Class C shares, 3.93% for Class I shares and 3.37% for Class T shares.1 In comparison, the fund’s benchmark, the Russell 2000 Index (the “Index”), achieved a total return of 11.36% for the same period.2

The Fund’s Investment Approach

The fund seeks capital growth by investing at least 80% of its assets in companies we believe are future leaders: small companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. We construct the portfolio through a “bottom-up” structured approach focusing on stock selection as opposed to making proactive decisions as to industry or sector expo-sure.The investment process is driven by computer models that identify and rank stocks based on fundamental momentum, relative value, future value, long-term growth and additional factors, such as technical factors.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

We attempt to maintain a neutral exposure to industry groups relative to the Index. Within each sector, we overweight the stocks ranked most attractive and underweight or avoid those ranked least attractive.

Cushioning the Impact of the Credit Crisis

Difficulties related to the credit crisis emanating from the sub-prime lending market took their heaviest toll on stocks of financial companies with direct exposure to sub-prime loans, including a few of the fund’s holdings. Nevertheless, the fund limited its exposure to such risks, and most of its financial sector holdings were in other industries. Supported by positive returns from credit card issuers, such as Advanta; asset management firms, such as National Financial Partners; and banks, such as Westamerica Bancorporation, the fund significantly outperformed its benchmark in the financial sector.

Relatively strong returns from individual holdings in some other market sectors bolstered fund performance as well.Among industrial stocks, several of the fund’s heavy machinery holdings, such as JLG Industries, produced notable gains. The fund benefited from JLG’s acquisition by Oshkosh Truck Corp. In the energy sector, where historically high prices generated strong gains, the fund benefited from holdings such as independent oil and gas producer PetroHawk Energy and geophysical information provider Veritas DGC, the latter of which merged with another company in January 2007.

Some Individual Holdings Limit Gains

Despite the comparatively good returns noted above, the fund lost ground against the benchmark in several other sectors. Much of the fund’s relative weakness resulted from the disappointing short-term performance of several factors making up the fund’s proprietary quantitative model. In particular, during the second half of the reporting period, value factors tended to underperform market averages.

A few individual holdings further constrained the fund’s returns. Most significant of these was biotech developer Nuvelo, which declined dramatically after its experimental anticlot drug failed in trials, leading us to sell the fund’s position. Other areas of weakness in the health care

4

sector included medical products holdings, such as Palomar Medical Technologies, and service providers, such as Magellan Health Services. In the technology area,strong returns from holdings such as electronics parts distributor Anixter International and chip designer Varian Semiconductor Equipment Associates were undermined by declines in other holdings, such as wireless product innovator InterDigital and online advertising company ValueClick. In the basic materials sector, thermoplastics processor Spartech was hurt by a slowdown in the automobile and truck industries. Finally, in the commercial services area, customer contact solutions provider Sykes Enterprises slipped after announcing that increased expenses would detract from earnings.

Managing Risks in a Volatile Environment

While we remain fully committed to our disciplined,sector-neutral stock selection approach, we recognize that developments in the sub-prime lending market have produced especially high levels of risk for certain companies in the financial sector.We are carefully monitoring the fund’s holdings in these areas, and more tightly controlling our exposure. As always, we stand ready to act on our shareholders’ behalf in attempting to avoid exposure to undesirable risks if and when other areas of concern emerge within the fund’s investment universe.

September 17, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000
Index is composed of the 3,000 largest U.S. companies based on total market capitalization.The index does not take into account fees and expenses to which the fund is subject.
Franklin Portfolio Associates is an independently managed, wholly owned subsidiary of The Bank of New York Mellon Corporation. Franklin Portfolio Associates has no affiliation to the Franklin
Templeton Group of Funds or Franklin Resources, Inc.The portfolio’s managers are dual employees of Franklin Portfolio Associates and Dreyfus.

The Fund 5

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class B, Class C, Class I and Class T shares of
Dreyfus Premier Future Leaders Fund on 6/30/00 (inception date) to a $10,000 investment made in the Russell
2000 Index on that date. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account the maximum initial sales charges on Class A and
Class T shares and all other applicable fees and expenses on all classes.The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000 Index is composed of
3,000 of the largest U.S. companies by market capitalization and does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/07

	Inception			From
	Date	1 Year	5 Years	Inception

Class A shares
with maximum sales charge (5.75%)	6/30/00	(2.31)%	10.18%	6.94%
without sales charge	6/30/00	3.67%	11.50%	7.82%
Class B shares
with applicable redemption charge †	6/30/00	(0.48)%	10.41%	7.17%
without redemption	6/30/00	2.86%	10.68%	7.17%
Class C shares
with applicable redemption charge ††	6/30/00	2.11%	10.72%	7.07%
without redemption	6/30/00	2.94%	10.72%	7.07%
Class I shares	6/30/00	3.93%	11.93%	8.21%
Class T shares
with applicable sales charge (4.5%)	6/30/00	(1.29)%	10.10%	6.80%
without sales charge	6/30/00	3.37%	11.11%	7.49%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Future Leaders Fund from March 1, 2007 to August 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2007
	Class A	Class B	Class C	Class I	Class T

Expenses paid per $1,000 †	$ 7.20	$ 11.21	$ 10.78	$ 5.97	$ 8.91
Ending value (after expenses)	$955.20	$951.40	$952.20	$956.10	$953.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2007
	Class A	Class B	Class C	Class I	Class T

Expenses paid per $1,000 †	$ 7.43	$ 11.57	$ 11.12	$ 6.16	$ 9.20
Ending value (after expenses)	$1,017.85	$1,013.71	$1,014.17	$1,019.11	$1,016.08

† Expenses are equal to the fund’s annualized expense ratio of 1.46% for Class A, 2.28% for Class B, 2.19% for
Class C, 1.21% for Class I and 1.81% for Class T; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
August 31, 2007

Common Stocks—99.0%	Shares	Value ($)

Commercial & Professional Services—12.4%
Agilysys	47,000 [a]	801,820
Anixter International	17,700 [b]	1,358,829
Cenveo	51,100 [a,b]	1,002,582
COMSYS IT Partners	10,600 [a,b]	201,506
Deluxe	38,100	1,448,562
Diamond Management & Technology Consultants	66,400	668,648
Greenfield Online	52,900 [b]	763,876
Hudson Highland Group	18,500 [b]	259,370
Kforce	85,100 [a,b]	1,295,222
Performance Food Group	56,600 [a,b]	1,609,704
Rush Enterprises, Cl. A	45,800 [b]	1,161,488
School Specialty	14,100 [b]	513,804
Spartan Stores	44,000 [a]	1,119,360
Spherion	37,600 [b]	332,384
TeleTech Holdings	54,800 [b]	1,602,900
ValueClick	53,000 [b]	1,062,120
Viad	27,200	972,400
		16,174,575
Communications—1.0%
Alaska Communications Systems Group	68,800 [a]	939,808
Fairpoint Communications	20,000 [a]	334,600
		1,274,408
Consumer Durables—2.5%
Arctic Cat	12,000 [a]	202,920
Avatar Holdings	12,700 [a,b]	771,906
Fossil	5,800 [a,b]	194,358
WMS Industries	70,800 [a,b]	2,084,352
		3,253,536
Consumer Non-Durables—3.9%
Cal-Maine Foods	16,400	324,556
Elizabeth Arden	21,900 [b]	538,740
Mannatech	18,600 [a]	153,264
NBTY	38,200 [a,b]	1,401,940
Perry Ellis International	4,900 [b]	133,721
Ralcorp Holdings	22,000 [a,b]	1,359,380

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Consumer Non-Durables (continued)
Steven Madden	28,950	712,749
USANA Health Sciences	12,600 [a,b]	479,808
		5,104,158
Consumer Services—6.0%
Jack in the Box	29,500 [b]	1,835,490
Jackson Hewitt Tax Service	22,800	658,236
LodgeNet Entertainment	27,000 [a,b]	707,400
Pre-Paid Legal Services	13,000 [a,b]	717,470
Priceline.com	7,200 [a,b]	597,456
Ruby Tuesday	58,000 [a]	1,284,700
Sinclair Broadcast Group, Cl. A	94,100	1,172,486
World Wrestling Entertainment, Cl. A	60,000 [a]	909,000
		7,882,238
Electronic Technology—10.4%
Advanced Energy Industries	89,100 [b]	1,446,093
Amkor Technology	137,400 [a,b]	1,582,848
Comtech Group	27,400 [b]	463,608
Digi International	29,400 [b]	416,010
InterDigital	55,600 [a,b]	1,284,916
Intevac	62,500 [a,b]	1,021,250
Novatel Wireless	13,300 [a,b]	303,772
ON Semiconductor	92,700 [a,b]	1,086,444
Oplink Communications	60,100 [b]	783,103
Pericom Semiconductor	44,000 [b]	506,880
Sonus Networks	169,300 [b]	978,554
Triumph Group	18,900	1,383,669
TTM Technologies	85,300 [a,b]	996,304
Varian Semiconductor Equipment Associates	24,650 [b]	1,371,280
		13,624,731
Energy Minerals—1.4%
Mariner Energy	7,100 [b]	148,887
PetroHawk Energy	101,500 [b]	1,536,710
PetroQuest Energy	7,500 [b]	83,700
		1,769,297
Finance—18.2%
Advanta, Cl. B	60,150	1,574,727
American Physicians Capital	20,900	830,148

10

Common Stocks (continued)	Shares	Value ($)

Finance (continued)
Argo Group International Holdings	8,494 a,b	346,385
Ashford Hospitality Trust	56,400	615,324
BankAtlantic Bancorp, Cl. A	45,900 a	380,511
BankUnited Financial, Cl. A	12,600 a	215,460
Boston Private Financial Holdings	7,600	206,340
City Holding	17,700	654,546
Commerce Group	33,000	1,052,040
Entertainment Properties Trust	25,600 a	1,224,704
Extra Space Storage	22,000	338,140
First Midwest Bancorp/IL	18,600 a	637,794
First Niagara Financial Group	95,000 a	1,342,350
FirstFed Financial	20,300 a,b	1,020,075
Frontier Financial	34,500 a	848,010
Getty Realty	17,000	463,590
Greene Bancshares	3,800	134,786
Greenhill & Co.	5,400 a	312,660
Inland Real Estate	82,900 a	1,283,292
Irwin Financial	17,100 a	182,115
LTC Properties	19,000	429,020
National Financial Partners	30,900 a	1,510,701
National Retail Properties	24,100 a	566,109
Ocwen Financial	6,600 a,b	61,908
Odyssey Re Holdings	12,800	463,616
Omega Financial	5,500 a	145,255
Omega Healthcare Investors	25,400	378,206
Phoenix Cos.	87,800	1,216,030
Ramco-Gershenson Properties	33,700	1,086,825
SeaBright Insurance Holdings	17,200 b	296,356
Senior Housing Properties Trust	58,300 a	1,185,822
Simmons First National, Cl. A	5,600 a	152,208
Strategic Hotels & Resorts	22,100 a	454,597
WesBanco	12,300	328,779
Westamerica Bancorporation	36,900 a	1,791,495
		23,729,924
Health Care Technology—9.5%
BioMarin Pharmaceutical	105,300 a,b	2,261,844
Caraco Pharmaceutical Laboratories	9,600 b	141,984

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Health Care Technology (continued)
CONMED	16,200 [b]	470,610
Cynosure, Cl. A	7,700 [b]	241,626
GTx	32,000 [b]	512,000
Lifecell	37,900 [a,b]	1,254,869
Mentor	15,100 [a]	673,309
Merit Medical Systems	17,700 [b]	217,002
Palomar Medical Technologies	20,800 [b]	655,200
Par Pharmaceutical Cos.	37,800 [b]	846,342
Salix Pharmaceuticals	64,900 [a,b]	747,648
Sciele Pharma	20,900 [a,b]	482,372
Stereotaxis	46,800 [a,b]	619,164
STERIS	55,700 [a]	1,563,499
ViroPharma	86,000 [a,b]	852,260
Zoll Medical	34,900 [a,b]	806,539
		12,346,268
Industrial Services—2.0%
Callon Petroleum	12,900 [b]	156,477
Grey Wolf	198,500 [a,b]	1,318,040
Perini	5,300 [b]	299,980
Trico Marine Services	25,600 [a,b]	841,216
		2,615,713
Non-Energy Minerals—.3%
Hecla Mining	58,600 [a,b]	439,500
Process Industries—7.3%
AEP Industries	19,600 [a,b]	725,592
Albany International, Cl. A	39,000	1,518,660
CF Industries Holdings	17,800	1,127,274
Grace (W.R.) & Co.	13,400 [a,b]	299,356
GrafTech International	150,600 [a,b]	2,528,574
Headwaters	31,200 [a,b]	515,424
JoS. A. Bank Clothiers	13,600 [a,b]	410,040
Knoll	9,400	178,694
Landec	22,200 [b]	299,700
Spartech	79,100	1,713,306
Terra Industries	7,800 [a,b]	202,566
		9,519,186

12

Common Stocks (continued)	Shares	Value ($)

Producer Manufacturing—6.8%
American Woodmark	3,400 [a]	102,578
Encore Wire	5,100	132,600
EnPro Industries	22,000 [a,b]	919,380
Genlyte Group	26,500 [a,b]	1,923,105
Goodman Global	71,400 [a,b]	1,670,046
LSI Industries	20,300 [b]	411,684
Navistar International	22,700 [a,b]	1,270,746
Superior Essex	12,500 [b]	441,250
Wabtec	54,100	2,027,127
		8,898,516
Retail Trade—3.1%
Asbury Automotive Group	48,500	1,048,570
Dress Barn	21,000 [b]	367,500
DSW, Cl. A	8,900 [a,b]	271,005
Men’s Wearhouse	36,300	1,839,684
ValueVision Media, Cl. A	66,200 [b]	558,066
		4,084,825
Technology Services—10.3%
AMERIGROUP	41,600 [a,b]	1,317,472
Ansoft	53,900 [b]	1,611,071
Apria Healthcare Group	18,800 [b]	500,644
CIBER	29,200 [a,b]	231,556
GSI Commerce	34,400 [a,b]	791,544
Internet Capital Group	79,000 [a,b]	897,440
Jack Henry & Associates	8,300	217,792
Magellan Health Services	40,800 [b]	1,656,480
MedCath	24,000 [b]	704,400
Omnicell	34,900 [b]	842,486
Sykes Enterprises	79,200 [b]	1,306,008
TIBCO Software	151,700 [b]	1,199,947
Vignette	112,200 [b]	2,189,022
		13,465,862
Transportation—.4%
Genesee & Wyoming, Cl. A	10,100 [b]	276,538
Saia	15,000 [b]	281,850
		558,388

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Utilities—3.5%
CH Energy Group	20,300 [a]	959,581
El Paso Electric	75,700 [b]	1,689,624
Piedmont Natural Gas	18,300 [a]	483,120
Westar Energy	57,800	1,403,962
		4,536,287
Total Common Stocks
(cost $112,462,403)		129,277,412

Investment of Cash Collateral
for Securities Loaned—28.9%

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $37,658,655)	37,658,655 [c]	37,658,655

Total Investments (cost $150,121,058)	127.9%	166,936,067
Liabilities, Less Cash and Receivables	(27.9%)	(36,399,476)
Net Assets	100.0%	130,536,591

[a]	All or a portion of these securities are on loan. At August 31, 2007, the total market value of the fund’s securities on
	loan is $35,770,303 and the total market value of the collateral held by the fund is $37,658,655.
[b] Non-income producing security.
[c]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Money Market Investment	28.9	Utilities	3.5
Finance	18.2	Retail Trade	3.1
Commercial & Professional Services	12.4	Consumer Durables	2.5
Electronic Technology	10.4	Industrial Services	2.0
Technology Services	10.3	Energy Minerals	1.4
Health Care Technology	9.5	Communications	1.0
Process Industries	7.3	Transportation	.4
Producer Manufacturing	6.8	Non-Energy Minerals	.3
Consumer Services	6.0
Consumer Non-Durables	3.9		127.9

† Based on net assets.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2007

	Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments (including securities on loan,
valued at $ 35,770,303)—Note 1(b):
Unaffiliated issuers	112,462,403	129,277,412
Affiliated issuers	37,658,655	37,658,655
Receivable for investment securities sold		5,236,386
Dividends and interest receivable		75,336
Receivable for shares of Common Stock subscribed		48,865
Prepaid expenses		27,756
		172,324,410

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		180,979
Cash overdraft due to Custodian		182,530
Liability for securities on loan—Note 1(b)		37,658,655
Payable for investment securities purchased		1,792,711
Bank note payable—Note 2		1,330,000
Payable for shares of Common Stock redeemed		527,413
Interest payable—Note 2		1,024
Accrued expenses		114,507
		41,787,819

Net Assets ($)		130,536,591

Composition of Net Assets ($):
Paid-in capital		98,915,925
Accumulated undistributed investment income—net		123,493
Accumulated net realized gain (loss) on investments		14,682,164
Accumulated net unrealized appreciation
(depreciation) on investments		16,815,009

Net Assets ($)		130,536,591

Net Asset Value Per Share
	Class A	Class B	Class C	Class I	Class T

Net Assets ($)	69,219,966	22,512,662	28,099,702	8,752,933	1,951,328
Shares Outstanding	4,511,545	1,575,030	1,960,175	551,028	131,033

Net Asset Value
Per Share ($)	15.34	14.29	14.34	15.88	14.89

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS
Year Ended August 31, 2007

Investment Income ($):
Income:
Cash dividends (net of $1,506 foreign taxes withheld at source):
Unaffiliated issuers	1,945,779
Affiliated issuers	65,996
Income from securities lending	245,486
Total Income	2,257,261
Expenses:
Management fee—Note 3(a)	1,473,152
Shareholder servicing costs—Note 3(c)	683,931
Distribution fees—Note 3(b)	534,571
Registration fees	62,641
Professional fees	37,337
Prospectus and shareholders’ reports	35,026
Custodian fees—Note 3(c)	18,788
Directors’ fees and expenses—Note 3(d)	7,841
Interest expense—Note 2	3,876
Miscellaneous	17,216
Total Expenses	2,874,379
Investment (Loss)—Net	(617,118)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	15,320,537
Net unrealized appreciation (depreciation) on investments	(6,569,224)
Net Realized and Unrealized Gain (Loss) on Investments	8,751,313
Net Increase in Net Assets Resulting from Operations	8,134,195

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2007[a]	2006

Operations ($):
Investment (loss)—net	(617,118)	(1,176,464)
Net realized gain (loss) on investments	15,320,537	34,446,700
Net unrealized appreciation
(depreciation) on investments	(6,569,224)	(26,194,900)
Net Increase (Decrease) in Net Assets
Resulting from Operations	8,134,195	7,075,336

Dividends to Shareholders from ($):
Net realized gain on investments:
Class A	(15,236,515)	(12,906,628)
Class B	(6,783,957)	(6,091,580)
Class C	(7,750,337)	(5,002,199)
Class I	(1,798,134)	(4,252,674)
Class T	(456,239)	(284,259)
Total Dividends	(32,025,182)	(28,537,340)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	22,949,421	31,051,655
Class B	514,185	2,199,728
Class C	4,364,299	9,378,952
Class I	1,806,652	3,032,361
Class T	539,755	1,281,397
Dividends reinvested:
Class A	14,153,003	11,186,326
Class B	6,263,148	5,562,440
Class C	6,953,548	4,342,037
Class I	1,739,716	3,749,382
Class T	378,434	237,583
Cost of shares redeemed:
Class A	(43,892,235)	(43,536,983)
Class B	(16,964,349)	(9,493,350)
Class C	(15,120,273)	(6,407,530)
Class I	(2,972,210)	(27,387,595)
Class T	(870,031)	(599,717)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(20,156,937)	(15,403,314)
Total Increase (Decrease) in Net Assets	(44,047,924)	(36,865,318)

Net Assets ($):
Beginning of Period	174,584,515	211,449,833
End of Period	130,536,591	174,584,515
Undistributed investment income—net	123,493	74,968

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31,

	2007[a]	2006

Capital Share Transactions:
Class A [b]
Shares sold	1,368,195	1,649,272
Shares issued for dividends reinvested	878,547	613,862
Shares redeemed	(2,586,240)	(2,326,216)
Net Increase (Decrease) in Shares Outstanding	(339,498)	(63,082)

Class B [b]
Shares sold	32,778	119,871
Shares issued for dividends reinvested	414,705	318,453
Shares redeemed	(1,078,440)	(527,026)
Net Increase (Decrease) in Shares Outstanding	(630,957)	(88,702)

Class C
Shares sold	270,416	522,533
Shares issued for dividends reinvested	459,535	248,827
Shares redeemed	(981,774)	(356,199)
Net Increase (Decrease) in Shares Outstanding	(251,823)	415,161

Class I
Shares sold	102,960	156,893
Shares issued for dividends reinvested	104,487	200,717
Shares redeemed	(172,978)	(1,441,406)
Net Increase (Decrease) in Shares Outstanding	34,469	(1,083,796)

Class T
Shares sold	32,597	69,385
Shares issued for dividends reinvested	24,150	13,302
Shares redeemed	(54,207)	(33,097)
Net Increase (Decrease) in Shares Outstanding	2,540	49,590

[a]	Effective June 1, 2007, the fund redesignated Class R shares to Class I shares.
[b]	During the period ended August 31, 2007, 378,549 Class B shares representing $5,880,921 were automatically converted to 354,538 Class A shares and during the period ended August 31, 2006, 116,484 Class B shares representing $2,113,250 were automatically converted to 111,078 Class A shares.
See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,

Class A Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	17.98	20.01	15.97	15.18	12.45
Investment Operations:
Investment (loss)—net [a]	(.01)	(.06)	(.12)	(.15)	(.12)
Net realized and unrealized
gain (loss) on investments	.84	.78	4.16	.94	2.85
Total from Investment Operations	.83	.72	4.04	.79	2.73
Distributions:
Dividends from net realized
gain on investments	(3.47)	(2.75)	—	—	—
Net asset value, end of period	15.34	17.98	20.01	15.97	15.18

Total Return (%) [b]	3.67	3.41	25.22	5.27	21.93

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.45	1.44	1.46	1.42	1.50
Ratio of net expenses
to average net assets	1.45	1.25	1.39	1.42	1.50
Ratio of net investment (loss)
to average net assets	(.07)	(.32)	(.62)	(.92)	(.96)
Portfolio Turnover Rate	68.01	77.02	65.30	126.92	105.65

Net Assets, end of period ($ x 1,000)	69,220	87,239	98,348	92,873	54,761

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,

Class B Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	17.09	19.27	15.48	14.82	12.25
Investment Operations:
Investment (loss)—net [a]	(.13)	(.20)	(.24)	(.27)	(.21)
Net realized and unrealized
gain (loss) on investments	.80	.77	4.03	.93	2.78
Total from Investment Operations	.67	.57	3.79	.66	2.57
Distributions:
Dividends from net realized
gain on investments	(3.47)	(2.75)	—	—	—
Net asset value, end of period	14.29	17.09	19.27	15.48	14.82

Total Return (%) [b]	2.86	2.64	24.48	4.45	20.98

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.22	2.19	2.17	2.17	2.25
Ratio of net expenses
to average net assets	2.22	2.00	2.10	2.17	2.25
Ratio of net investment (loss)
to average net assets	(.84)	(1.08)	(1.33)	(1.68)	(1.71)
Portfolio Turnover Rate	68.01	77.02	65.30	126.92	105.65

Net Assets, end of period ($ x 1,000)	22,513	37,689	44,218	40,985	32,247

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

20

		Year Ended August 31,

Class C Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	17.12	19.30	15.51	14.84	12.26
Investment Operations:
Investment (loss)—net [a]	(.13)	(.19)	(.23)	(.26)	(.21)
Net realized and unrealized
gain (loss) on investments	.82	.76	4.02	.93	2.79
Total from Investment Operations	.69	.57	3.79	.67	2.58
Distributions:
Dividends from net realized
gain on investments	(3.47)	(2.75)	—	—	—
Net asset value, end of period	14.34	17.12	19.30	15.51	14.84

Total Return (%) [b]	2.94	2.69	24.44	4.51	21.04

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.15	2.15	2.13	2.13	2.26
Ratio of net expenses
to average net assets	2.15	2.00	2.05	2.13	2.26
Ratio of net investment (loss)
to average net assets	(.77)	(1.06)	(1.28)	(1.62)	(1.72)
Portfolio Turnover Rate	68.01	77.02	65.30	126.92	105.65

Net Assets, end of period ($ x 1,000)	28,100	37,859	34,685	28,674	15,730

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,

Class I Shares	2007[a]	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	18.46	20.40	16.21	15.34	12.53
Investment Operations:
Investment income (loss)—net [b]	.03	(.00)[c]	(.03)	(.09)	(.07)
Net realized and unrealized
gain (loss) on investments	.86	.81	4.22	.96	2.88
Total from Investment Operations	.89	.81	4.19	.87	2.81
Distributions:
Dividends from net realized
gain on investments	(3.47)	(2.75)	—	—	—
Net asset value, end of period	15.88	18.46	20.40	16.21	15.34

Total Return (%)	3.93	3.82	25.85	5.67	22.42

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.19	1.02	1.06	1.04	1.12
Ratio of net expenses
to average net assets	1.19	.85	1.01	1.04	1.12
Ratio of net investment income
(loss) to average net assets	.19	(.00)[d]	(.19)	(.55)	(.58)
Portfolio Turnover Rate	68.01	77.02	65.30	126.92	105.65

Net Assets, end of period ($ x 1,000)	8,753	9,537	32,646	84,373	91,367

[a]	Effective June 1, 2007, the fund redesignated Class R shares to Class I shares.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d] Amount represents less than .01%.
See notes to financial statements.

22

		Year Ended August 31,

Class T Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	17.59	19.68	15.75	15.04	12.39
Investment Operations:
Investment (loss)—net [a]	(.06)	(.10)	(.17)	(.23)	(.18)
Net realized and unrealized
gain (loss) on investments	.83	.76	4.10	.94	2.83
Total from Investment Operations	.77	.66	3.93	.71	2.65
Distributions:
Dividends from net realized
gain on investments	(3.47)	(2.75)	—	—	—
Net asset value, end of period	14.89	17.59	19.68	15.75	15.04

Total Return (%) [b]	3.37	3.15	24.95	4.72	21.39

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.75	1.75	1.78	1.90	1.96
Ratio of net expenses
to average net assets	1.75	1.50	1.70	1.90	1.96
Ratio of net investment (loss)
to average net assets	(.37)	(.54)	(.92)	(1.40)	(1.43)
Portfolio Turnover Rate	68.01	77.02	65.30	126.92	105.65

Net Assets, end of period ($ x 1,000)	1,951	2,260	1,552	1,066	667

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Future Leaders Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers twelve series, including the fund. The fund’s investment objective is capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager was a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On July 1, 2007, Mellon Financial and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.

The fund’s Board of Directors approved the redesignation of the fund’s Class R shares as Class I shares, effective June 1, 2007.The description of the eligibility requirements for Class I shares remains the same as it was for Class R shares.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class I shares are sold at net

24

asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as:fundamental analytical data,the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measure-ments.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

26

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15,2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At August 31, 2007, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $14,744,569 and unrealized appreciation $16,876,097.

The tax characters of distributions paid to shareholders during the fiscal periods ended August 31, 2007 and August 31, 2006 were as follows: long-term capital gains $32,025,182 and $28,537,340, respectively.

During the period ended August 31, 2007, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses and real estate investment trusts, the fund increased accumulated undistributed investment income-net by $665,643, increased accumulated net realized gain (loss) on investments by $143,019 and decreased paid-in capital by $808,662. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowing outstanding under the line of credit during the period ended August 31, 2007 was approximately $67,000, with a related weighted average annualized interest rate of 5.79% .

28

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended August 31, 2007, the Distributor retained $10,038 and $126 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $66,807 and $3,880 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares, respectively, and .25% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2007, Class B, Class C and Class T shares were charged $243,650, $284,945 and $5,976, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2007 Class A, Class B, Class C and Class T shares were charged $202,263, $81,216, $94,982 and $5,976, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended August 31, 2007, the fund was charged $120,223 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2007, the fund was charged $18,788 pursuant to the custody agreement.

During the period ended August 31, 2007, the fund was charged $4,539 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $101,708, Rule 12b-1 distribution plan fees $33,660, shareholder services plan fees $26,395, custodian fees $7,826, chief compliance officer fees $2,009 and transfer agency per account fees $9,381.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) Pursuant to an exemptive order from the SEC, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2007, amounted to $109,862,079 and $163,356,216, respectively.

At August 31, 2007, the cost of investments for federal income tax purposes was $150,059,970; accordingly, accumulated net unrealized appreciation on investments was $16,876,097, consisting of $22,308,349 gross unrealized appreciation and $5,432,252 gross unrealized depreciation.

30

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Premier Future Leaders Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Future Leaders Fund (one of the funds comprising Advantage Funds, Inc.) as of August 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Future Leaders Fund at August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 17, 2007

The Fund 31

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates $3.4650 per share as a long-term capital gain distribution paid on December 6, 2006.

32

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on March 7 and 8, 2007, the Board unanimously approved the continuation of the fund’s Management Agreement with Dreyfus for a one-year term ending March 30, 2008. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Management Agreement, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’s representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’s representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’s research and portfolio management capabilities and Dreyfus’s oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’s extensive administrative, accounting and compliance infrastructure.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance, management fee and expense ratio, placing significant emphasis on comparative data supplied by Lipper, Inc., an independent provider of mutual fund data, including contractual and actual (net of fee waivers and expense reimbursements) management fees, operating expense components and total return performance.The fund’s performance was compared to that of a Performance Universe, consisting of all funds with the same Lipper classification/objective, and a Performance Group, consisting of comparable funds chosen by Lipper based on guidelines previously approved by the Board. Similarly, the fund’s contractual and actual management fee and operating expenses were compared to those of an Expense Universe, consisting of funds with the same or similar Lipper classification/objective, and an Expense Group, consisting of comparable funds chosen by Lipper based on guidelines previously approved by the Board.As part of its review of expenses, the Board also considered other fund expenses, such as transfer agent fees, custody fees, 12b-1 or non-12b-1 service fees (if any), and other non-management fees, as well as any waivers or reimbursements of fees and expenses.

In its review of performance, the Board noted that the fund’s average annual total return ranked in the fifth quintile of its Performance Group and its Performance Universe for the one-, three-, and five-year periods ended December 31, 2006.The Board noted that the current portfolio manager was appointed in June 2005.The Board acknowledged that the fund’s relative performance was hurt by the fund’s strategy of investing in higher quality stocks with momentum characteristics. The board also noted that the portfolio manager’s strategy has a historically strong performance record.

In its review of the fund’s management fee and operating expenses, the Board examined the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, noting, among

34

other things, that the fund’s actual management fee ranked in the first quintile in its Expense Group and ranked in the second quintile in its Expense Universe. The fund’s total expense ratio ranked in the first quintile in its Expense Group and its Expense Universe (the first quin-tile represents funds with the lowest fees).

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts managed by Dreyfus with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’s perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. Dreyfus’s representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of Dreyfus’s performance, and the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts managed by Dreyfus to evaluate the appropriateness and reasonableness of the fund’s management fees.The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. Dreyfus’s representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements with respect to trading the fund’s investments.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

It was noted that the Board members should consider Dreyfus’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.
  The Board was concerned with the fund’s performance but recog- nized the portfolio manager’s strong prior record.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, comparative performance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.

36

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

  Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
  Ivory Investment Management, L.P., a registered investment advisor to three private funds, Senior Advisor

No. of Portfolios for which Board Member Serves: 163

———————

Peggy C. Davis (64)
Board Member (2006)

Principal Occupation During Past 5 Years:

  Shad Professor of Law, New York University School of Law (1983-present)
  Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

No. of Portfolios for which Board Member Serves: 65

———————

David P. Feldman (67)
Board Member (1996)

Principal Occupation During Past 5 Years:

  Corporate Director and Trustee

Other Board Memberships and Affiliations:

  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director

No. of Portfolios for which Board Member Serves: 49

38

James F. Henry (76)
Board Member (2006)

Principal Occupation During Past 5 Years:

  President,The International Institute for Conflict Prevention and Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2003)
  Advisor to The Elaw Forum, a consultant on managing corporate legal costs
  Advisor to John Jay Homestead (the restored home of the first U.S. Chief Justice)
  Individual Trustee of several trusts

Other Board Memberships and Affiliations:

  Director, advisor and mediator involved in several non-profit organizations, primarily engaged in domestic and international dispute resolution, and historic preservation

No. of Portfolios for which Board Member Serves: 40

———————

Ehud Houminer (67)
Board Member (1993)

Principal Occupation During Past 5 Years:

  Executive-in-Residence at the Columbia Business School, Columbia University

Other Board Memberships and Affiliations:

  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman

No. of Portfolios for which Board Member Serves: 67

———————

Gloria Messinger (77)
Board Member (1993)

Principal Occupation During Past 5 Years:

  Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
  Consultant in Intellectual Property

Other Board Memberships and Affiliations:

  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director

No. of Portfolios for which Board Member Serves: 40

The Fund 39

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Dr. Martin Peretz (68)
Board Member (2006)

Principal Occupation During Past 5 Years:

  Editor-in-Chief of The New Republic Magazine
  Lecturer in Social Studies at Harvard University (1965-2002)
  Director of TheStreet.com, a financial information service on the web

Other Board Memberships and Affiliations:

  American Council of Trustees and Alumni, Director
  Pershing Square Capital Management, Adviser
  Montefiore Ventures, General Partner
  Harvard Center for Blood Research,Trustee
  Bard College,Trustee
  Board of Overseers of YIVO Institute for Jewish Research, Chairman

No. of Portfolios for which Board Member Serves: 40

———————

Anne Wexler (77)
Board Member (1996)

Principal Occupation During Past 5 Years:

  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs from January 1981 to present

Other Board Memberships and Affiliations:

  Wilshire Mutual Funds (5 funds), Director
  The Community Foundation for the National Capital Region, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation

No. of Portfolios for which Board Member Serves: 49

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member

40

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 82 investment companies (comprised of 163 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice
President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 82 investment companies (comprised of 163 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

The Fund 41

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (83 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 79 investment companies (comprised of 176 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

42

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2007, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 MBSC Securities Corporation

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
18	Financial Highlights
23	Notes to Financial Statements
31	Report of Independent Registered
Public Accounting Firm
32	Important Tax Information
33	Information About the Review and Approval
of the Fund’s Management Agreement
37	Board Members Information
40	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Premier
Strategic Value Fund

The	Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Strategic Value Fund, covering the 12-month period from September 1, 2006, through August 31, 2007.

An intensifying credit crisis later in the reporting period produced heightened volatility in most financial markets. As credit concerns spread from the sub-prime mortgage sector of the bond market to other areas of the financial markets, investors’ appetite for risk shifted from ample to cautious.While this change led to declines across most capitalization ranges of the U.S. stock market, gains achieved earlier in the reporting period still enabled most equity indices to post substantial results for the reporting period overall.

In our analysis, the downside risks to the U.S. economy have increased, with the housing recession and consumer slowdown likely to be more intense than previously expected. Many investors were encouraged by the Federal Reserve Board’s decision in August to lower the discount rate and even more so by its decision to lower the federal funds rate 50 basis points at its September meeting.We believe that these monetary policy changes will help to stabilize short-term market volatility and allow for the current economic cycle to moderate gradually.With that said, we also feel that these factors are likely to continue to produce opportunities for some market sectors and challenges for others, which is why we encourage you to talk with your financial advisor to help ensure that your portfolio remains aligned with your current financial needs and future investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2006, through August 31, 2007, as provided by Brian C. Ferguson, Portfolio Manager

Fund and Market Performance Overview

Stable short-term interest rates, moderate inflationary pressures and robust mergers-and-acquisitions (“M&A”) activity supported stock prices over the first half of the reporting period. However, a deterioration of market liquidity stemming from a surge in sub-prime mortgage defaults and delinquencies caused heightened market volatility over the second half. The fund weathered these economic setbacks relatively well, producing higher returns than its benchmark due to strong security selection in eight of 10 economic sectors.

For the 12-month period ended August 31, 2007, Dreyfus Premier Strategic Value Fund produced total returns of 16.32% for Class A shares, 15.42% for Class B shares, 15.45% for Class C shares, 16.57% for Class I shares and 16.03% for Class T shares.1 The fund’s benchmark, the Russell 1000 Value Index (the “Index”), produced a total return of 12.85% for the same period.2

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue this goal, we invest at least 80% of the fund’s assets in stocks, including common stocks, preferred stocks and convertible securities. The fund may invest up to 30% of its assets in foreign issuers.When selecting stocks for the fund, we utilize a “bottom-up” approach in which we focus on individual stock selection rather than attempting to forecast market trends.Our investment approach is value-oriented and research-driven.When selecting stocks, we identify potential investments through extensive quantitative and fundamental research with a focus on value, business health and business momentum.

Liquidity and Credit Issues Derail a Long Market Rally

Cooling housing markets and falling energy prices calmed investors’ inflation worries early in the reporting period, while corporate earnings and employment trends remained solid.These factors, along with robust

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

M&A activity, helped propel a stock market rally from the start of the reporting period through February 2007. However, reports of rapid deterioration in the U.S. sub-prime mortgage market led to heightened stock market volatility in the spring. Nonetheless, stocks generally continued to rally, with some popular market indices setting new record highs.

By late June, ongoing turmoil in the sub-prime mortgage market led to intensifying credit concerns and bouts of illiquidity in other fixed-income market sectors. These developments clouded the economic outlook and sparked sharp declines in most equities in July and August, erasing a portion of the stock market’s previous gains.

Our security selection strategy drove the fund’s strong relative performance in this volatile market environment. In fact, a number of the fund’s more sizeable investments in the information technology sector provided substantial contributions. Networking giant Cisco Systems advanced due to the ability of its growing product line to satisfy explosive demand for Internet bandwidth worldwide.Transaction processor NCR rallied in anticipation of the company’s split into two separate business units, while hardware maker Hewlett-Packard rose as it gained market share, cut costs and produced strong earnings.

Several holdings in the materials, utilities and consumer discretionary sectors also contributed positively to the fund’s relative performance. Materials company Mosaic encountered greater demand for fertilizer due to an expanded corn crop intended for use as both food and an alternative source of energy. Power generator NRG Energy benefited from a better supply-and-demand environment in unregulated electricity markets. Consumer discretionary holding Clear Channel Communications was a beneficiary of M&A activity, while cable provider Liberty Global increased due to strong subscriber growth in international markets.

Mortgage Woes Weighed on the Market and the Fund

The financials sector represented the reporting period’s greatest detractor from the fund’s relative performance. For example, Mortgage Guarantee Insurance Corporation suffered from the deteriorating mortgage market and an unsuccessful merger during the reporting period.The fund’s underweighted exposure to energy stocks also con-

4

strained performance. Although we found several solid investment opportunities in this group, we were significantly underweight some of the stronger-performing energy companies found in the Index, including integrated oil giants Exxon Mobil and ConocoPhilips, as we believed better opportunities existed elsewhere in the sector.

Seeking Opportunities in a More Selective Market

We believe that the negative news surrounding the housing and mortgage markets is likely to persist over the near term. In our view, market liquidity likely may be restored before the credit situation improves, and companies with more diversified product and service offerings probably will recover more quickly than those with direct credit exposure.

Accordingly, we have attempted to intensify the fund’s focus on companies that, in our judgment, are likely to profit when liquidity returns to the financial markets. Our quantitative investment screens have led us to focus our fundamental investment process toward very large, high-quality companies, particularly in the information technology sector. Due to their presence in faster-growing international markets, larger companies appear more likely to fare well even in a downturn of the U.S. economy. In addition, we have continued to favor energy companies involved with natural gas production, as well as firms positioned to benefit from increased corn-ethanol production and agricultural output, as we expect increased demand in these areas to continue.

September 17, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class
C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance.
[2]	SOURCE: LIPPER, INC. – Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Fund 5

† Source: Lipper Inc.

Past performance is not predictive of future performance.

Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance.

The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier Strategic Value Fund on 8/31/97 to a $10,000 investment made in the Russell 1000 Value Index (the “Index”) on that date. Performance for Class B, Class C, Class I and Class T shares will vary from the performance of Class A shares shown above due to the differences in charges and expenses. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all applicable fees and expenses.The Index uses company price-to-book ratios and long-term growth rates to calculate a composite ranking which is used to determine if a stock is “growth” or “value.” The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/07

	Inception
	Date	1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (5.75%)		9.62%	16.31%	7.78%
without sales charge		16.32%	17.71%	8.42%
Class B shares
with applicable redemption charge †	5/31/01	11.42%	16.65%	8.25%†††,††††
without redemption	5/31/01	15.42%	16.87%	8.25%†††,††††
Class C shares
with applicable redemption charge ††	5/31/01	14.45%	16.89%	7.95%†††
without redemption	5/31/01	15.45%	16.89%	7.95%†††
Class I shares	5/31/01	16.57%	17.97%	8.47%†††
Class T shares
with applicable sales charge (4.5%)	5/31/01	10.79%	16.33%	7.65%†††
without sales charge	5/31/01	16.03%	17.41%	8.15%†††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†††	The total return performance figures presented for Class B, C, I and T shares of the fund represent the performance of the fund’s Class A shares for periods prior to May 31, 2001 (the inception date for Class B, C, I and T shares), adjusted to reflect the applicable sales load for that class and the applicable distribution/servicing fees thereafter.
††††	Assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Strategic Value Fund from March 1, 2007 to August 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2007
	Class A	Class B	Class C	Class I	Class T

Expenses paid per $1,000 †	$ 6.11	$ 10.20	$ 9.94	$ 5.34	$ 7.29
Ending value (after expenses)	$1,037.70	$1,033.40	$1,033.70	$1,038.70	$1,036.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2007
	Class A	Class B	Class C	Class I	Class T

Expenses paid per $1,000 †	$ 6.06	$ 10.11	$ 9.86	$ 5.30	$ 7.22
Ending value (after expenses)	$1,019.21	$1,015.17	$1,015.43	$1,019.96	$1,018.05

† Expenses are equal to the fund’s annualized expense ratio of 1.19% for Class A, 1.99% for Class B, 1.94% for Class C, 1.04% for Class I and 1.42% for Class T multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

August 31, 2007

Common Stocks—99.5%	Shares	Value ($)

Consumer Discretionary—6.2%
Best Buy	48,170	2,117,071
Gap	274,260	5,145,118
Johnson Controls	22,840	2,583,204
Liberty Global, Ser. C	63,997 [a]	2,524,682
Lowe’s Cos.	73,740	2,290,364
McDonald’s	49,960	2,460,530
News, Cl. A	199,830	4,042,561
Omnicom Group	121,400	6,182,902
TJX Cos.	63,370	1,932,151
Toll Brothers	66,280 [a]	1,415,741
		30,694,324
Consumer Staples—8.7%
Altria Group	131,450	9,123,945
Clorox	39,820	2,381,236
Coca-Cola	48,340	2,599,725
Coca-Cola Enterprises	222,240	5,293,757
Colgate-Palmolive	33,830	2,243,606
CVS	66,780	2,525,620
Kraft Foods, Cl. A	150,276	4,817,849
Procter & Gamble	125,230	8,178,771
Smithfield Foods	81,370 [a]	2,663,240
Wal-Mart Stores	80,100	3,494,763
		43,322,512
Energy—13.3%
Anadarko Petroleum	53,760	2,633,165
Cameron International	36,780 [a]	3,007,501
Chesapeake Energy	127,970	4,128,312
Chevron	169,248	14,853,204
Devon Energy	105,350	7,933,908
El Paso	222,370	3,529,012
EOG Resources	78,560	5,291,802
Exxon Mobil	55,630	4,769,160
Hess	82,520	5,064,252
Marathon Oil	44,540	2,400,261
Occidental Petroleum	136,600	7,743,854
XTO Energy	89,230	4,850,543
		66,204,974

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Exchange Traded Funds—1.1%
iShares Russell 1000 Value Index Fund	64,040	5,357,586
Financial—22.6%
AON	60,930	2,639,488
Capital One Financial	125,270	8,099,958
CIT Group	107,190	4,027,128
Citigroup	372,684	17,471,426
Countrywide Financial	36,700	728,495
Discover Financial Services	27,680 [a]	640,515
Fannie Mae	77,010	5,052,626
First American	27,640	1,156,181
Freddie Mac	151,840	9,354,862
Genworth Financial, Cl. A	134,760	3,905,345
Goldman Sachs Group	20,890	3,676,849
Interactive Brokers Group, Cl. A	153,780 [a]	4,115,153
JPMorgan Chase & Co.	301,768	13,434,711
Lincoln National	66,380	4,041,214
MBIA	41,380	2,482,800
Merrill Lynch & Co.	101,570	7,485,709
Morgan Stanley	55,360	3,452,803
PMI Group	189,320	5,997,658
PNC Financial Services Group	53,780	3,784,499
Principal Financial Group	45,180	2,507,038
Wachovia	163,430	8,004,801
		112,059,259
Health Care—8.7%
Abbott Laboratories	152,260	7,903,817
Aetna	49,470	2,518,518
Amgen	38,180 [a]	1,913,200
Baxter International	83,080	4,549,461
Hospira	58,160 [a]	2,247,884
Merck & Co.	121,310	6,086,123
Schering-Plough	129,880	3,898,998
Thermo Fisher Scientific	98,460 [a]	5,339,486
Wyeth	184,760	8,554,388
		43,011,875

10

Common Stocks (continued)	Shares	Value ($)

Industrial—8.1%
Deere & Co.	17,720	2,410,983
Dover	74,230	3,666,962
Eaton	53,950	5,083,169
General Electric	466,930	18,149,569
Honeywell International	49,690	2,790,093
Raytheon	48,780	2,992,165
Union Pacific	23,700	2,644,209
Waste Management	66,550	2,506,938
		40,244,088
Information Technology—10.5%
Cisco Systems	472,340 [a]	15,077,093
Hewlett-Packard	113,640	5,608,134
Intel	103,420	2,663,065
International Business Machines	35,980	4,198,506
Jabil Circuit	106,180	2,357,196
JDS Uniphase	342,650 [a]	4,988,984
McAfee	38,000 [a]	1,358,500
Microsoft	216,700	6,225,791
NCR	151,250 [a]	7,527,712
QUALCOMM	57,740	2,303,249
		52,308,230
Insurance—3.6%
AIG	124,016	8,185,056
Chubb	95,050	4,859,907
Metlife	74,090	4,745,464
		17,790,427
Materials—4.9%
Air Products & Chemicals	30,080	2,707,501
Allegheny Technologies	25,830	2,567,244
Celanese, Ser. A	133,530	4,796,398
Cytec Industries	36,370	2,414,968
Freeport-McMoRan Copper & Gold	28,530	2,494,093
Mosaic	172,300 [a]	7,240,046
Smurfit-Stone Container	187,160 [a]	1,976,410
		24,196,660

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Telecommunication Services—5.4%
AT & T	464,729	18,528,745
Verizon Communications	198,330	8,306,060
		26,834,805
Utilities—6.4%
Constellation Energy Group	48,580	4,029,225
Entergy	48,020	4,975,832
Exelon	50,220	3,549,047
Mirant	75,970 [a]	2,960,551
NRG Energy	237,260 [a]	9,037,233
Questar	94,990	4,746,650
Southern	70,300	2,494,947
		31,793,485
Total Common Stocks
(cost $418,491,637)		493,818,225

Other Investment—.1%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $291,000)	291,000 [b]	291,000

Total Investments (cost $418,782,637)	99.6%	494,109,225
Cash and Receivables (Net)	.4%	1,878,741
Net Assets	100.0%	495,987,966

[a]	Non-income producing security.
[b]	Investment in affiliated money market mutual fund.

Portfolio Summary	(Unaudited) †

	Value (%)		Value (%)

Financial	22.6	Consumer Discretionary	6.2
Energy	13.3	Telecommunication Services	5.4
Information Technology	10.5	Materials	4.9
Health Care	8.7	Insurance	3.6
Consumer Staples	8.7	Exchange Traded Funds	1.1
Industrial	8.1	Money Market Investment	.1
Utilities	6.4		99.6

† Based on net assets.

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2007

				Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers			418,491,637		493,818,225
Affiliated issuers				291,000	291,000
Cash					511,565
Receivable for investment securities sold					2,347,669
Receivable for shares of Common Stock subscribed					855,984
Dividends and interest receivable					497,788
Prepaid expenses					46,181
					498,368,412

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)					477,678
Payable for investment securities purchased					1,356,889
Payable for shares of Common Stock redeemed					324,669
Interest payable—Note 2					562
Accrued expenses					220,648
					2,380,446

Net Assets ($)					495,987,966

Composition of Net Assets ($):
Paid-in capital					394,010,031
Accumulated undistributed investment income—net					3,108,747
Accumulated net realized gain (loss) on investments					23,542,600
Accumulated net unrealized appreciation
(depreciation) on investments					75,326,588

Net Assets ($)					495,987,966

Net Asset Value Per Share
	Class A	Class B	Class C	Class I	Class T

Net Assets ($)	433,686,714	16,606,243	30,079,041	7,199,992	8,415,976
Shares Outstanding	12,922,537	515,510	933,505	214,399	257,632

Net Asset Value
Per Share ($)	33.56	32.21	32.22	33.58	32.67

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS

Year Ended August 31, 2007

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	8,284,311
Affiliated issuers	202,032
Interest	32,301
Income from securities lending	1,495
Total Income	8,520,139
Expenses:
Management fee—Note 3(a)	3,014,050
Shareholder servicing costs—Note 3(c)	1,406,849
Distribution fees—Note 3(b)	336,455
Prospectus and shareholders’ reports	133,891
Registration fees	73,576
Custodian fees—Note 3(c)	37,140
Professional fees	25,933
Directors’ fees and expenses—Note 3(d)	23,039
Interest expense—Note 2	1,473
Loan commitment fees—Note 2	1,045
Miscellaneous	27,137
Total Expenses	5,080,588
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(176)
Net Expenses	5,080,412
Investment Income—Net	3,439,727

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	30,469,805
Net unrealized appreciation (depreciation) on investments	40,232,080
Net Realized and Unrealized Gain (Loss) on Investments	70,701,885
Net Increase in Net Assets Resulting from Operations	74,141,612

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2007 [a]	2006

Operations ($):
Investment income—net	3,439,727	1,475,180
Net realized gain (loss) on investments	30,469,805	15,873,451
Net unrealized appreciation
(depreciation) on investments	40,232,080	11,864,749
Net Increase (Decrease) in Net Assets
Resulting from Operations	74,141,612	29,213,380

Dividends to Shareholders from ($):
Investment income—net:
Class A	(1,727,669)	(742,716)
Class B	—	(17,943)
Class C	(22,728)	(23,305)
Class I	(18,640)	(2,553)
Class T	(34,793)	(3,978)
Net realized gain on investments:
Class A	(15,573,703)	(14,749,268)
Class B	(870,690)	(936,343)
Class C	(1,434,166)	(917,496)
Class I	(120,425)	(40,631)
Class T	(329,320)	(89,271)
Total Dividends	(20,132,134)	(17,523,504)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	74,432,907	69,716,367
Class B	1,607,491	4,084,617
Class C	8,762,864	13,021,431
Class I	5,958,262	1,434,333
Class T	4,160,921	3,813,592
Net assets received in connection
with reorganization—Note 1	131,922,638	—

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31,

	2007 [a]	2006

Capital Stock Transactions ($) (continued):
Dividends reinvested:
Class A	16,673,782	14,147,217
Class B	770,893	814,304
Class C	1,230,998	862,017
Class I	134,420	43,184
Class T	358,707	87,680
Cost of shares redeemed:
Class A	(76,130,015)	(46,181,842)
Class B	(5,617,360)	(2,923,358)
Class C	(4,619,878)	(1,712,395)
Class I	(1,084,152)	(266,239)
Class T	(906,000)	(580,150)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	157,656,478	56,360,758
Total Increase (Decrease) in Net Assets	211,665,956	68,050,634

Net Assets ($):
Beginning of Period	284,322,010	216,271,376
End of Period	495,987,966	284,322,010
Undistributed investment income—net	3,108,747	1,472,850

16

	Year Ended August 31,

	2007 [a]	2006

Capital Share Transactions:
Class A [b]
Shares sold	2,953,247	2,338,834
Shares issued in connection
with reorganization—Note 1	3,852,056	—
Shares issued for dividends reinvested	521,968	495,602
Shares redeemed	(2,286,558)	(1,550,139)
Net Increase (Decrease) in Shares Outstanding	5,040,713	1,284,297

Class B [b]
Shares sold	83,850	142,310
Shares issued in connection
with reorganization—Note 1	99,625	—
Shares issued for dividends reinvested	24,996	29,450
Shares redeemed	(172,757)	(100,301)
Net Increase (Decrease) in Shares Outstanding	35,714	71,459

Class C
Shares sold	271,764	453,755
Shares issued in connection
with reorganization—Note 1	35,132	—
Shares issued for dividends reinvested	39,916	31,197
Shares redeemed	(144,260)	(59,459)
Net Increase (Decrease) in Shares Outstanding	202,552	425,493

Class I
Shares sold	182,327	48,414
Shares issued in connection
with reorganization—Note 1	1,484	—
Shares issued for dividends reinvested	4,211	1,515
Shares redeemed	(32,951)	(9,001)
Net Increase (Decrease) in Shares Outstanding	155,071	40,928

Class T
Shares sold	128,464	129,681
Shares issued in connection
with reorganization—Note 1	4,859	—
Shares issued for dividends reinvested	11,519	3,138
Shares redeemed	(28,204)	(19,667)
Net Increase (Decrease) in Shares Outstanding	116,638	113,152

[a]	Effective June 1, 2007, the fund redesignated Class R shares to Class I shares.
[b]	During the period ended August 31, 2007, 59,080 Class B shares representing $1,945,022, were automatically converted to 56,830 Class A shares and during the period ended August 31, 2006, 29,175 Class B shares representing $847,051 were automatically converted to 28,230 Class A shares.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,

Class A Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	30.75	29.48	24.76	21.62	17.14
Investment Operations:
Investment income (loss)—net [a]	.31	.20	.15	(.10)	(.02)
Net realized and unrealized
gain (loss) on investments	4.60	3.42	4.57	3.24	4.50
Total from Investment Operations	4.91	3.62	4.72	3.14	4.48
Distributions:
Dividends from investment income—net	(.21)	(.11)	—	—	—
Dividends from net realized
gain on investments	(1.89)	(2.24)	—	—	—
Total Distributions	(2.10)	(2.35)	—	—	—
Net asset value, end of period	33.56	30.75	29.48	24.76	21.62

Total Return (%) [b]	16.32	12.92	18.97	14.62	26.14

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.18	1.20	1.25	1.37	1.43
Ratio of net investment income
(loss) to average net assets	.94	.69	.55	(.41)	(.12)
Portfolio Turnover Rate	64.86	72.24	123.17	115.26	36.93

Net Assets, end of period ($ x 1,000)	433,687	242,377	194,491	110,939	101,555

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
See notes to financial statements.

18

		Year Ended August 31,

Class B Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	29.62	28.62	24.21	21.28	16.98
Investment Operations:
Investment income (loss)—net [a]	.05	(.02)	(.06)	(.25)	(.14)
Net realized and unrealized
gain (loss) on investments	4.43	3.30	4.47	3.18	4.44
Total from Investment Operations	4.48	3.28	4.41	2.93	4.30
Distributions:
Dividends from investment income—net	—	(.04)	—	—	—
Dividends from net realized
gain on investments	(1.89)	(2.24)	—	—	—
Total Distributions	(1.89)	(2.28)	—	—	—
Net asset value, end of period	32.21	29.62	28.62	24.21	21.28

Total Return (%) [b]	15.42	12.06	18.12	13.86	25.32

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.96	1.97	2.04	2.03	2.11
Ratio of net investment income
(loss) to average net assets	.16	(.08)	(.23)	(1.03)	(.78)
Portfolio Turnover Rate	64.86	72.24	123.17	115.26	36.93

Net Assets, end of period ($ x 1,000)	16,606	14,213	11,685	8,975	4,377

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,

Class C Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	29.65	28.64	24.23	21.29	16.99
Investment Operations:
Investment income (loss)—net [a]	.05	(.01)	(.05)	(.24)	(.13)
Net realized and unrealized
gain (loss) on investments	4.44	3.32	4.46	3.18	4.43
Total from Investment Operations	4.49	3.31	4.41	2.94	4.30
Distributions:
Dividends from investment income—net	(.03)	(.06)	—	—	—
Dividends from net realized
gain on investments	(1.89)	(2.24)	—	—	—
Total Distributions	(1.92)	(2.30)	—	—	—
Net asset value, end of period	32.22	29.65	28.64	24.23	21.29

Total Return (%) [b]	15.45	12.14	18.10	13.90	25.31

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.91	1.91	1.99	1.99	2.08
Ratio of net investment income
(loss) to average net assets	.17	(.02)	(.19)	(.97)	(.74)
Portfolio Turnover Rate	64.86	72.24	123.17	115.26	36.93

Net Assets, end of period ($ x 1,000)	30,079	21,669	8,748	4,681	1,094

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

20

		Year Ended August 31,

Class I Shares	2007 [a]	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	30.78	29.46	24.71	21.52	17.02
Investment Operations:
Investment income (loss)—net [b]	.39	.30	.18	(.04)	.01
Net realized and unrealized
gain (loss) on investments	4.59	3.40	4.57	3.23	4.49
Total from Investment Operations	4.98	3.70	4.75	3.19	4.50
Distributions:
Dividends from investment income—net	(.29)	(.14)	—	—	—
Dividends from net realized
gain on investments	(1.89)	(2.24)	—	—	—
Total Distributions	(2.18)	(2.38)	—	—	—
Net asset value, end of period	33.58	30.78	29.46	24.71	21.52

Total Return (%)	16.57	13.22	19.13	14.92	26.44

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.00	.92	1.16	1.13	1.19
Ratio of net investment income
(loss) to average net assets	1.14	.98	.65	(.17)	.06
Portfolio Turnover Rate	64.86	72.24	123.17	115.26	36.93

Net Assets, end of period ($ x 1,000)	7,200	1,826	542	172	75

[a]	Effective June 1, 2007, the fund redesignated Class R shares to Class I shares.
[b]	Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,

Class T Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	30.05	28.91	24.37	21.31	16.94
Investment Operations:
Investment income (loss)—net [a]	.22	.13	.06	(.15)	(.04)
Net realized and unrealized
gain (loss) on investments	4.49	3.35	4.48	3.21	4.41
Total from Investment Operations	4.71	3.48	4.54	3.06	4.37
Distributions:
Dividends from investment income—net	(.20)	(.10)	—	—	—
Dividends from net realized
gain on investments	(1.89)	(2.24)	—	—	—
Total Distributions	(2.09)	(2.34)	—	—	—
Net asset value, end of period	32.67	30.05	28.91	24.37	21.31

Total Return (%) [b]	16.03	12.67	18.53	14.45	25.80

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.42	1.43	1.58	1.68	1.61
Ratio of net investment income
(loss) to average net assets	.67	.43	.20	(.63)	(.20)
Portfolio Turnover Rate	64.86	72.24	123.17	115.26	36.93

Net Assets, end of period ($ x 1,000)	8,416	4,236	805	146	16

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Strategic Value Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering twelve series, including the fund. The fund’s investment objective is capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager was a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On July 1, 2007, Mellon Financial and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.

The fund’s Board of Directors approved the redesignation of the fund’s Class R shares as Class I shares, effective June 1, 2007.The description of the eligibility requirements for Class I shares remains the same as it was for Class R shares.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

redeemed within one year of purchase and Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of the close of business on March 21, 2007, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Directors, all of the assets, subject to the liabilities, of Dreyfus Premier Value Fund were transferred to the fund in exchange for corresponding class of shares of Common Stock of the fund of equal value. Shareholders of Class A, Class B, Class C, Class I and Class T shares of Dreyfus Premier Value Fund received Class A, Class B, Class C, Class I and Class T shares of the fund, respectively, in each case in an equal amount to the aggregate net asset value of their investment in Dreyfus Premier Value Fund at the time of the exchange.The net asset value of the fund’s shares on the close of business March 21, 2007, after the reorganization was $33.08 for Class A, $31.86 for Class B, $31.86 for Class C, $33.08 for Class I and $32.23 for Class T shares, and a total of 3,852,056 Class A shares, 99,625 Class B shares, 35,132 Class C shares, 1,484 Class I shares and 4,859 Class T shares, representing net assets of $131,922,638 (including $25,014,985 net unrealized appreciation on investments) were issued to Dreyfus Premier Value Fund’s shareholders in the exchange. The exchange was a tax-free event to Dreyfus Premier Value Fund shareholders.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

24

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measure-ments.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the fund’s policy that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

26

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

At August 31, 2007, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $12,293,232, undistributed capital gains $15,304,954 and unrealized appreciation $74,379,749.

The tax characters of distributions paid to shareholders during the fiscal periods ended August 31, 2007 and August 31, 2006 were as follows: ordinary income $9,652,178 and $8,888,555, and long-term capital gains $10,479,956 and $8,634,949, respectively.

During the period ended August 31,2007,as a result of permanent book to tax differences, primarily due to the tax treatment for the reversal of wash sales from the merger with Dreyfus Premier Value Fund, the fund decreased accumulated net realized gain (loss) on investments by $265,216 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended August 31, 2007 was approximately $25,200, with a related weighted average annualized interest rate of 5.85% .

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

28

During the period ended August 31, 2007, the Distributor retained $41,778 and $107 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $29,775 and $6,047 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares, respectively, and .25% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2007, Class B, Class C and Class T shares were charged $123,871, $196,329 and $16,255, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2007, Class A, Class B, Class C and Class T shares were charged $869,626, $41,290, $65,443 and $16,255, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2007, the fund was charged $166,658 pursuant to the transfer agency agreement.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates Mellon Bank,N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2007, the fund was charged $37,140 pursuant to the custody agreement.

During the period ended August 31, 2007, the fund was charged $4,539 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $311,738, Rule 12b-1 distribution plan fees $30,641, shareholder services plan fees $102,415, custody fees $13,965, chief compliance officer fees $2,009 and transfer agency per account fees $16,910.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and $106,595,243 of securities received pursuant to the merger with Dreyfus Premier Value Fund, during the period ended August 31, 2007, amounted to $294,010,758 and $257,502,590, respectively.

At August 31, 2007, the cost of investments for federal income tax purposes was $419,729,476; accordingly, accumulated net unrealized appreciation on investments was $74,379,749, consisting of $86,139,599 gross unrealized appreciation and $11,759,850 gross unrealized depreciation.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Premier Strategic Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Strategic Value Fund (one of the funds comprising Advantage Funds, Inc.), as of August 31,2007,and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Strategic Value Fund at August 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

New York, New York
October 17, 2007

The Fund 31

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates $1.0824 per share as a long-term capital gain distribution and $.8106 per share as a short-term capital gain distribution paid on December 5, 2006.Also the fund hereby designates 57.07% of the ordinary dividends paid during the fiscal year ended August 31, 2007 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $2,347,801 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2008 of the percentage applicable to the preparation of their 2007 income tax returns.

32

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on March 7 and 8, 2007, the Board unanimously approved the continuation of the fund’s Management Agreement with Dreyfus for a one-year term ending March 30, 2008. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Management Agreement, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’s representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’s representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’s research and portfolio management capabilities and Dreyfus’s oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance, management fee and expense ratio, placing significant emphasis

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF

THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

on comparative data supplied by Lipper, Inc., an independent provider of mutual fund data, including contractual and actual (net of fee waivers and expense reimbursements) management fees, operating expense components and total return performance.The fund’s performance was compared to that of a Performance Universe, consisting of all funds with the same Lipper classification/objective, and a Performance Group, consisting of comparable funds chosen by Lipper based on guidelines previously approved by the Board. Similarly, the fund’s contractual and actual management fee and operating expenses were compared to those of an Expense Universe, consisting of funds with the same or similar Lipper classification/objective, and an Expense Group, consisting of comparable funds chosen by Lipper based on guidelines previously approved by the Board.As part of its review of expenses, the Board also considered other fund expenses, such as transfer agent fees, custody fees, 12b-1 or non-12b-1 service fees (if any), and other non-management fees, as well as any waivers or reimbursements of fees and expenses.

In its review of performance, the Board noted that the fund’s average annual total return ranked in the first or second quintile of its Performance Group and its Performance Universe for the one-, three-, and five-year periods ended December 31, 2006.

In its review of the fund’s management fee and operating expenses, the Board examined the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, noting, among other things, that the fund’s actual management fees and total expenses were lower than the median of the Expense Group and Expense Universe quintile.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts managed by Dreyfus with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’s perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. Dreyfus’s representatives also reviewed the costs associated with

34

distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of Dreyfus’s performance, and the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts managed by Dreyfus to evaluate the appropriateness and reasonableness of the fund’s management fees. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. Dreyfus’s representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that the fund was relatively small. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF

THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  The Board generally was satisfied with the fund’s performance.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, comparative performance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

36

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
• Ivory Investment Management, L.P., a registered investment advisor to three private funds, Senior Advisor

No. of Portfolios for which Board Member Serves: 163

Peggy C. Davis (64)
Board Member (2006)

Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

No. of Portfolios for which Board Member Serves: 65

David P. Feldman (67)
Board Member (1996)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director

No. of Portfolios for which Board Member Serves: 49

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited) (continued)

James F. Henry (76)
Board Member (2006)

Principal Occupation During Past 5 Years:

  President,The International Institute for Conflict Prevention and Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2003)
  Advisor to The Elaw Forum, a consultant on managing corporate legal costs
  Advisor to John Jay Homestead (the restored home of the first U.S. Chief Justice)
  Individual Trustee of several trusts

Other Board Memberships and Affiliations:

  Director, advisor and mediator involved in several non-profit organizations, primarily engaged in domestic and international dispute resolution, and historic preservation

No. of Portfolios for which Board Member Serves: 40

Ehud Houminer (67)
Board Member (1993)

Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University
Other Board Memberships and Affiliations:
• Avnet Inc., an electronics distributor, Director
• International Advisory Board to the MBA Program School of
Management, Ben Gurion University, Chairman

No. of Portfolios for which Board Member Serves: 67

Gloria Messinger (77)
Board Member (1993)

Principal Occupation During Past 5 Years:
• Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
• Consultant in Intellectual Property
Other Board Memberships and Affiliations:
• Theater for a New Audience, Inc., Director
• Brooklyn Philharmonic, Director

No. of Portfolios for which Board Member Serves: 40

38

Dr. Martin Peretz (68)
Board Member (2006)

Principal Occupation During Past 5 Years:
• Editor-in-Chief of The New Republic Magazine
• Lecturer in Social Studies at Harvard University (1965-2002)
• Director of TheStreet.com, a financial information service on the web
Other Board Memberships and Affiliations:
• American Council of Trustees and Alumni, Director
• Pershing Square Capital Management, Adviser
• Montefiore Ventures, General Partner
• Harvard Center for Blood Research,Trustee
• Bard College,Trustee
• Board of Overseers of YIVO Institute for Jewish Research, Chairman

No. of Portfolios for which Board Member Serves: 40

Anne Wexler (77)
Board Member (1996)

Principal Occupation During Past 5 Years:
• Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs from January 1981 to present
Other Board Memberships and Affiliations:
• Wilshire Mutual Funds (5 funds), Director
• The Community Foundation for the National Capital Region, Director
• Member of the Council of Foreign Relations
• Member of the National Park Foundation

No. of Portfolios for which Board Member Serves: 49

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member

The Fund 39

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 82 investment companies (comprised of 163 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice
President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 82 investment companies (comprised of 163 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

40

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (83 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 79 investment companies (comprised of 176 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

The Fund 41

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
20	Financial Highlights
25	Notes to Financial Statements
34	Report of Independent Registered
Public Accounting Firm
35	Important Tax Information
36	Information About the Review and Approval
of the Fund’s Management Agreement
40	Board Members Information
43	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier
International Value Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier International Value Fund, covering the 12-month period from September 1, 2006, through August 31, 2007.

Turmoil in U.S. credit markets over the summer of 2007 led to heightened volatility in international equity markets, particularly those with economies that depend to a substantial degree on exports to the United States. Nonetheless, fundamentals in the global economy have remained relatively robust. While we expect the global expansion to continue, it probably will do so at a somewhat reduced pace as U.S. consumer spending moderates and some high-flying emerging markets, notably China, take steps to reduce unsustainably high growth rates.These factors may compel global investors to proceed with a sense of greater caution.

In addition, the U.S. dollar has continued to decline relative to most other major currencies, making investments denominated in foreign currencies more valuable for U.S. residents. We expect this trend to persist, as a stubborn U.S. trade deficit and stronger economic growth in overseas markets continue to attract global capital away from U.S. markets and toward those with higher potential returns.These factors may lead to new opportunities and challenges in international equity markets, which is why we encourage you to talk with your financial advisor to help ensure that your portfolio remains aligned with your current financial needs and future investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Thomas F. Eggers
Chief Executive Officer
The Dreyfus Corporation
September 17, 2007

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2006, through August 31, 2007, as provided by D. Kirk Henry, Senior Portfolio Manager

Fund and Market Performance Overview

International stock markets continued to achieve robust gains in an environment of strong global economic growth, intensifying mergers-and-acquisitions activity and constructive business conditions. In this generally favorable environment, the portfolio posted positive absolute returns in almost all of the countries in which it invests. However, its returns fell short of its benchmark, primarily due to an overweight position and weak relative stock selection in Japan.

For the 12-month period ended August 31, 2007, Dreyfus Premier International Value Fund produced total returns of 12.47% for its Class A shares, 11.65% for its Class B shares, 11.71% for its Class C shares, 12.91% for its Class I shares and 11.90% for its Class T shares.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of 18.71% for the same period.2

The Fund’s Investment Approach

The fund seeks long-term capital growth by ordinarily investing most of its assets in stocks of foreign issuers that we consider to be value companies.The fund normally invests in companies in at least 10 foreign countries and generally limits its investments in any single company to no more than 5% of its assets at the time of purchase.

The fund’s investment approach is value-oriented and research-driven. When selecting stocks, we attempt to identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors: value, business health and business momentum.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

International Equities Rally After Brief Bout With Volatility

The international equity markets posted generally strong returns during the reporting period, with gains fueled by corporate restructurings and robust mergers-and-acquisitions activity throughout much of Europe. High levels of business confidence, positive earnings reports and favorable economic growth in most countries also boosted stock prices. However, during the final few months of the reporting period international stocks experienced a brief period of increased volatility due to difficulties in the U.S. subprime mortgage sector and the subsequent repricing of risk in other financial markets. By late August, international investors appeared to have regained their confidence,and international equity markets began to rebound, recapturing earlier losses.

Our “bottom-up” security selection process proved successful across a wide range of holdings in Europe, most notably in the United Kingdom and France. In the United Kingdom, shares of Royal Dutch Shell, the large integrated oil producer, which was sold during the reporting period,rallied when oil prices rose during the reporting period.Unilever, the consumer products maker, also gained value, largely due to the firm’s new chairman, who has reduced the breadth of the company’s product lines, focusing instead on its “best in class” products. Unilever also has increased its research-and-development efforts and initiated a stock buy-back program.The fund also benefited from its overweighted position in Vodafone, the telecommunications services company, whose stock price rose in response to takeover speculation from AT&T. SAB Miller, one of the world’s leading brewers, which was sold during the reporting period, also posted strong returns, largely due to consecutive favorable quarterly earnings reports and market share gains in its Latin American business.

In France, some of the fund’s stronger gains stemmed from an overweighted position in Valeo, the auto parts supplier, which was sold during the reporting period.The fund also benefited from its holdings in PSA Peugeot Citroën, the French auto company, which advanced on strong European sales and was also sold during the reporting period. France Telecom reported better-than-expected mobile phone results in its “Home France Division,” which includes France, the United Kingdom and Spain.

4

The fund’s exposure to emerging markets also helped fuel performance, albeit to a smaller degree.The fund achieved gains in Brazil, where integrated oil and gas producer Petroleo Brasileiro, gained value when oil prices rose during the reporting period.Tele Norte Leste Participacoes, a telecommunications services company, advanced shortly after the controlling shareholder announced a tender offer for preferred shares.

The bulk of the portfolio’s relative underperformance can be traced to its relatively heavy exposure to Japanese financial stocks, where investors have been waiting for the country’s restructuring to produce a sustainable domestic economic expansion. Other disappointments include the fund’s limited exposure to companies that benefited from strong export demand, including Nippon Steel, construction equipment producer Komatsu and videogame console maker Nintendo.

Outlook for Global Investors

While recent bouts of volatility have created concerns for investors, their overall effect on international stock market returns has been relatively benign due to an otherwise healthy global growth environment. In fact, we have found a number of investment opportunities within the telecommunications, utilities and energy areas, where we believe stock prices have fallen to more attractive valuations. On the other hand, we have identified fewer opportunities in the materials and industrials areas, where valuations appear too high to meet our investment criteria. In our judgment, the fund remains well positioned to capture value-oriented opportunities in international markets.

September 17, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Investments in foreign securities involve special risks. Please read the prospectus for further discussion of these risks.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe, Australasia, Far
East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries.The Index does not take into account fees and expenses to which the fund is subject.

The Fund 5

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier International Value Fund on 8/31/97 to a $10,000 investment made in the Morgan Stanley Capital International Europe, Australasia, Far
East Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested. Performance for Class
B, Class C, Class I and Class T shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.
The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses.The Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.The Index consists of 21 MSCI developed market country indices.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial
Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/07

	Inception
	Date	1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (5.75%)		5.98%	15.13%	8.49%
without sales charge		12.47%	16.50%	9.14%
Class B shares
with applicable redemption charge †	11/15/02	7.79%	15.40%†††	9.07%†††,††††
without redemption	11/15/02	11.65%	15.62%†††	9.07%†††,††††
Class C shares
with applicable redemption charge ††	11/15/02	10.74%	15.72%†††	8.77%†††
without redemption	11/15/02	11.71%	15.72%†††	8.77%†††
Class I shares	11/15/02	12.91%	16.86%†††	9.31%†††
Class T shares
with applicable sales charge (4.5%)	11/15/02	6.86%	14.77%†††	8.33%†††
without sales charge	11/15/02	11.90%	15.84%†††	8.83%†††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†††	The total return performance figures presented for Class B, C, I and T shares of the fund represent the performance of the fund’s Class A shares for periods prior to November 15, 2002 (the inception date for Class B, C, I and T shares), adjusted to reflect the applicable sales load for that class and the applicable distribution/servicing fees thereafter.
††††	Assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

The Fund 7

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier International Value Fund from March 1, 2007 to August 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2007
	Class A	Class B	Class C	Class I	Class T

Expenses paid per $1,000 †	$ 7.87	$ 11.68	$ 11.28	$ 5.89	$ 10.92
Ending value (after expenses)	$1,028.00	$1,023.90	$1,024.30	$1,030.50	$1,025.10

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2007
	Class A	Class B	Class C	Class I	Class T

Expenses paid per $1,000 †	$ 7.83	$ 11.62	$ 11.22	$ 5.85	$ 10.87
Ending value (after expenses)	$1,017.44	$1,013.66	$1,014.06	$1,019.41	$1,014.42

† Expenses are equal to the fund’s annualized expense ratio of 1.54% for Class A, 2.29% for Class B, 2.21% for Class C, 1.15% for Class I and 2.14% for Class T multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS August 31, 2007
Common Stocks—96.7%	Shares	Value ($)

Australia—3.4%
Amcor	961,191	5,982,993
Insurance Australia Group	393,418	1,624,587
National Australia Bank	165,710	5,417,879
Suncorp-Metway	251,901	4,144,631
Tabcorp Holdings	330,893	4,141,458
Telstra	377,580	1,350,673
		22,662,221
Belgium—.8%
Fortis	141,393	5,183,752
Brazil—1.1%
Petroleo Brasileiro, ADR	45,690	2,825,470
Tele Norte Leste Participacoes, ADR	190,440	4,206,820
		7,032,290
Finland—1.5%
Nokia	92,170	3,036,199
UPM-Kymmene	297,983	6,753,793
		9,789,992
France—9.0%
BNP Paribas	42,780	4,513,962
Credit Agricole	229,086	8,648,530
France Telecom	183,800	5,546,092
Lagardere	47,440	3,873,539
Peugeot	27,960	2,381,668
Sanofi-Aventis	205,300	16,765,818
Thomson	246,880	4,054,497
Total	146,860	11,058,591
Total, ADR	36,328	2,727,870
		59,570,567
Germany—9.2%
Adidas	78,470	4,614,753
Allianz	24,000	5,145,874
Bayerische Motoren Werke	68,310	4,155,040
Deutsche Post	369,104	10,730,096
Deutsche Telekom	439,350	8,167,497
E.ON	25,087	4,210,630
Hannover Rueckversicherung	25,660	1,191,496

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Germany (continued)
Heidelberger Druckmaschinen	91,530	4,150,307
Muenchener Rueckversicherungs	29,370	5,074,797
RWE	52,070	5,857,550
Siemens	59,240	7,443,254
		60,741,294
Greece—1.0%
Public Power	217,580	6,790,761
Hong Kong—2.1%
BOC Hong Kong Holdings	1,835,600	4,451,010
HongKong Electric Holdings	331,500	1,665,589
Hutchison Whampoa	574,200	5,732,379
Johnson Electric Holdings	3,868,000	2,020,644
		13,869,622
Ireland—.4%
Bank of Ireland	126,369	2,342,305
Israel—.5%
Teva Pharmaceutical Industries, ADR	79,660	3,425,380
Italy—5.5%
Banco Popolare Scarl	105,580 [a]	2,643,351
ENI	175,415	6,070,066
Mediaset	603,270	6,404,912
Saras	465,310	2,847,427
Telecom Italia	2,399,700	6,802,746
UniCredito Italiano	745,000	6,401,848
Unipol Gruppo Finanziario	1,465,760	5,014,188
		36,184,538
Japan—23.5%
77 Bank	363,600	2,454,866
Aeon	482,500	6,597,110
Astellas Pharma	61,300	2,846,326
Canon	77,852	4,452,302
Central Japan Railway	573	6,457,961
Credit Saison	154,500	4,059,450
Dentsu	1,599	4,459,226

10

Common Stocks (continued)	Shares	Value ($)

Japan (continued)
Funai Electric	19,600	864,219
Hino Motors	64,500	463,392
INPEX Holdings	162	1,485,233
JS Group	221,000	4,395,766
Kubota	714,300	5,566,624
Lawson	5,800	192,788
Matsumotokiyoshi	148,779	3,007,704
Mitsubishi	121,000	3,451,516
Mitsubishi UFJ Financial Group	1,026	9,861,733
Mitsui Trust Holdings	349,200	2,912,739
NGK Spark Plug	169,000	2,800,067
Nippon Express	1,253,500	6,664,537
Nippon Paper Group	1,293	4,363,061
Nissan Motor	717,800	6,921,760
NOK	206,700	4,041,940
Nomura Holdings	475,000	8,405,338
Ricoh	117,800	2,608,848
Rohm	68,200	6,076,257
Sekisui Chemical	532,600	3,949,434
Sekisui House	508,200	6,599,380
Seven & I Holdings	240,500	6,459,266
SFCG	9,313	1,311,008
Sumitomo Chemical	350,400	2,620,029
Sumitomo Mitsui Financial Group	1,316	10,414,787
Takeda Pharmaceutical	84,800	5,838,247
Teijin	732,200	3,665,158
THK	171,200	3,507,575
Tokyo Electron	43,600	3,121,568
Toyota Motor	57,300	3,322,766
		156,219,981
Malaysia—.6%
Malayan Banking	1,122,500	3,718,692
Mexico—.4%
Coca-Cola Femsa, ADR	66,980	2,719,388

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Netherlands—3.0%
Aegon	280,525	5,119,366
Koninklijke Philips Electronics	74,670	2,944,141
Royal Dutch Shell, Cl. A	299,100	11,601,531
		19,665,038
Singapore—.9%
DBS Group Holdings	454,070	5,941,548
South Africa—.5%
Nedbank Group	165,643	3,119,552
South Korea—2.4%
Hyundai Motor	39,038	2,896,255
Korea Electric Power, ADR	109,594	2,469,153
KT, ADR	136,810	3,258,814
Samsung Electronics	6,468	4,096,735
SK Telecom, ADR	116,180	3,179,847
		15,900,804
Spain—.8%
Banco Santander	146,240	2,670,761
Repsol YPF	64,260	2,319,117
		4,989,878
Sweden—1.1%
Svenska Cellulosa, Cl. B	81,500	1,412,202
Telefonaktiebolaget LM Ericsson, Cl. B	1,642,900	6,098,491
		7,510,693
Switzerland—7.2%
Ciba Specialty Chemicals	138,986	7,605,111
Clariant	189,900	2,530,952
Nestle	27,715	12,056,484
Novartis	289,900	15,298,945
Swiss Reinsurance	37,199	3,131,737
UBS	130,280	6,794,404
		47,417,633
Taiwan—1.1%
Compal Electronics	2,752,323	3,072,979

12

Common Stocks (continued)	Shares	Value ($)

Taiwan (continued)
United Microelectronics, ADR	1,203,564	3,971,761
		7,044,740
United Kingdom—20.7%
Anglo American	120,120	6,893,949
BP	1,314,199	14,382,400
British Energy Group	474,778	4,405,836
Centrica	382,494	2,952,701
Debenhams	1,481,270	3,591,178
Friends Provident	1,162,832	4,196,602
GlaxoSmithKline	433,874	11,357,778
HBOS	256,790	4,549,008
HSBC Holdings	745,167	13,529,029
Old Mutual	2,249,000	7,245,442
Reed Elsevier	408,870	4,913,661
Rentokil Initial	2,063,400	7,210,277
Rexam	296,695	3,126,650
Royal Bank of Scotland Group	1,159,154	13,367,710
Smiths Group	139,486	2,765,570
Tesco	179,908	1,540,377
Trinity Mirror	337,440	3,174,227
Unilever	459,238	14,479,957
Vodafone Group	3,168,042	10,177,494
WPP Group	265,940	3,788,236
		137,648,082
Total Common Stocks
(cost $595,908,395)		639,488,751

Preferred Stocks—.8%

Germany
Henkel
(cost $5,203,393)	106,090	5,466,950

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Other Investment—5.4%		Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $36,000,000)		36,000,000 [b]	36,000,000

Total Investments (cost $637,111,788)		102.9%	680,955,701

Liabilities, Less Cash and Receivables		(2.9%)	(19,030,660)

Net Assets		100.0%	661,925,041

ADR—American Depository Receipts
[a]	Non-income producing security.
[b]	Investment in affiliated money market mutual fund.

Portfolio Summary	(Unaudited) †

	Value (%)		Value (%)

Financial	21.9	Telecommunication Services	6.4
Consumer Discretionary	13.1	Information Technology	5.5
Industrial	10.7	Others	5.4
Energy	8.4	Banking	4.5
Health Care	8.4	Utilities	4.3
Materials	7.4	Retailing	.2
Consumer Staples	6.7		102.9

† Based on net assets.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2007

				Cost Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers			601,111,788 644,955,701
Affiliated issuers			36,000,000 36,000,000
Cash				5,221,762
Cash denominated in foreign currencies				5,878,528 5,867,592
Receivable for investment securities sold				3,731,301
Dividends and interest receivable				2,394,211
Receivable for shares of Common Stock subscribed				255,960
Unrealized appreciation on forward
currency exchange contracts—Note 4				94
Prepaid expenses				16,914
				698,443,535

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				1,085,021
Payable for shares of Common Stock redeemed				33,107,658
Payable for investment securities purchased				1,934,810
Interest payable—Note 2				26,442
Unrealized depreciation on forward
currency exchange contracts—Note 4				1,315
Accrued expenses				363,248
				36,518,494

Net Assets ($)				661,925,041

Composition of Net Assets ($):
Paid-in capital				484,886,137
Accumulated undistributed investment income—net				9,312,641
Accumulated net realized gain (loss) on investments				123,878,590
Accumulated net unrealized appreciation (depreciation) on
investments and foreign currency transactions				43,847,673

Net Assets ($)				661,925,041

Net Asset Value Per Share
	Class A	Class B	Class C	Class I Class T

Net Assets ($)	498,695,727	20,597,251	65,714,605	74,931,948 1,985,510
Shares Outstanding	24,672,233	1,044,307	3,319,848	3,696,719 101,421

Net Asset Value
Per Share ($)	20.21	19.72	19.79	20.27 19.58

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS
Year Ended August 31, 2007

Investment Income ($):
Income:
Cash dividends (net of $1,845,857 foreign taxes withheld at source):
Unaffiliated issuers	21,035,420
Affiliated issuers	427,945
Interest	213,922
Total Income	21,677,287
Expenses:
Management fee—Note 3(a)	8,279,429
Shareholder servicing costs—Note 3(c)	2,975,160
Distribution fees—Note 3(b)	706,712
Custodian fees—Note 3(c)	699,490
Registration fees	63,961
Professional fees	50,284
Prospectus and shareholders’ reports	43,509
Directors’ fees and expenses—Note 3(d)	39,317
Interest expense—Note 2	26,442
Loan commitment fees—Note 2	3,916
Miscellaneous	56,226
Total Expenses	12,944,446
Less—reduction in custody fees due to
earnings credits—Note 1(c)	(8,782)
Net Expenses	12,935,664
Investment Income—Net	8,741,623

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	157,295,675
Net realized gain (loss) on forward currency exchange contracts	(563,760)
Net Realized Gain (Loss)	156,731,915
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(66,017,933)
Net Realized and Unrealized Gain (Loss) on Investments	90,713,982
Net Increase in Net Assets Resulting from Operations	99,455,605

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2007 [a]	2006

Operations ($):
Investment income—net	8,741,623	9,515,870
Net realized gain (loss) on investments	156,731,915	137,758,789
Net unrealized appreciation
(depreciation) on investments	(66,017,933)	4,796,486
Net Increase (Decrease) in Net Assets
Resulting from Operations	99,455,605	152,071,145

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(9,650,459)	(6,946,995)
Class B shares	(178,052)	(124,907)
Class C shares	(577,046)	(376,169)
Class I shares	(1,715,599)	(841,019)
Class T shares	(30,881)	(22,187)
Net realized gain on investments:
Class A shares	(84,049,250)	(85,842,166)
Class B shares	(3,018,416)	(3,084,346)
Class C shares	(9,418,136)	(9,524,532)
Class I shares	(12,107,340)	(7,739,859)
Class T shares	(341,224)	(332,667)
Total Dividends	(121,086,403)	(114,834,847)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	161,829,797	200,640,623
Class B shares	1,889,307	3,784,998
Class C shares	12,220,166	19,941,787
Class I shares	32,394,356	34,779,239
Class T shares	888,836	744,298

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Year Ended August 31,

	2007 [a]	2006

Capital Stock Transactions ($) (continued):
Dividends reinvested:
Class A shares	79,706,891	76,410,211
Class B shares	2,520,043	2,453,442
Class C shares	3,311,548	3,028,658
Class I shares	13,699,730	8,457,524
Class T shares	168,856	163,847
Cost of shares redeemed:
Class A shares	(385,311,933)	(364,882,283)
Class B shares	(6,049,834)	(5,332,602)
Class C shares	(19,705,732)	(27,289,203)
Class I shares	(48,580,825)	(38,287,078)
Class T shares	(1,433,725)	(752,408)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(152,452,519)	(86,138,947)
Total Increase (Decrease) in Net Assets	(174,083,317)	(48,902,649)

Net Assets ($):
Beginning of Period	836,008,358	884,911,007
End of Period	661,925,041	836,008,358
Undistributed investment income—net	9,312,641	11,656,586

18

	Year Ended August 31,

	2007 [a]	2006

Capital Share Transactions:
Class A [b]
Shares sold	7,932,025	9,958,372
Shares issued for dividends reinvested	4,104,428	4,099,409
Shares redeemed	(18,812,598)	(17,915,438)
Net Increase (Decrease) in Shares Outstanding	(6,776,145)	(3,857,657)

Class B [b]
Shares sold	95,278	193,232
Shares issued for dividends reinvested	132,245	133,426
Shares redeemed	(300,616)	(268,514)
Net Increase (Decrease) in Shares Outstanding	(73,093)	58,144

Class C
Shares sold	622,755	1,031,554
Shares issued for dividends reinvested	173,289	164,691
Shares redeemed	(976,117)	(1,369,858)
Net Increase (Decrease) in Shares Outstanding	(180,073)	(173,613)

Class I
Shares sold	1,580,757	1,717,355
Shares issued for dividends reinvested	705,444	453,730
Shares redeemed	(2,470,377)	(1,854,540)
Net Increase (Decrease) in Shares Outstanding	(184,176)	316,545

Class T
Shares sold	45,310	38,646
Shares issued for dividends reinvested	8,948	8,992
Shares redeemed	(73,252)	(39,177)
Net Increase (Decrease) in Shares Outstanding	(18,994)	8,461

[a]	Effective June 1, 2007, the fund redesignated Class R shares to Class I shares.
[b]	During the period ended August 31, 2007, 54,535 Class B shares representing $1,107,584, were automatically converted to 53,341 Class A shares and during the period ended August 31, 2006, 46,446 Class B shares representing $924,129 were automatically converted to 45,592 Class A shares.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,

Class A Shares	2007	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	20.91	20.27	17.10	14.10	13.29
Investment Operations:
Investment income—net [b]	.23	.25	.20	.18	.15
Net realized and unrealized
gain (loss) on investments	2.25	3.62	3.15	2.97	.83
Total from Investment Operations	2.48	3.87	3.35	3.15	.98
Distributions:
Dividends from investment income—net	(.33)	(.24)	(.18)	(.15)	(.17)
Dividends from net realized
gain on investments	(2.85)	(2.99)	—	—	—
Total Distributions	(3.18)	(3.23)	(.18)	(.15)	(.17)
Net asset value, end of period	20.21	20.91	20.27	17.10	14.10

Total Return (%) [c]	12.47	21.06	19.65	22.46	7.56

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.52	1.55	1.51	1.49	1.54
Ratio of net expenses
to average net assets	1.52	1.55	1.51	1.49	1.54
Ratio of net investment income
to average net assets	1.11	1.23	1.02	1.11	1.22
Portfolio Turnover Rate	61.70	48.74	43.05	49.82	42.86

Net Assets, end of period ($ x 1,000)	498,696	657,525	715,768	518,880	343,621

[a]	The fund commenced offering five classes of shares on November 15, 2002.The existing shares were redesignated
Class A shares.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
See notes to financial statements.

20

		Year Ended August 31,

Class B Shares	2007	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	20.46	19.92	16.86	14.00	12.24
Investment Operations:
Investment income—net [b]	.07	.09	.06	.09	.09
Net realized and unrealized
gain (loss) on investments	2.21	3.56	3.09	2.91	1.84
Total from Investment Operations	2.28	3.65	3.15	3.00	1.93
Distributions:
Dividends from investment income—net	(.17)	(.12)	(.09)	(.14)	(.17)
Dividends from net realized
gain on investments	(2.85)	(2.99)	—	—	—
Total Distributions	(3.02)	(3.11)	(.09)	(.14)	(.17)
Net asset value, end of period	19.72	20.46	19.92	16.86	14.00

Total Return (%) [c]	11.65	20.15	18.70	21.43	16.04[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.27	2.32	2.32	2.33	2.00[d]
Ratio of net expenses
to average net assets	2.27	2.32	2.32	2.33	2.00[d]
Ratio of net investment income
to average net assets	.35	.46	.30	.55	.70[d]
Portfolio Turnover Rate	61.70	48.74	43.05	49.82	42.86

Net Assets, end of period ($ x 1,000)	20,597	22,865	21,101	12,538	827

[a]	From November 15, 2002 (commencement of initial offering) to August 31, 2003
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
[d]	Not annualized.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,

Class C Shares	2007	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	20.52	19.97	16.90	14.04	12.24
Investment Operations:
Investment income—net [b]	.08	.10	.07	.12	.12
Net realized and unrealized
gain (loss) on investments	2.21	3.56	3.10	2.89	1.85
Total from Investment Operations	2.29	3.66	3.17	3.01	1.97
Distributions:
Dividends from investment income—net	(.17)	(.12)	(.10)	(.15)	(.17)
Dividends from net realized
gain on investments	(2.85)	(2.99)	—	—	—
Total Distributions	(3.02)	(3.11)	(.10)	(.15)	(.17)
Net asset value, end of period	19.79	20.52	19.97	16.90	14.04

Total Return (%) [c]	11.71	20.14	18.79	21.51	16.29[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.22	2.26	2.26	2.26	1.80[d]
Ratio of net expenses
to average net assets	2.22	2.26	2.26	2.26	1.80[d]
Ratio of net investment income
to average net assets	.40	.51	.35	.73	.89[d]
Portfolio Turnover Rate	61.70	48.74	43.05	49.82	42.86

Net Assets, end of period ($ x 1,000)	65,715	71,830	73,348	40,291	1,647

[a]	From November 15, 2002 (commencement of initial offering) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
[d]	Not annualized.
See notes to financial statements.

22

		Year Ended August 31,

Class I Shares	2007 [a]	2006	2005	2004	2003 [b]

Per Share Data ($):
Net asset value, beginning of period	20.96	20.33	17.13	14.12	12.24
Investment Operations:
Investment income—net [c]	.28	.32	.30	.31	.22
Net realized and unrealized
gain (loss) on investments	2.28	3.63	3.13	2.90	1.83
Total from Investment Operations	2.56	3.95	3.43	3.21	2.05
Distributions:
Dividends from investment income—net	(.40)	(.33)	(.23)	(.20)	(.17)
Dividends from net realized
gain on investments	(2.85)	(2.99)	—	—	—
Total Distributions	(3.25)	(3.32)	(.23)	(.20)	(.17)
Net asset value, end of period	20.27	20.96	20.33	17.13	14.12

Total Return (%)	12.91	21.45	20.11	22.86	16.95[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.15	1.21	1.13	1.16	.96[d]
Ratio of net expenses
to average net assets	1.15	1.21	1.13	1.16	.96[d]
Ratio of net investment income
to average net assets	1.36	1.58	1.56	1.82	1.73[d]
Portfolio Turnover Rate	61.70	48.74	43.05	49.82	42.86

Net Assets, end of period ($ x 1,000)	74,932	81,335	72,470	40,927	3,778

[a]	Effective June 1, 2007, the fund redesignated Class R shares to Class I shares.
[b]	From November 15, 2002 (commencement of initial offering) to August 31, 2003
[c]	Based on average shares outstanding at each month end.
[d]	Not annualized.
See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,

Class T Shares	2007	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	20.38	19.87	16.81	13.95	12.24
Investment Operations:
Investment income (loss)—net [b]	.13	.16	.13	.18	(.04)
Net realized and unrealized
gain (loss) on investments	2.18	3.54	3.09	2.87	1.92
Total from Investment Operations	2.31	3.70	3.22	3.05	1.88
Distributions:
Dividends from investment income—net	(.26)	(.20)	(.16)	(.19)	(.17)
Dividends from net realized
gain on investments	(2.85)	(2.99)	—	—	—
Total Distributions	(3.11)	(3.19)	(.16)	(.19)	(.17)
Net asset value, end of period	19.58	20.38	19.87	16.81	13.95

Total Return (%) [c]	11.90	20.54	19.18	21.95	15.54[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.01	1.96	1.92	1.81	1.92[d]
Ratio of net expenses
to average net assets	2.01	1.96	1.92	1.81	1.92[d]
Ratio of net investment income
(loss) to average net assets	.65	.83	.65	1.05	(.45)[d]
Portfolio Turnover Rate	61.70	48.74	43.05	49.82	42.86

Net Assets, end of period ($ x 1,000)	1,986	2,454	2,224	1,006	27

[a]	From November 15, 2002 (commencement of initial offering) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
[d]	Not annualized.
See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier International Value Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers twelve series, including the fund.The fund’s investment objective is long-term capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager was a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On July 1, 2007, Mellon Financial and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.

The fund’s Board of Directors approved the redesignation of the fund’s Class R shares as Class I shares, effective June 1, 2007.The description of the eligibility requirements for Class I shares remains the same as it was for Class R shares.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. The fund no longer offers Class B shares,except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC on Class C shares redeemed within one

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

year of purchase and Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifica tions. The fund’s maximum exposure under these arrangements unknown.The fund does not anticipate recognizing any loss related these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has

26

been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors,certain factors may be considered such as:fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measure-ments.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

28

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At August 31, 2007, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $41,937,888, undistributed capital gains $98,601,978 and unrealized appreciation $42,817,095.

The fund also has an accumulated capital loss carryover of $6,318,057 which can be utilized in subsequent years subject to an annual limitation due to the fund’s merger with Bear Stearns International Equity Portfolio. If not applied, the capital loss carryover expires in fiscal 2010. The accumulated capital loss carryover reflected above represents capital loss carryover from Bear Stearns International Equity Portfolio after limitations pursuant to Section 383 of the Code.

The tax characters of distributions paid to shareholders during the fiscal periods ended August 31, 2007 and August 31, 2006 were as follows: ordinary income $34,052,060 and $24,435,033 and long-term capital gains $87,034,343 and $90,399,814, respectively.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended August 31, 2007, as a result of permanent book to tax differences, primarily due to the tax treatment for passive foreign investment companies and foreign exchange gain and losses, the fund increased accumulated undistributed investment income-net by $1,066,469 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended August 31, 2007 was approximately $478,100 with a related weighted average annualized interest rate of 5.53% .

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended August 31, 2007, the Distributor retained $20,057 and $211 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $34,855 and $11,332 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the

30

value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2007, Class B, Class C and Class T shares were charged $168,528, $531,668 and $6,516, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2007, Class A, Class B, Class C and Class T shares were charged $1,615,660, $56,176, $177,222 and $6,516, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2007, the fund was charged $243,449 pursuant to the transfer agency agreement.

Effective July 1, 2007, the fund compensates The Bank of New York, an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. For the two months ended August 31, 2007, the fund was charged $116,622 pursuant to the custody agreement.

During the period ended August 31, 2007, the fund was charged $4,539 for services performed by the Chief Compliance Officer.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $614,036, Rule 12b-1 distribution plan fees $55,197, shareholder services plan fees $137,716, custody fees $235,803, chief compliance officer fees $2,009 and transfer agency per account fees $40,260.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) Pursuant to an exemptive order from the SEC, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities (excluding short-term securities and forward currency exchange contracts) during the period ended August 31, 2007, amounted to $494,466,483 and $747,219,654, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transac-tions.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.

32

The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at August 31, 2007:

	Foreign			Unrealized
Forward Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)

Purchase;
British Pound,
expiring 9/4/2007	55,324	111,511	111,605	94
Sales:		Proceeds ($)
British Pound,
expiring 9/4/2007	104,390	210,106	210,586	(480)
Japanese Yen, expiring
9/4/2007	16,612,983	143,351	143,425	(74)
Japanese Yen, expiring
9/4/2007	39,274,455	338,982	339,070	(88)
South African Rand,
expiring 9/4/2007	3,450,953	481,640	482,313	(673)
Total				(1,221)

At August 31, 2007, the cost of investments for federal income tax purposes was $638,142,366; accordingly, accumulated net unrealized appreciation on investments was $42,813,335, consisting of $67,888,653 gross unrealized appreciation and $25,075,318 gross unrealized depreciation.

NOTE 5—Subsequent Event:

A redemption fee of 2% will be assessed on redemptions (including exchanges) of fund shares purchased on or after December 1, 2007, and held for less than sixty days.

The Fund 33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Premier International Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier International Value Fund (one of the funds comprising Advantage Funds, Inc.) as of August 31,2007,and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier International Value Fund at August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 17, 2007

34

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries.Accordingly, the fund hereby makes the following designations regarding its fiscal year ended August 31, 2007:

—the total amount of taxes paid to foreign countries was $1,766,005

—the total amount of income sourced from foreign countries was $17,301,004.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2007 calendar year with form 1099-DIV which will be mailed by January 31, 2008.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $3,890,542 represents the maximum amount that may be considered qualified dividend income. Also, the fund designates $2.2768 per share as a long-term capital gain distribution and $.5729 per share as a short-term capital gain distribution paid on December 15, 2006.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on March 7 and 8, 2007, the Board unanimously approved the continuation of the fund’s Management Agreement with Dreyfus for a one-year term ending March 30, 2008. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Management Agreement, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’s representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’s representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’s research and portfolio management capabilities and Dreyfus’s oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance, management fee and expense ratio, placing significant emphasis

36

on comparative data supplied by Lipper, Inc., an independent provider of mutual fund data, including contractual and actual (net of fee waivers and expense reimbursements) management fees, operating expense components and total return performance.The fund’s performance was compared to that of a Performance Universe, consisting of all funds with the same Lipper classification/objective, and a Performance Group, consisting of comparable funds chosen by Lipper based on guidelines previously approved by the Board. Similarly, the fund’s contractual and actual management fee and operating expenses were compared to those of an Expense Universe, consisting of funds with the same or similar Lipper classification/objective, and an Expense Group, consisting of comparable funds chosen by Lipper based on guidelines previously approved by the Board.As part of its review of expenses, the Board also considered other fund expenses, such as transfer agent fees, custody fees, 12b-1 or non-12b-1 service fees (if any), and other non-management fees, as well as any waivers or reimbursements of fees and expenses.

In its review of performance, the Board noted that the fund’s average annual total return ranked in the third quintile of its Performance Group and ranked in the fifth quintile of its Performance Universe for the one-year period ended December 31, 2006.The fund ranked in the fourth quintile of its Performance Group and fifth quintile in its Performance Universe for the two- and three-year periods ended December 31, 2006. The Board noted the fund’s strong absolute performance and acknowledged that the fund’s relative performance suffered due to the fund’s emphasis on value stocks during a period in which the market favored growth stocks.

In its review of the fund’s management fee and operating expenses, the Board examined the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, noting, among other things, that the fund’s actual management fee ranked in the third quintile of its Expense Group and ranked in the fourth quintile of its Expense Universe. The fund’s total expense ratio ranked in the third quintile of its Expense Group and Expense Universe.

The Fund 37

INFORMATION ABOUT THE REVIEW AND APPROVAL OF

THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts managed by Dreyfus with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’s perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. Dreyfus’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of Dreyfus’s performance, and the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts managed by Dreyfus to evaluate the appropriateness and reasonableness of the fund’s management fees. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. Dreyfus’s representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been relatively static, the possibility that Dreyfus may have realized any economies of scale would

38

be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  The Board generally was satisfied with the fund’s performance.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, comparative performance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 39

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
• Ivory Investment Management, L.P., a registered investment advisor to three private funds, Senior Advisor
No. of Portfolios for which Board Member Serves: 163
———————
Peggy C. Davis (64)
Board Member (2006)
Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 65
———————
David P. Feldman (67)
Board Member (1996)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director
No. of Portfolios for which Board Member Serves: 49

40

James F. Henry (76)
Board Member (2006)
Principal Occupation During Past 5 Years:
• President,The International Institute for Conflict Prevention and Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation
(Retired 2003)
• Advisor to The Elaw Forum, a consultant on managing corporate legal costs
• Advisor to John Jay Homestead (the restored home of the first U.S. Chief Justice)
• Individual Trustee of several trusts
Other Board Memberships and Affiliations:
• Director, advisor and mediator involved in several non-profit organizations, primarily engaged in domestic and international dispute resolution, and historic preservation
No. of Portfolios for which Board Member Serves: 40
———————
Ehud Houminer (67)
Board Member (1993)
Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University
Other Board Memberships and Affiliations:
• Avnet Inc., an electronics distributor, Director
• International Advisory Board to the MBA Program School of
Management, Ben Gurion University, Chairman
No. of Portfolios for which Board Member Serves: 67
———————
Gloria Messinger (77)
Board Member (1993)
Principal Occupation During Past 5 Years:
• Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
• Consultant in Intellectual Property
Other Board Memberships and Affiliations:
• Theater for a New Audience, Inc., Director
• Brooklyn Philharmonic, Director
No. of Portfolios for which Board Member Serves: 40

The Fund 41

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Dr. Martin Peretz (68)
Board Member (2006)
Principal Occupation During Past 5 Years:
• Editor-in-Chief of The New Republic Magazine
• Lecturer in Social Studies at Harvard University (1965-2002)
• Director of TheStreet.com, a financial information service on the web
Other Board Memberships and Affiliations:
• American Council of Trustees and Alumni, Director
• Pershing Square Capital Management, Adviser
• Montefiore Ventures, General Partner
• Harvard Center for Blood Research,Trustee
• Bard College,Trustee
• Board of Overseers of YIVO Institute for Jewish Research, Chairman
No. of Portfolios for which Board Member Serves: 40
———————
Anne Wexler (77)
Board Member (1996)
Principal Occupation During Past 5 Years:
• Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs from January 1981 to present
Other Board Memberships and Affiliations:
• Wilshire Mutual Funds (5 funds), Director
• The Community Foundation for the National Capital Region, Director
• Member of the Council of Foreign Relations
• Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 49

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member

42

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 82 investment companies (comprised of 163 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice
President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 82 investment companies (comprised of 163 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

The Fund 43

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (83 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 79 investment companies (comprised of 176 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

44

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2007, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
21	Notes to Financial Statements
29	Report of Independent Registered
Public Accounting Firm
30	Important Tax Information
31	Information About the Review and Approval
of the Fund’s Management Agreement
35	Board Members Information
38	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Premier
Select Midcap
Growth Fund

The	Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Select Midcap Growth Fund, covering the 12-month period from September 1, 2006, through August 31, 2007.

An intensifying credit crisis later in the reporting period produced heightened volatility in most financial markets.As credit concerns spread from the sub-prime mortgage sector of the bond market to other areas of the financial markets, investors’ appetite for risk shifted from ample to cautious. While this change led to declines across most capitalization ranges of the U.S. stock market, gains achieved earlier in the reporting period still enabled most equity indices to post substantial results for the reporting period overall.

In our analysis, the downside risks to the U.S. economy have increased, with the housing recession and consumer slowdown likely to be more intense than previously expected. Many investors were encouraged by the Federal Reserve Board’s decision in August to lower the discount rate and even more so by its decision to lower the federal funds rate 50 basis points at its September meeting.We believe that these monetary policy changes will help to stabilize short-term market volatility and allow for the current economic cycle to moderate gradually.With that said, we also feel that these factors are likely to continue to produce opportunities for some market sectors and challenges for others, which is why we encourage you to talk with your financial advisor to help ensure that your portfolio remains aligned with your current financial needs and future investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2006, through August 31, 2007, as provided by Fred Kuehndorf, Portfolio Manager

Fund and Market Performance Overview

Stocks were driven higher during the first half of the reporting period by robust corporate earnings and heightened mergers-and-acquisitions activity. However, the market’s advance stalled late in the second half, when turmoil in the sub-prime mortgage market spread to other areas of the financial markets.Midcap stocks generally outperformed smaller- and larger-cap stocks in this environment.The fund’s returns were generally in line with its benchmark, primarily due to strong stock selections in the industrials, telecommunications, consumer staples and financials sectors.

For the 12-month period ended August 31, 2007, Dreyfus Premier Select Midcap Growth Fund produced total returns of 19.42% for Class A shares, 18.53% for Class B shares, 18.56% for Class C shares, 19.78% for Class I shares and 19.10% for Class T shares.1 In comparison, the fund’s benchmark, the Russell Midcap Growth Index (the “Index”), provided a 19.31% total return for the same period.2

The Fund’s Investment Approach

The fund seeks capital appreciation by investing at least 80% of its assets in the stocks of companies with market capitalizations within the range of the Index at the time of purchase.When choosing stocks, we focus on individual stock selection, searching for growth companies whose fundamental strengths suggest the potential for superior earnings growth. Characteristics we look for include solid market positions, reasonable financial strength, a history of consistent earnings growth and above-average profitability.We may sell a stock if the company’s earnings are no longer growing, it no longer possesses the characteristics that caused its purchase, its valuation reaches or exceeds fair value, or it has become an overweighted portfolio position.

Sub-Prime Turmoil Produced a Shift in Market Leadership

Stocks continued to advance for much of the reporting period on the strength of moderate economic growth, stable short-term interest rates

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

and rising corporate earnings.As they had for some time, investors early in the reporting period continued to maintain an ample appetite for risk, leading them to favor smaller, lower-quality companies. However, the market environment began to change in June, when credit and liquidity concerns in the bond market’s sub-prime mortgage sector spread to other areas of the financial markets. Investors grew increasingly worried in July and August that intensifying weakness in housing markets might produce a drag on the U.S. economy, effectively curtailing their appetite for risk. In the ensuing market turbulence, investors engaged in a “flight to quality” in which larger companies returned to favor.

Strong Security Selections Bolstered the Fund’s Performance

For the reporting period overall, midcap growth stocks produced higher returns than other market capitalization and investment style categories. The fund participated fully in these gains, achieving particularly strong results in the industrials sector, where aircraft parts supplier Precision Castparts and avionics producer Rockwell Collins benefited from robust spending on military and commercial aircraft. Titanium producer Allegheny Technologies also saw robust demand from aircraft manufacturers. Medical waste management company Stericycle boosted returns in the industrial sector by capturing U.S. market share, growing its international presence and successfully integrating recent acquisitions.

The fund’s sole telecommunications holding during the reporting period, NII Holdings, gained value due to wireless subscriber growth in its Latin American markets. In the consumer staples area, the recent purchase of battery maker Energizer Holdings has already contributed positively to the fund’s performance. Finally, while the financials sector was hit relatively hard by the sub-prime mortgage crisis, the fund’s financial holdings fared relatively well. Futures exchanges CBOT Holdings and IntercontinentalExchange benefited from rising trading volumes, and none of the fund’s holdings had direct exposure to the troubled sub-prime mortgage market during the reporting period.

Disappointments during the reporting period proved to be relatively mild. In the health care area, hospital operator Universal Health Services and contract research organization Pharmaceutical Product Development

4

announced earnings shortfalls, leading us to sell the fund’s positions.We also sold shares of specialty metals producer Carpenter Technology when financial results were hurt by rising raw materials costs.

Seeking Opportunities, One Company at a Time

As of the reporting period’s end, we have continued to seek investment opportunities among midcap companies.Although we are aware of the risk that soft housing markets may constrain consumer spending, we have been encouraged by recent strength in the technology sector and better-than-expected earnings from a number of large-cap companies.

In addition, we believe that recent market turmoil has made selectivity a more important ingredient for successful equity investing. In our judgment, our bottom up investment approach is particularly well suited to market environments in which investors pay closer attention to the fundamental strengths and weaknesses of individual companies.

September 17, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through August 31, 2008, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
A significant portion of the fund’s performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance. Currently, the fund is relatively small in asset size. IPOs tend to have a reduced effect on performance as a fund’s asset base grows.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell Midcap Growth Index is a widely accepted, unmanaged index of medium-cap stock market performance and measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.The Index does not take into account fees and expenses to which the fund is subject.

The Fund 5

† Source: Lipper Inc.

Past performance is not predictive of future performance.

A significant portion of the fund’s performance is attributable to positive returns from its initial public offering (IPO) investments.There can be no guarantee that IPOs will have or continue to have a positive effect on the fund’s performance. Currently, the fund is relatively small in asset size. IPOs tend to have a reduced effect on performance as a fund’s asset base grows.

The above graph compares a $10,000 investment made in Class A, Class B, Class C, Class I and Class T shares of Dreyfus Premier Select Midcap Growth Fund on 3/31/03 (inception date) to a $10,000 investment made in the Russell Midcap Growth Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested. The fund’s performance shown in the line graph takes into account the maximum initial sales charges on Class A and Class T shares, the applicable contingent deferred sales charge on Class B shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged index of medium-cap stock market performance and measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/07

	Inception		From
	Date	1 Year	Inception

Class A shares
with maximum sales charge (5.75%)	3/31/03	12.56%	16.68%
without sales charge	3/31/03	19.42%	18.25%
Class B shares
with applicable redemption charge †	3/31/03	14.53%	17.07%
without redemption	3/31/03	18.53%	17.34%
Class C shares
with applicable redemption charge ††	3/31/03	17.56%	17.39%
without redemption	3/31/03	18.56%	17.39%
Class I shares	3/31/03	19.78%	18.59%
Class T shares
with applicable sales charge (4.5%)	3/31/03	13.77%	16.75%
without sales charge	3/31/03	19.10%	17.98%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Select Midcap Growth Fund from March 1, 2007 to August 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2007
	Class A	Class B	Class C	Class I	Class T

Expenses paid per $1,000 †	$ 7.83	$ 11.72	$ 11.72	$ 6.53	$ 9.13
Ending value (after expenses)	$1,071.50	$1,066.90	$1,067.30	$1,073.10	$1,069.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2007
	Class A	Class B	Class C	Class I	Class T

Expenses paid per $1,000 †	$ 7.63	$ 11.42	$ 11.42	$ 6.36	$ 8.89
Ending value (after expenses)	$1,017.64	$1,013.86	$1,013.86	$1,018.90	$1,016.38

† Expenses are equal to the fund’s annualized expense ratio of 1.50% for Class A, 2.25% for Class B, 2.25% for Class C, 1.25% for Class I and 1.75% for Class T multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

August 31, 2007

Common Stocks—98.4%	Shares	Value ($)

Consumer Discretionary—8.7%
Burger King Holdings	5,495	130,286
Coach	4,070 [a]	181,237
Starbucks	3,605 [a]	99,318
Tim Hortons	4,285 [b]	141,876
		552,717
Consumer Staples—2.2%
Energizer Holdings	1,340 [a]	141,946
Energy—12.1%
Cameron International	2,360 [a]	192,977
Core Laboratories	1,145 [a]	128,355
Oceaneering International	1,970 [a]	132,305
Smith International	2,785	186,623
Superior Energy Services	3,375 [a]	131,018
		771,278
Financial—14.3%
Affiliated Managers Group	1,190 [a]	134,768
CB Richard Ellis Group, Cl. A	3,580 [a]	105,682
CME Group	310	171,988
IntercontinentalExchange	1,120 [a]	163,374
SEI Investments	5,465	138,647
T. Rowe Price Group	3,780	193,990
		908,449
Health Care—12.2%
Coventry Health Care	2,300 [a]	131,951
Gilead Sciences	3,525 [a]	128,204
IDEXX Laboratories	1,540 [a]	172,095
Manor Care	1,030 [b]	65,807
Patterson Cos.	3,680 [a]	135,350
VCA Antech	3,525 [a]	144,137
		777,544
Industrial—15.0%
C.H. Robinson Worldwide	2,740	134,370
Goodrich	1,550	97,898
Oshkosh Truck	2,670	154,566

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Industrial (continued)
Precision Castparts	1,665	216,966
Rockwell Collins	2,440	168,043
Stericycle	3,610 [a]	180,139
		951,982
Information Technology—24.1%
Amdocs	3,365 [a]	118,784
Amphenol, Cl. A	5,580	201,494
Cadence Design Systems	6,360 [a]	138,139
Cognizant Technology Solutions, Cl. A	2,015 [a]	148,123
Dolby Laboratories, Cl. A	3,675 [a]	133,880
FactSet Research Systems	2,175	130,348
Harris	3,105	188,877
MEMC Electronic Materials	2,740 [a]	168,291
Satyam Computer Services, ADR	5,890	150,077
Trimble Navigation	4,215 [a]	148,832
		1,526,845
Materials—2.3%
Allegheny Technologies	1,465	145,606
Semiconductors—2.2%
Varian Semiconductor Equipment Associates	2,565 [a]	142,691
Telecommunication Services—3.1%
NII Holdings	2,495 [a]	197,554
Utilities—2.2%
Questar	2,795	139,666
Total Common Stocks
(cost $5,064,147)		6,256,278

Other Investment—2.7%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $172,000)	172,000 [c]	172,000

10

Investment of Cash Collateral
for Securities Loaned—2.3%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $143,979)	143,979 [c]	143,979

Total Investments (cost $5,380,126)	103.4%	6,572,257
Liabilities, Less Cash and Receivables	(3.4%)	(215,067)
Net Assets	100.0%	6,357,190

ADR—American Depository Receipts a Non-income producing security. b All or a portion of these securities are on loan. At August 31, 2007, the total market value of the fund’s securities on loan is $140,480 and the total market value of the collateral held by the fund is $143,979. c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Information Technology	24.1	Telecommunication Services	3.1
Industrial	15.0	Materials	2.3
Financial	14.3	Semiconductors	2.2
Health Care	12.2	Consumer Staples	2.2
Energy	12.1	Utilities	2.2
Consumer Discretionary	8.7
Money Market Investments	5.0		103.4

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2007

				Cost	Value

Assets ($):
Investments in securities—See Statement of Investments
(including securities on loan valued at $140,480)—Note 1(b):
Unaffiliated issuers				5,064,147	6,256,278
Affiliated issuers				315,979	315,979
Receivable for shares of Common Stock subscribed					39,560
Receivable for investment securities sold					27,629
Dividends and interest receivable					3,826
Prepaid expenses					22,731
Due from The Dreyfus Corporation and affiliates—Note 3(c)					78
					6,666,081

Liabilities ($):
Cash overdraft due to Custodian					6,978
Liability for securities on loan—Note 1(b)					143,979
Payable for investment securities purchased					119,229
Payable for shares of Common Stock redeemed					1
Interest payable—Note 2					66
Accrued expenses					38,638
					308,891

Net Assets ($)					6,357,190

Composition of Net Assets ($):
Paid-in capital					4,919,709
Accumulated net realized gain (loss) on investments					245,350
Accumulated net unrealized appreciation
(depreciation) on investments					1,192,131

Net Assets ($)					6,357,190

Net Asset Value Per Share
	Class A	Class B	Class C	Class I	Class T

Net Assets ($)	2,687,449	605,743	1,418,035	1,604,254	41,709
Shares Outstanding	124,577	29,217	68,254	73,297	1,956

Net Asset Value
Per Share ($)	21.57	20.73	20.78	21.89	21.32

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Year Ended August 31, 2007

Investment Income ($):
Income:
Cash dividends (net of $88 foreign taxes withheld at source):
Unaffiliated issuers	22,195
Affiliated issuers	8,352
Income from securities lending	68
Total Income	30,615
Expenses:
Management fee—Note 3(a)	32,048
Registration fees	63,419
Auditing fees	31,656
Shareholder servicing costs—Note 3(c)	17,699
Distribution fees—Note 3(b)	14,118
Prospectus and shareholders’ reports	13,440
Custodian fees—Note 3(c)	9,264
Directors’ fees and expenses—Note 3(d)	436
Legal fees	95
Interest expense—Note 2	66
Loan commitment fees—Note 2	14
Miscellaneous	17,155
Total Expenses	199,410
Less—expense reimbursement from
The Dreyfus Corporation due to undertaking—Note 3(a)	(121,271)
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(568)
Net Expenses	77,571
Investment (Loss)—Net	(46,956)

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	423,947
Net unrealized appreciation (depreciation) on investments	290,284
Net Realized and Unrealized Gain (Loss) on Investments	714,231
Net Increase in Net Assets Resulting from Operations	667,275

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2007 [a]	2006

Operations ($):
Investment (loss)—net	(46,956)	(42,313)
Net realized gain (loss) on investments	423,947	346,157
Net unrealized appreciation
(depreciation) on investments	290,284	82,782
Net Increase (Decrease) in Net Assets
Resulting from Operations	667,275	386,626

Dividends to Shareholders from ($):
Net realized gain on investments:
Class A shares	(190,889)	(36,059)
Class B shares	(98,866)	(31,413)
Class C shares	(135,067)	(32,656)
Class I shares	(16,285)	(11,685)
Class T shares	(4,141)	(12,090)
Total Dividends	(445,248)	(123,903)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	2,408,796	1,020,351
Class B shares	244,195	168,892
Class C shares	727,049	341,837
Class I shares	1,509,265	104,629
Class T shares	15,407	11,371
Dividends reinvested:
Class A shares	171,064	34,929
Class B shares	89,082	27,823
Class C shares	109,895	30,893
Class I shares	16,285	11,685
Class T shares	1,670	11,531
Cost of shares redeemed:
Class A shares	(1,284,672)	(668,822)
Class B shares	(476,467)	(429,924)
Class C shares	(367,024)	(420,029)
Class I shares	(234,122)	(195,038)
Class T shares	(176,562)	(207,530)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	2,753,861	(157,402)
Total Increase (Decrease) in Net Assets	2,975,888	105,321

Net Assets ($):
Beginning of Period	3,381,302	3,275,981
End of Period	6,357,190	3,381,302

14

	Year Ended August 31,

	2007 [a]	2006

Capital Share Transactions:
Class A [b]
Shares sold	116,369	48,765
Shares issued for dividends reinvested	8,728	1,761
Shares redeemed	(61,678)	(31,455)
Net Increase (Decrease) in Shares Outstanding	63,419	19,071

Class B [b]
Shares sold	11,890	8,070
Shares issued for dividends reinvested	4,701	1,434
Shares redeemed	(23,574)	(20,925)
Net Increase (Decrease) in Shares Outstanding	(6,983)	(11,421)

Class C
Shares sold	35,902	16,800
Shares issued for dividends reinvested	5,790	1,589
Shares redeemed	(17,864)	(20,365)
Net Increase (Decrease) in Shares Outstanding	23,828	(1,976)

Class I
Shares sold	69,934	4,867
Shares issued for dividends reinvested	820	584
Shares redeemed	(10,720)	(9,045)
Net Increase (Decrease) in Shares Outstanding	60,034	(3,594)

Class T
Shares sold	717	541
Shares issued for dividends reinvested	86	584
Shares redeemed	(8,186)	(9,799)
Net Increase (Decrease) in Shares Outstanding	(7,383)	(8,674)

a Effective June 1, 2007, the fund redesignated Class R shares to Class I shares.
b During the period ended August 31, 2007, 6,923 Class B shares representing $136,134, were automatically converted to 6,680 Class A shares and during the period ended August 31, 2006, 3,625 Class B shares representing $74,443 were automatically converted to 3,543 Class A shares.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,

Class A Shares	2007	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	20.83	19.36	16.01	15.19	12.50
Investment Operations:
Investment (loss)—net [b]	(.16)	(.16)	(.20)	(.18)	(.08)
Net realized and unrealized
gain (loss) on investments	3.90	2.31	3.90	1.00	2.77
Total from Investment Operations	3.74	2.15	3.70	.82	2.69
Distributions:
Dividends from net realized
gain on investments	(3.00)	(.68)	(.35)	—	—
Net asset value, end of period	21.57	20.83	19.36	16.01	15.19

Total Return (%) [c]	19.42	11.29	23.23	5.33	21.60[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	4.30	4.21	4.54	7.15	6.39[d]
Ratio of net expenses
to average net assets	1.50	1.50	1.54	1.50	.64[d]
Ratio of net investment (loss)
to average net assets	(.77)	(.78)	(1.10)	(1.10)	(.53)[d]
Portfolio Turnover Rate	70.50	64.92	45.08	97.27	39.58[d]

Net Assets, end of period ($ x 1,000)	2,687	1,274	815	465	463

[a]	From March 31, 2003 (commencement of operations) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
[d]	Not annualized.
See notes to financial statements.

16

		Year Ended August 31,

Class B Shares	2007	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	20.26	18.98	15.84	15.15	12.50
Investment Operations:
Investment (loss)—net [b]	(.32)	(.31)	(.33)	(.30)	(.13)
Net realized and unrealized
gain (loss) on investments	3.79	2.27	3.82	.99	2.78
Total from Investment Operations	3.47	1.96	3.49	.69	2.65
Distributions:
Dividends from net realized
gain on investments	(3.00)	(.68)	(.35)	—	—
Net asset value, end of period	20.73	20.26	18.98	15.84	15.15

Total Return (%) [c]	18.53	10.43	22.21	4.56	21.20[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	5.22	4.95	5.26	7.96	5.98[d]
Ratio of net expenses
to average net assets	2.25	2.25	2.27	2.25	.95[d]
Ratio of net investment (loss)
to average net assets	(1.58)	(1.56)	(1.83)	(1.85)	(.83)[d]
Portfolio Turnover Rate	70.50	64.92	45.08	97.27	39.58[d]

Net Assets, end of period ($ x 1,000)	606	734	904	789	818

[a]	From March 31, 2003 (commencement of operations) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
[d]	Not annualized.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,

Class C Shares	2007	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	20.30	19.01	15.82	15.15	12.50
Investment Operations:
Investment (loss)—net [b]	(.32)	(.31)	(.31)	(.30)	(.12)
Net realized and unrealized
gain (loss) on investments	3.80	2.28	3.85	.97	2.77
Total from Investment Operations	3.48	1.97	3.54	.67	2.65
Distributions:
Dividends from net realized
gain on investments	(3.00)	(.68)	(.35)	—	—
Net asset value, end of period	20.78	20.30	19.01	15.82	15.15

Total Return (%) [c]	18.56	10.47	22.55	4.42	21.20[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	5.11	4.90	5.19	7.66	7.49[d]
Ratio of net expenses
to average net assets	2.25	2.25	2.22	2.25	.95[d]
Ratio of net investment (loss)
to average net assets	(1.55)	(1.55)	(1.78)	(1.86)	(.84)[d]
Portfolio Turnover Rate	70.50	64.92	45.08	97.27	39.58[d]

Net Assets, end of period ($ x 1,000)	1,418	902	882	456	290

[a]	From March 31, 2003 (commencement of operations) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
[d]	Not annualized.
See notes to financial statements.

18

		Year Ended August 31,

Class I Shares	2007 [a]	2006	2005	2004	2003 [b]

Per Share Data ($):
Net asset value, beginning of period	21.04	19.49	16.06	15.21	12.50
Investment Operations:
Investment (loss)—net [c]	(.09)	(.12)	(.14)	(.14)	(.06)
Net realized and unrealized
gain (loss) on investments	3.94	2.35	3.92	.99	2.77
Total from Investment Operations	3.85	2.23	3.78	.85	2.71
Distributions:
Dividends from net realized
gain on investments	(3.00)	(.68)	(.35)	—	—
Net asset value, end of period	21.89	21.04	19.49	16.06	15.21

Total Return (%)	19.78	11.57	23.73	5.52	21.76[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	3.88	3.81	4.16	6.81	7.10[d]
Ratio of net expenses
to average net assets	1.25	1.25	1.20	1.25	.53[d]
Ratio of net investment (loss)
to average net assets	(.46)	(.57)	(.76)	(.85)	(.42)[d]
Portfolio Turnover Rate	70.50	64.92	45.08	97.27	39.58[d]

Net Assets, end of period ($ x 1,000)	1,604	279	329	265	243

[a]	Effective June 1, 2007, the fund redesignated Class R to Class I shares.
[b]	From March 31, 2003 (commencement of operations) to August 31, 2003.
[c]	Based on average shares outstanding at each month end.
[d]	Not annualized.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,

Class T Shares	2007	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	20.67	19.25	15.95	15.18	12.50
Investment Operations:
Investment (loss)—net [b]	(.22)	(.22)	(.23)	(.22)	(.09)
Net realized and unrealized
gain (loss) on investments	3.87	2.32	3.88	.99	2.77
Total from Investment Operations	3.65	2.10	3.65	.77	2.68
Distributions:
Dividends from net realized
gain on investments	(3.00)	(.68)	(.35)	—	—
Net asset value, end of period	21.32	20.67	19.25	15.95	15.18

Total Return (%) [c]	19.10	11.03	23.07	5.00	21.52[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	5.08	4.32	4.67	7.31	7.32[d]
Ratio of net expenses
to average net assets	1.75	1.75	1.71	1.75	.74[d]
Ratio of net investment (loss)
to average net assets	(1.13)	(1.09)	(1.27)	(1.36)	(.63)[d]
Portfolio Turnover Rate	70.50	64.92	45.08	97.27	39.58[d]

Net Assets, end of period ($ x 1,000)	42	193	347	260	243

[a]	From March 31, 2003 (commencement of operations) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
[d]	Not annualized.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Select Midcap Growth Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering twelve series, including the fund. The fund’s investment objective is capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager was a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On July 1, 2007, Mellon Financial and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.

The fund’s Board of Directors approved the redesignation of the fund’s Class R shares as Class I shares, effective June 1, 2007.The description of the eligibility requirements for Class I shares remains the same as it was for Class R shares.

MBSC Securities Corporation (the “Distributor”) a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

redeemed within one year of purchase and Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (including options) are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-ended investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily avail-

22

able, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measure-ments.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the portfolio may lend securities to qualified institutions. It is the Fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The portfolio is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

24

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At August 31, 2007, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $247,572 and unrealized appreciation $1,189,909.

The tax characters of distributions paid to shareholders during the fiscal periods ended August 31, 2007 and August 31, 2006 were as follows: ordinary income $30,282 and $0 and long-term capital gains $414,966 and $123,903, respectively.

During the period ended August 31, 2007, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, the fund increased accumulated undistributed investment income-net by $46,956, decreased accumulated net realized gain (loss) on invest-

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

ments by $36,128 and decreased paid-in capital by $10,828. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended August 31,2007 was approximately $1,200 with a related weighted average annualized interest rate of 5.75% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Manager has undertaken from September 1, 2006 through August 31, 2008 that, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Rule 12b-1 distribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 1.25% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The expense reimbursement, pursuant to the undertaking, amounted to $121,271 during the period ended August 31, 2007.

During the period ended August 31, 2007, the Distributor retained $3,071 and $39 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $1,232 and $1,044 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the

26

Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares, and .25% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2007, Class B, Class C and Class T shares were charged $5,203, $8,771 and $144, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2007, Class A, Class B, Class C and Class T shares were charged $5,156, $1,734, $2,924 and $144, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2007, the fund was charged $3,918 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2007, the fund was charged $9,264 pursuant to the custody agreement.

During the period ended August 31, 2007, the fund was charged $4,539 for services performed by the Chief Compliance Officer.

The components of “Due from The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $3,798, Rule 12b-1 distribution plan fees $1,280, shareholder services

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

plan fees $1,015,custody fees $2,822,chief compliance officer fees $2,009 and transfer agency per account fees $280, which are offset against an expense reimbursement currently in effect in the amount of $11,282.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2007, amounted to $5,083,619 and $2,898,301, respectively.

At August 31, 2007, the cost of investments for federal income tax purposes was $5,382,348; accordingly, accumulated net unrealized appreciation on investments was $1,189,909, consisting of $1,222,495 gross unrealized appreciation and $32,586 gross unrealized depreciation.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Premier Select Midcap Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Select Midcap Growth Fund (one of the funds comprising Advantage Funds, Inc.) as of August 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Select Midcap Growth Fund at August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 17, 2007

The Fund 29

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates $2.6650 per share as a long-term capital gain distribution and $.3380 per share as a short-term capital gain distribution of the $3.0030 per share paid on December 11, 2006.Also the fund hereby designates 59.00% of the ordinary dividends paid during the fiscal year ended August 31, 2007 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $19,271 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2008 of the percentage applicable to the preparation of their 2007 income tax returns.

30

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on March 7 and 8, 2007, the Board unanimously approved the continuation of the fund’s Management Agreement with Dreyfus for a one-year term ending March 30, 2008. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Management Agreement, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’s representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’s representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’s research and portfolio management capabilities and Dreyfus’s oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance, management fee and expense ratio, placing significant emphasis on comparative data supplied by Lipper, Inc., an independent provider

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

of mutual fund data, including contractual and actual (net of fee waivers and expense reimbursements) management fees, operating expense components and total return performance.The fund’s performance was compared to that of a Performance Universe, consisting of all funds with the same Lipper classification/objective, and a Performance Group, consisting of comparable funds chosen by Lipper based on guidelines previously approved by the Board. Similarly, the fund’s contractual and actual management fee and operating expenses were compared to those of an Expense Universe, consisting of funds with the same or similar Lipper classification/objective, and an Expense Group, consisting of comparable funds chosen by Lipper based on guidelines previously approved by the Board.As part of its review of expenses, the Board also considered other fund expenses, such as transfer agent fees, custody fees, 12b-1 or non-12b-1 service fees (if any), and other non-management fees, as well as any waivers or reimbursements of fees and expenses.

In its review of performance, the Board noted that the fund’s average annual total return was ranked in the second quintile of its Performance Group and its Performance Universe for the one- and two-year periods ended December 31, 2006.

In its review of the fund’s management fee and operating expenses, the Board examined the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, noting, among other things, that the fund’s actual management fee ranked in the first quintile of its Expense Group and Expense Universe.The fund’s total expense ratio ranked in the fifth quintile of its Expense Group and the fourth quintile of its Expense Universe (the first quintile represents funds with the lowest fees).

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts managed by Dreyfus with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’s perspective, as

32

applicable, in providing services to the Similar Accounts as compared to the fund. Dreyfus’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of Dreyfus’s performance, and the services provided.The Board members considered the relevance of the fee information provided for the Similar Accounts managed by Dreyfus to evaluate the appropriateness and reasonableness of the fund’s management fees.The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. Dreyfus’s representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets, and the fund remains small. It also was noted that Dreyfus did not realize a profit on the fund’s operations. The Board also noted the fee waiver and expense reimbursement arrangements in place for the fund and its effect on Dreyfus’s profitability.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  The Board generally was satisfied with the fund’s performance.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, comparative performance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the manage- ment of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

34

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
• Ivory Investment Management, L.P., a registered investment advisor to three private funds, Senior Advisor

No. of Portfolios for which Board Member Serves: 163

Peggy C. Davis (64)
Board Member (2006)

Principal Occupation During Past 5 Years:
• Shad Professor of Law, New York University School of Law (1983-present)
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

No. of Portfolios for which Board Member Serves: 65

David P. Feldman (67)
Board Member (1996)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director

No. of Portfolios for which Board Member Serves: 49

The Fund 35

BOARD MEMBERS INFORMATION (Unaudited) (continued)

James F. Henry (76)
Board Member (2006)

Principal Occupation During Past 5 Years:
• President,The International Institute for Conflict Prevention and Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation
(Retired 2003)
• Advisor to The Elaw Forum, a consultant on managing corporate legal costs
• Advisor to John Jay Homestead (the restored home of the first U.S. Chief Justice)
• Individual Trustee of several trusts
Other Board Memberships and Affiliations:
• Director, advisor and mediator involved in several non-profit organizations, primarily engaged in domestic and international dispute resolution, and historic preservation

No. of Portfolios for which Board Member Serves: 40

Ehud Houminer (67)
Board Member (1993)

Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University
Other Board Memberships and Affiliations:
• Avnet Inc., an electronics distributor, Director
• International Advisory Board to the MBA Program School of
Management, Ben Gurion University, Chairman

No. of Portfolios for which Board Member Serves: 67

Gloria Messinger (77)
Board Member (1993)

Principal Occupation During Past 5 Years:
• Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc
• Consultant in Intellectual Property
Other Board Memberships and Affiliations:
• Theater for a New Audience, Inc., Director
• Brooklyn Philharmonic, Director

No. of Portfolios for which Board Member Serves: 40

36

Dr. Martin Peretz (68)
Board Member (2006)

Principal Occupation During Past 5 Years:
• Editor-in-Chief of The New Republic Magazine
• Lecturer in Social Studies at Harvard University (1965-2002)
• Director of TheStreet.com, a financial information service on the web
Other Board Memberships and Affiliations:
• American Council of Trustees and Alumni, Director
• Pershing Square Capital Management, Adviser
• Montefiore Ventures, General Partner
• Harvard Center for Blood Research,Trustee
• Bard College,Trustee
• Board of Overseers of YIVO Institute for Jewish Research, Chairman

No. of Portfolios for which Board Member Serves: 40

Anne Wexler (77)
Board Member (1996)

Principal Occupation During Past 5 Years:
• Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs from January 1981 to present
Other Board Memberships and Affiliations:
• Wilshire Mutual Funds (5 funds), Director
• The Community Foundation for the National Capital Region, Director
• Member of the Council of Foreign Relations
• Member of the National Park Foundation

No. of Portfolios for which Board Member Serves: 49

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member

The Fund 37

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 82 investment companies (comprised of 163 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice
President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 82 investment companies (comprised of 163 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

38

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (83 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 79 investment companies (comprised of 176 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

The Fund 39

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
24	Notes to Financial Statements
32	Report of Independent Registered
Public Accounting Firm
33	Important Tax Information
34	Information About the Review and Approval
of the Fund’s Management Agreement
38	Board Members Information
41	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier
Structured Midcap Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Structured Midcap Fund, covering the 12-month period from September 1, 2006, through August 31, 2007.

An intensifying credit crisis later in the reporting period produced heightened volatility in most financial markets. As credit concerns spread from the sub-prime mortgage sector of the bond market to other areas of the financial markets, investors’ appetite for risk shifted from ample to cautious.While this change led to declines across most capitalization ranges of the U.S. stock market, gains achieved earlier in the reporting period still enabled most equity indices to post substantial results for the reporting period overall.

In our analysis, the downside risks to the U.S. economy have increased, with the housing recession and consumer slowdown likely to be more intense than previously expected. Many investors were encouraged by the Federal Reserve Board’s decision in August to lower the discount rate and even more so by its decision to lower the federal funds rate 50 basis points at its September meeting.We believe that these monetary policy changes will help to stabilize short-term market volatility and allow for the current economic cycle to moderate gradually.With that said, we also feel that these factors are likely to continue to produce opportunities for some market sectors and challenges for others, which is why we encourage you to talk with your financial advisor to help ensure that your portfolio remains aligned with your current financial needs and future investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Thomas F. Eggers
Chief Executive Officer
The Dreyfus Corporation
September 17, 2007

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2006, through August 31, 2007, as provided by Michael F. Dunn of Franklin Portfolio Associates, Portfolio Manager

Fund and Market Performance Overview

Midcap stocks produced competitive returns during much of the reporting period, as investors once again began to focus on the fundamental strengths and weaknesses of individual stocks.The fund’s return fell short of its benchmark, primarily due to disappointments among a number of individual holdings late in the reporting period.

For the 12-month period ended August 31, 2007, Dreyfus Premier Structured Midcap Fund produced total returns of 15.76% for Class A shares, 14.91% for Class B shares, 14.91% for Class C shares, 15.99% for Class I shares and 15.55% for Class T shares.1 In comparison, the fund’s benchmark, the Standard & Poor’s MidCap 400 Index (“S&P 400 Index”), produced a total return of 16.48% for the same period.2

On a separate note, effective July 18, 2007, investment decisions for the fund are made by a team consisting of current portfolio manager Michael F. Dunn and also including Oliver Buckley and Patrick Slattery, all of Franklin Portfolio Associates.

The Fund’s Investment Approach

The fund seeks long-term capital growth.To pursue this goal, the fund invests at least 80% of its assets in the stocks of companies included in the S&P 400 Index or the Russell Midcap Index at the time of purchase. The fund’s stock investments may include common stocks, preferred stocks and convertible securities of U.S. and foreign issuers.We construct the portfolio through a “bottom-up” structured approach focusing on stock selection as opposed to making proactive decisions as to industry sector exposure. The approach seeks to identify undervalued securities through a proprietary quantitative screening process to rank stocks based on fundamental momentum, relative value, long-term growth and additional factors, such as technical factors.We attempt to maintain a neutral exposure to industry groups relative to the S&P 400 Index.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Bouts of Volatility Led to Mixed Results

Midcap stocks fared relatively well during the reporting period, producing higher returns, on average, than their large- and small-cap counterparts. Market performance was particularly strong over the first half of the reporting period, when growing corporate earnings, robust mergers-and-acquisitions activity and stable interest rates more than offset the effects of a moderate economic slowdown led by softening housing markets. Investors maintained an ample appetite for risk in this environment, leading them to favor smaller companies over larger ones.

Market conditions changed dramatically over the reporting period’s second half. In late February, markets reacted negatively to reports of a greater-than-expected number of delinquencies and defaults among homeowners with sub-prime mortgages. By July, weakness in the sub-prime lending sector had spread to other areas of the economy and financial markets, causing investors to reassess their attitudes toward risk. Investors sold riskier assets, including stocks and bonds in the more credit-sensitive fixed-income sectors.This rush for the exits resulted in a credit crisis that, in mid-August, prompted the Federal Reserve Board to reduce a key interest rate in an attempt to promote market liquidity.

In this changing market environment, the fund achieved strong results from a diverse group of companies that held up relatively well during the summer downturn, including cable manufacturer CommScope and WellCare Health Plans, which provides administrative services to government-funded health care programs. Independent oil refiner Tesoro Corporation advanced amid growing global demand for energy and strong margins for refiners, and ITT Educational Services, one of the country’s largest for-profit technical colleges, benefited from rising enrollment trends.

However, the fund’s returns modestly trailed its benchmark due to its slightly overweighted position in some of the midcap market’s more volatile stocks during the summer downturn. For example, drilling services company Patterson-UTI Energy hindered performance when the firm’s land-based operations failed to keep pace with those of better-performing offshore drillers. However, we believe the company remains attractive due to strong business fundamentals and an attractive valuation, and we have added to the fund’s position. Conversely, we trimmed the fund’s position in generic drug manufacturer Mylan Laboratories after the company announced disappointing earnings. The fund’s lack of exposure to of the benchmark’s better-performing stocks also detracted from performance.

The Benefits of Broad Diversification

As of the end of the reporting period, we have maintained our disciplined investment approach, which relies primarily on bottom-up stock selection. We also have maintained a sector allocation strategy that roughly matches that of the S&P 400 Index, which we believe enables us to focus on adding value through individual stock selections within each market sector. Variations in the fund’s industry tilts and factor exposures relative to the benchmark tend to be so small that, over time, we expect them not to significantly affect the fund’s relative performance. In addition, we believe that our sector-neutral approach helps us maintain broad diversification that, in our judgment, controls risks by ensuring that unexpected losses in any single industry group or holding does not have a disproportionate impact on the overall portfolio.

September 17, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. market.
Franklin Portfolio Associates is an independently managed, wholly owned subsidiary of The Bank of New York Mellon Corporation. Franklin Portfolio Associates has no affiliation to the Franklin
Templeton Group of Funds or Franklin Resources, Inc.The portfolio’s managers are dual employees of Franklin Portfolio Associates and Dreyfus.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class B, Class C, Class I and Class T shares of
Dreyfus Premier Structured Midcap Fund on 6/29/01 (inception date) to a $10,000 investment made in the Standard
& Poor’s MidCap 400 Index (the “S&P 400 Index”) and the Russell Midcap Index on that date. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account the maximum initial sales charges on Class A and
Class T shares and all other applicable fees and expenses on all classes.The S&P 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. market.The
Russell Midcap Index is a widely accepted, unmanaged index of medium-cap stock market performance.The foregoing indices do not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 8/31/07

	Inception			From
	Date	1 Year	5 Years	Inception

Class A shares
with maximum sales charge (5.75%)	6/29/01	9.12%	14.35%	9.05%
without sales charge	6/29/01	15.76%	15.71%	10.09%
Class B shares
with applicable redemption charge †	6/29/01	10.91%	14.57%	9.26%
without redemption	6/29/01	14.91%	14.80%	9.26%
Class C shares
with applicable redemption charge ††	6/29/01	13.91%	14.82%	9.24%
without redemption	6/29/01	14.91%	14.82%	9.24%
Class I shares	6/29/01	15.99%	15.95%	10.31%
Class T shares
with applicable sales charge (4.5%)	6/29/01	10.32%	14.41%	9.04%
without sales charge	6/29/01	15.55%	15.47%	9.85%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Structured Midcap Fund from March 1, 2007 to August 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2007
	Class A	Class B	Class C	Class I	Class T

Expenses paid per $ 1,000 †	$ 6.02	$ 10.50	$ 10.09	$ 5.11	$ 7.30
Ending value (after expenses)	$1,025.50	$1,021.50	$1,021.50	$1,026.70	$1,024.30

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2007
	Class A	Class B	Class C	Class I	Class T

Expenses paid per $1,000 †	$ 6.01	$ 10.46	$ 10.06	$ 5.09	$ 7.27
Ending value (after expenses)	$1,019.26	$1,014.82	$1,015.22	$1,020.16	$1,018.00

† Expenses are equal to the fund’s annualized expense ratio of 1.18% for Class A, 2.06% for Class B, 1.98% for
Class C, 1.00% for Class I and 1.43% for Class T multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
August 31, 2007

Common Stocks—99.4%	Shares	Value ($)

Commercial & Professional Services—9.8%
AmerisourceBergen	56,600	2,708,310
Avnet	93,300 [a]	3,667,623
Dun & Bradstreet	35,200	3,433,760
Ingram Micro, Cl. A	83,300 [a]	1,636,012
Kelly Services, Cl. A	19,100	433,952
Korn/Ferry International	17,800 [a]	395,338
Manpower	24,700	1,735,422
MPS Group	126,200 [a]	1,736,512
Patterson Cos.	16,700 [a]	614,226
SEI Investments	17,500	443,975
ValueClick	79,500 [a]	1,593,180
		18,398,310
Consumer Durables—1.4%
Harley-Davidson	16,900	909,051
Hasbro	20,100	567,021
NVR	2,000 [a]	1,119,000
		2,595,072
Consumer Non-Durables—4.1%
Alberto-Culver	61,000	1,413,370
American Greetings, Cl. A	27,200	672,928
Hormel Foods	19,900	709,037
J.M. Smucker	10,900	599,609
Molson Coors Brewing, Cl. B	12,200	1,091,412
NBTY	38,900 [a]	1,427,630
Universal/Richmond, VA	24,300	1,193,859
Warnaco Group	13,800 [a]	481,620
		7,589,465
Consumer Services—6.6%
Belo, Cl. A	36,500	629,260
Brinker International	32,900	948,836
Gannett	10,400	488,800
ITT Educational Services	11,700 [a]	1,284,660
Meredith	12,000	670,800

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Consumer Services (continued)
MoneyGram International	26,100	555,147
NutriSystem	26,500 [a]	1,437,095
Ruby Tuesday	44,200	979,030
Sotheby’s	80,600	3,488,368
Wynn Resorts	14,300	1,769,339
		12,251,335
Electronic Technology—9.6%
Amphenol, Cl. A	75,800	2,737,138
CommScope	41,200 [a]	2,331,920
Harris	33,700	2,049,971
Intersil, Cl. A	37,000	1,232,840
L-3 Communications Holdings	8,100	797,931
Lam Research	9,000 [a]	482,670
National Instruments	37,900	1,196,503
Novellus Systems	36,100 [a]	988,057
Precision Castparts	9,400	1,224,914
Synopsys	114,900 [a]	3,139,068
Vishay Intertechnology	60,900 [a]	805,707
Western Digital	33,500 [a]	782,560
		17,769,279
Energy Minerals—6.1%
Chesapeake Energy	84,500	2,725,970
Holly	21,700	1,446,305
Noble Energy	74,300	4,463,201
Tesoro	40,200	1,983,066
XTO Energy	14,400	782,784
		11,401,326
Exchange Traded Funds—3.5%
Midcap SPDR Trust Series 1	41,400	6,501,870
Finance—14.9%
American Financial Group/OH	52,250	1,473,450
AmeriCredit	43,000 [a]	744,330
Boston Properties	8,300	830,581
CB Richard Ellis Group, Cl. A	54,300 [a]	1,602,936

Common Stocks (continued)	Shares	Value ($)

Finance (continued)
Cincinnati Financial	46,800	1,972,152
Cousins Properties	35,800	983,426
FirstMerit	109,100	2,107,812
HCC Insurance Holdings	84,900	2,344,089
Horace Mann Educators	34,200	661,428
Hospitality Properties Trust	86,100	3,397,506
Host Hotels & Resorts	26,700	595,143
Jefferies Group	29,500	761,690
Jones Lang LaSalle	14,000	1,563,520
Old Republic International	29,700	540,243
ProLogis	33,900	2,039,424
Reinsurance Group of America	11,800	640,858
Safeco	31,000	1,798,620
SL Green Realty	4,200	468,342
StanCorp Financial Group	18,400	866,640
TCF Financial	20,200	510,454
W.R. Berkley	67,612	2,020,922
		27,923,566
Health Care Technology—3.8%
Cephalon	27,100 [a]	2,033,855
Dentsply International	25,400	1,000,252
Intuitive Surgical	6,400 [a]	1,416,192
Kinetic Concepts	13,400 [a]	805,474
Mylan Laboratories	64,300	970,930
STERIS	27,000	757,890
		6,984,593
Industrial Services—5.0%
Allied Waste Industries	174,800 [a]	2,232,196
Global Industries	18,400 [a]	444,912
Jacobs Engineering Group	16,600 [a]	1,097,094
National Oilwell Varco	20,300 [a]	2,598,400
Patterson-UTI Energy	135,200	2,902,744
		9,275,346

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Non-Energy Minerals—2.1%
Olin	45,600	977,664
Steel Dynamics	55,200	2,394,576
Worthington Industries	23,200	490,912
		3,863,152
Process Industries—3.6%
Albemarle	48,500	1,962,795
Ashland	18,700	1,118,073
Crown Holdings	60,800 [a]	1,460,416
Packaging Corp. of America	28,600	745,030
Sealed Air	52,000	1,375,400
		6,661,714
Producer Manufacturing—5.8%
Commercial Metals	23,900	690,471
Gardner Denver	15,000 [a]	598,650
Gentex	69,800	1,398,792
Graco	20,900	844,569
HNI	38,400	1,568,256
Mettler-Toledo International	10,100 [a]	952,531
Teleflex	42,300	3,289,671
Thomas & Betts	26,600 [a]	1,473,374
		10,816,314
Retail Trade—6.7%
Aeropostale	101,850 [a]	2,108,295
American Eagle Outfitters	55,950	1,445,189
BJ’s Wholesale Club	15,300 [a]	535,500
Collective Brands	47,900 [a]	1,131,877
Dollar Tree Stores	61,800 [a]	2,685,210
Family Dollar Stores	43,300	1,267,824
GameStop, Cl. A	22,500 [a]	1,128,150
Kroger	27,300	725,634

Common Stocks (continued)	Shares	Value ($)

Retail Trade (continued)
TJX Cos.	44,900	1,369,001
		12,396,680
Technology Services—7.6%
Apria Healthcare Group	111,600 [a]	2,971,908
CA	20,300	511,357
Compuware	55,300 [a]	448,483
Health Net	16,400 [a]	898,556
HLTH	191,200 [a]	2,825,936
Lincare Holdings	70,700 [a]	2,544,493
Total System Services	17,800	493,772
WellCare Health Plans	34,200 [a]	3,375,540
		14,070,045
Transportation—1.3%
Con-way	9,700	470,256
Continental Airlines, Cl. B	44,500 [a]	1,480,070
Landstar System	10,400	447,304
		2,397,630
Utilities—7.5%
AGL Resources	32,800	1,302,488
Alliant Energy	50,200	1,901,576
CenterPoint Energy	57,000	924,540
PG & E	15,400	685,300
PNM Resources	22,300	515,576
Sierra Pacific Resources	192,400	2,947,568
UGI	22,700	579,985
Westar Energy	50,000	1,214,500
WGL Holdings	35,700	1,174,173
Wisconsin Energy	62,200	2,756,082
		14,001,788
Total Common Stocks
(cost $180,978,876)		184,897,485

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Other Investment—.5%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $867,000)	867,000 [b]	867,000

Total Investments (cost $181,845,876)	99.9%	185,764,485
Cash and Receivables (Net)	.1%	267,060
Net Assets	100.0%	186,031,545

[a] Non-income producing security.
[b] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Finance	14.9	Industrial Services	5.0
Commercial &		Consumer Non-Durables	4.1
Professional Services	9.8	Health Care Technology	3.8
Electronic Technology	9.6	Process Industries	3.6
Technology Services	7.6	Exchange Traded Funds	3.5
Utilities	7.5	Non-Energy Minerals	2.1
Retail Trade	6.7	Consumer Durables	1.4
Consumer Services	6.6	Transportation	1.3
Energy Minerals	6.1	Money Market Investment	.5
Producer Manufacturing	5.8		99.9

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2007

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	180,978,876	184,897,485
Affiliated issuers	867,000	867,000
Cash		145,949
Receivable for shares of Common Stock sold		406,469
Dividends and interest receivable		175,011
Prepaid expenses		44,159
		186,536,073

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		191,752
Payable for shares of Common Stock redeemed		219,582
Accrued expenses		93,194
		504,528

Net Assets ($)		186,031,545

Composition of Net Assets ($):
Paid-in capital		171,030,521
Accumulated undistributed investment income—net		32,993
Accumulated net realized gain (loss) on investments		11,049,422
Accumulated net unrealized appreciation
(depreciation) on investments		3,918,609

Net Assets ($)		186,031,545

Net Asset Value Per Share
	Class A	Class B	Class C	Class I	Class T

Net Assets ($)	106,761,729	5,798,279	28,983,778	30,070,566	14,417,193
Shares Outstanding	5,100,118	290,559	1,452,190	1,419,888	697,839

Net Asset Value
Per Share ($)	20.93	19.96	19.96	21.18	20.66

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS
Year Ended August 31, 2007

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,835,612
Affiliated issuers	3,504
Interest	111,008
Income from securities lending	6,442
Total Income	1,956,566
Expenses:
Management fee—Note 3(a)	999,293
Shareholder servicing costs—Note 3(c)	454,903
Distribution fees—Note 3(b)	272,427
Registration fees	70,057
Professional fees	33,726
Prospectus and shareholders’ reports	26,277
Custodian fees—Note 3(c)	17,265
Directors’ fees and expenses—Note 3(d)	7,308
Interest expense—Note 2	337
Miscellaneous	14,261
Total Expenses	1,895,854
Less—reduction in management fee due to undertaking—Note 3(a)	(11,474)
Less—reduction in custody fees due to earnings credits—Note 1(b)	(2,607)
Net Expenses	1,881,773
Investment Income—Net	74,793

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	11,348,438
Net unrealized appreciation (depreciation) on investments	269,992
Net Realized and Unrealized Gain (Loss) on Investments	11,618,430
Net Increase in Net Assets Resulting from Operations	11,693,223

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2007[a]	2006

Operations ($):
Investment income (loss)—net	74,793	(140,857)
Net realized gain (loss) on investments	11,348,438	2,309,269
Net unrealized appreciation
(depreciation) on investments	269,992	1,270,599
Net Increase (Decrease) in Net Assets
Resulting from Operations	11,693,223	3,439,011

Dividends to Shareholders from ($):
Net realized gain on investments:
Class A	(1,166,588)	(617,959)
Class B	(165,513)	(138,744)
Class C	(693,002)	(443,264)
Class I	(331,924)	(95,657)
Class T	(143,990)	(65,929)
Total Dividends	(2,501,017)	(1,361,553)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	85,743,347	23,880,594
Class B	408,633	1,682,740
Class C	8,092,194	9,594,708
Class I	29,560,559	3,608,522
Class T	12,340,471	3,596,266
Dividends reinvested:
Class A	990,827	508,918
Class B	122,479	107,790
Class C	335,099	213,216
Class I	331,924	95,657
Class T	132,122	58,743
Cost of shares redeemed:
Class A	(21,485,465)	(7,164,006)
Class B	(1,047,107)	(1,622,011)
Class C	(3,960,230)	(1,957,506)
Class I	(5,873,645)	(528,999)
Class T	(3,686,682)	(925,044)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	102,004,526	31,149,588
Total Increase (Decrease) in Net Assets	111,196,732	33,227,046

Net Assets ($):
Beginning of Period	74,834,813	41,607,767
End of Period	186,031,545	74,834,813
Undistributed investment income—net	32,993	6,610

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31,

	2007[a]	2006

Capital Share Transactions:
Class Ab
Shares sold	4,085,439	1,288,742
Shares issued for dividends reinvested	49,829	28,211
Shares redeemed	(1,030,876)	(386,325)
Net Increase (Decrease) in Shares Outstanding	3,104,392	930,628

Class B [b]
Shares sold	20,560	93,557
Shares issued for dividends reinvested	6,423	6,170
Shares redeemed	(52,450)	(90,583)
Net Increase (Decrease) in Shares Outstanding	(25,467)	9,144

Class C
Shares sold	410,023	542,980
Shares issued for dividends reinvested	17,581	12,212
Shares redeemed	(199,390)	(108,828)
Net Increase (Decrease) in Shares Outstanding	228,214	446,364

Class I
Shares sold	1,390,995	200,204
Shares issued for dividends reinvested	16,522	5,247
Shares redeemed	(280,429)	(28,138)
Net Increase (Decrease) in Shares Outstanding	1,127,088	177,313

Class T
Shares sold	610,255	197,577
Shares issued for dividends reinvested	6,720	3,285
Shares redeemed	(179,137)	(51,443)
Net Increase (Decrease) in Shares Outstanding	437,838	149,419

[a]	Effective June 1, 2007, the fund redesignated Class R shares to Class I shares.
[b]	During the period ended August 31, 2007, 10,473 Class B shares representing $207,662 were automatically converted to 10,030 Class A shares and during the period ended August 31, 2006, 24,175 Class B shares representing $445,595 were automatically converted to 23,351 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,

Class A Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	18.57	17.75	14.74	12.88	10.84
Investment Operations:
Investment income (loss)-net [a]	.05	.02	(.02)	(.01)	(.04)
Net realized and unrealized
gain (loss) on investments	2.85	1.25	3.36	1.87	2.08
Total from Investment Operations	2.90	1.27	3.34	1.86	2.04
Distributions:
Dividends from net realized
gain on investments	(.54)	(.45)	(.33)	—	—
Net asset value, end of period	20.93	18.57	17.75	14.74	12.88

Total Return (%) [b]	15.76	7.23	22.88	14.35	18.91

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.22	1.35	1.71	3.05	5.50
Ratio of net expenses
to average net assets	1.22	1.34	1.46	1.50	1.50
Ratio of net investment income
(loss) to average net assets	.26	.09	(.11)	(.12)	(.35)
Portfolio Turnover Rate	122.16	119.22	160.45	90.83	109.53

Net Assets, end of period ($ x 1,000)	106,762	37,056	18,910	3,135	1,310

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,

Class B Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	17.87	17.23	14.43	12.72	10.78
Investment Operations:
Investment (loss)-net [a]	(.12)	(.13)	(.15)	(.13)	(.12)
Net realized and unrealized gain
(loss) on investments	2.75	1.22	3.28	1.84	2.06
Total from Investment Operations	2.63	1.09	3.13	1.71	1.94
Distributions:
Dividends from net realized
gain on investments	(.54)	(.45)	(.33)	—	—
Net asset value, end of period	19.96	17.87	17.23	14.43	12.72

Total Return (%) [b]	14.91	6.33	21.90	13.44	18.00

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.09	2.20	2.62	3.81	6.34
Ratio of net expenses
to average net assets	2.08	2.17	2.30	2.25	2.25
Ratio of net investment (loss)
to average net assets	(.62)	(.73)	(.96)	(.88)	(1.11)
Portfolio Turnover Rate	122.16	119.22	160.45	90.83	109.53

Net Assets, end of period ($ x 1,000)	5,798	5,646	5,288	2,228	1,182

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

		Year Ended August 31,

Class C Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	17.86	17.23	14.42	12.71	10.77
Investment Operations:
Investment (loss)-net [a]	(.11)	(.12)	(.15)	(.12)	(.12)
Net realized and unrealized gain
(loss) on investments	2.75	1.20	3.29	1.83	2.06
Total from Investment Operations	2.64	1.08	3.14	1.71	1.94
Distributions:
Dividends from net realized
gain on investments	(.54)	(.45)	(.33)	—	—
Net asset value, end of period	19.96	17.86	17.23	14.42	12.71

Total Return (%) [b]	14.91	6.39	21.91	13.45	18.01

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.01	2.12	2.45	3.81	6.41
Ratio of net expenses
to average net assets	2.01	2.12	2.25	2.25	2.25
Ratio of net investment (loss)
to average net assets	(.55)	(.68)	(.90)	(.87)	(1.12)
Portfolio Turnover Rate	122.16	119.22	160.45	90.83	109.53

Net Assets, end of period ($ x 1,000)	28,984	21,865	13,395	1,286	320

[a]	Based on average shares outstanding at each month end.
[b] Exclusive of sales charge.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,

Class I Shares	2007[a]	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	18.75	17.91	14.85	12.94	10.85
Investment Operations:
Investment income (loss)-net [b]	.09	.04	.00[c]	.03	(.01)
Net realized and unrealized gain
(loss) on investments	2.88	1.25	3.39	1.88	2.10
Total from Investment Operations	2.97	1.29	3.39	1.91	2.09
Distributions:
Dividends from net realized
gain on investments	(.54)	(.45)	(.33)	—	—
Net asset value, end of period	21.18	18.75	17.91	14.85	12.94

Total Return (%)	15.99	7.28	23.05	14.67	19.36

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.13	2.08	1.73	2.84	5.41
Ratio of net expenses
to average net assets	1.07	1.21	1.29	1.25	1.25
Ratio of net investment income
(loss) to average net assets	.41	.24	.05	.11	(.07)
Portfolio Turnover Rate	122.16	119.22	160.45	90.83	109.53

Net Assets, end of period ($ x 1,000)	30,071	5,491	2,068	239	209

[a]	Effective June 1, 2007, the fund redesignated Class R shares to Class I shares.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
See notes to financial statements.

		Year Ended August 31,

Class T Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	18.37	17.60	14.65	12.83	10.82
Investment Operations:
Investment income (loss)-net [a]	.00[b]	(.02)	(.05)	(.04)	(.06)
Net realized and unrealized gain
(loss) on investments	2.83	1.24	3.33	1.86	2.07
Total from Investment Operations	2.83	1.22	3.28	1.82	2.01
Distributions:
Dividends from net realized
gain on investments	(.54)	(.45)	(.33)	—	—
Net asset value, end of period	20.66	18.37	17.60	14.65	12.83

Total Return (%) [c]	15.55	7.00	22.60	14.10	18.67

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.44	1.54	1.93	3.34	5.92
Ratio of net expenses
to average net assets	1.44	1.54	1.71	1.75	1.75
Ratio of net investment income
(loss) to average net assets	.01	(.11)	(.32)	(.39)	(.57)
Portfolio Turnover Rate	122.16	119.22	160.45	90.83	109.53

Net Assets, end of period ($ x 1,000)	14,417	4,777	1,947	243	206
[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
[c] Exclusive of sales charge.
See notes to financial statements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Structured Midcap Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers twelve series, including the fund.The fund’s investment objective is long-term capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager was a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Franklin Portfolio Associates, LLC (“Franklin Portfolio”), an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

On July 1, 2007, Mellon Financial and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.

The fund’s Board of Directors approved the redesignation of the fund’s Class R shares as Class I shares, effective June 1, 2007.The description of the eligibility requirements for Class I shares remains the same as it was for Class R shares.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund no longer offers Class B shares except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are deter-

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

mined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value mea-surements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of Dreyfus, the portfolio may lend securities to qualified institutions. It is the portfolio’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus.The portfolio is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the portfolio bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15,2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At August 31, 2007, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $6,531,625, undistributed capital gains $4,596,762 and unrealized appreciation $3,872,637.

The tax characters of distributions paid to shareholders during the fiscal periods ended August 31, 2007 and August 31, 2006, were as follows: ordinary income $868,662 and $474,123 and long-term capital gains $1,632,355 and $887,430, respectively.

During the period ended August 31, 2007, as a result of permanent book to tax differences, primarily due to the tax treatment of real estate investment trusts and net operating losses, the fund decreased accumulated undistributed investment income-net by $48,410 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions.

Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the line of credit during the period ended August 31, 2007, was approximately $5,800, with a related weighted average annualized interest rate of 5.81% .

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement (“Agreement”) with Dreyfus, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has undertaken from September 1, 2006 through August 31, 2007, that, if the fund’s aggregate expenses, exclusive of taxes, brokerage fee, interest on borrowings, Rule 12b-1 distribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 1.25% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to Dreyfus under the Agreement, or Dreyfus will bear, such excess expenses.The reduction in investment advisory fee, pursuant to the undertaking, amounted to $11,474 during the period ended August 31, 2007.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Franklin Portfolio, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund’s average daily net assets, computed at the following annual rates:

Average Net Assets
0 up to $100 million	25%
$100 million up to $1 billion	20%
$1 billion up to $1.5 billion	16%
In excess of $1.5 billion	10%

During the period ended August 31, 2007, the Distributor retained $16,834 and $1,022 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $14,369 and $6,070 from

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2007, Class B, Class C and Class T shares were charged $45,599, $201,150 and $25,678, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2007, Class A, Class B, Class C and Class T shares were charged $178,900, $15,200, $67,050 and $25,678, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2007, the fund was charged $36,140 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2007, the fund was charged $17,265 pursuant to the custody agreement.

During the period ended August 31, 2006, the fund was charged $4,539 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $123,877, Rule 12b-1 distribution plan fees $24,584, shareholder services plan fees $32,325, custody fees $5,530, chief compliance officer fees $2,009 and transfer agency per account fees $3,427.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2007, amounted to $259,196,684 and $160,082,311, respectively.

At August 31, 2007, the cost of investments for federal income tax purposes was $181,891,848; accordingly, accumulated net unrealized appreciation on investments was $3,872,637 consisting of $13,458,288 gross unrealized appreciation and $9,585,651 gross unrealized depreciation.

The Fund 31

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Premier Structured Midcap Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments, of Dreyfus Premier Structured Midcap Fund (one of the funds comprising Advantage Funds, Inc.) as of August 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the year then ended and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Structured Midcap Fund at August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 17, 2007

IMPORTANT TAX INFORMATION ( U n a u d i t e d )

For federal tax purposes, the fund hereby designates $.3513 per share as a long-term capital gain distribution and $.1867 per share as a short-term capital gain distribution of the $.5380 per share paid on December 13, 2006. Also the fund hereby designates 97.32% of the ordinary dividends paid during the fiscal year ended August 31, 2007 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $271,734 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2008 of the percentage applicable to the preparation of their 2007 income tax returns.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on March 7 and 8, 2007, the Board unanimously approved the continuation of the fund’s Investment Advisory Agreement with Dreyfus for the fund and the Sub-Investment Advisory Agreement between Dreyfus and Franklin Portfolio Associates LLC (“Franklin”) (together, the “Agreements”) for a one-year term ending March 30, 2008.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Agreements, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund by Dreyfus and Franklin pursuant to their Agreements. Dreyfus’s representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’s representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’s and Franklin’s research and portfolio management capabilities and Dreyfus’s oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Advisory Fee and Expense Ratio. The Board members reviewed the fund’s performance, advisory fee and expense ratio, placing significant emphasis on comparative data supplied by Lipper, Inc., an independent provider of mutual fund data, including contractual and actual (net of fee waivers and expense reimbursements) management fees, operating expense components and total return performance. The fund’s performance was compared to that of a Performance Universe,consisting of all funds with the same Lipper classification/objective, and a Performance Group, consisting of comparable funds chosen by Lipper based on guidelines previously approved by the Board. Similarly, the fund’s contractual and actual advisory fees and operating expenses were compared to those of an Expense Universe, consisting of funds with the same or similar Lipper classification/objective, and an Expense Group, consisting of comparable funds chosen by Lipper based on guidelines previously approved by the Board.As part of its review of expenses, the Board also considered other fund expenses, such as transfer agent fees, custody fees, 12b-1 or non-12b-1 service fees (if any), and other non-management fees, as well as any waivers or reimbursements of fees and expenses.

In its review of performance, the Board noted that the fund’s average annual total return ranked in the fourth quintile of its Performance Group and third and second quintile in its Performance Universe for the one- and two-year periods ended December 31, 2006.

In its review of the fund’s management fee and operating expenses, the Board examined the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, noting, among other things, that the fund’s actual management fee ranked in the first quintile in its Expense Group and second quintile in its Expense Universe.The fund’s total expense ratio ranked in the second quintile in its Expense Group and third quintile in its Expense Universe (the first quintile represents funds with the lowest fees).

The Fund 35

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ’S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts managed by Dreyfus with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’s perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. Dreyfus’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of Dreyfus’s performance, and the services provided.The Board members considered the relevance of the fee information provided for the Similar Accounts managed by Dreyfus to evaluate the appropriateness and reasonableness of the fund’s advisory fees.The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. Dreyfus’s representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’s profitability with respect to the fund as part of their evaluation of whether the fees under the Advisory Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets, and that the fund remains small. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the ser-

vices rendered and generally superior service levels provided. The Board also noted the fee waiver and expense reimbursement arrangements in place for the fund and its effect on Dreyfus’s profitability.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Agreements. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  The Board generally was satisfied with the fund’s performance.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, comparative perfor- mance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the advisory fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the fund’s Agreements was in the best interests of the fund and its shareholders.

The Fund 37

BOARD MEMBERS INFORMATION ( U n a u d i t e d )

Joseph S. DiMartino (63)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

  Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
  Ivory Investment Management, L.P., a registered investment advisor to three private funds, Senior Advisor

No. of Portfolios for which Board Member Serves: 163

———————

Peggy C. Davis (64)
Board Member (2006)

Principal Occupation During Past 5 Years:

  Shad Professor of Law, New York University School of Law (1983-present)
  Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

No. of Portfolios for which Board Member Serves: 65

———————

David P. Feldman (67)
Board Member (1996)

Principal Occupation During Past 5 Years:

  Corporate Director and Trustee

Other Board Memberships and Affiliations:

  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
No. of Portfolios for which Board Member Serves: 49

James F. Henry (76)
Board Member (2006)

Principal Occupation During Past 5 Years:

  President,The International Institute for Conflict Prevention and Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2003)
  Advisor to The Elaw Forum, a consultant on managing corporate legal costs
  Advisor to John Jay Homestead (the restored home of the first U.S. Chief Justice)
  Individual Trustee of several trusts

Other Board Memberships and Affiliations:

  Director, advisor and mediator involved in several non-profit organizations, primarily engaged in domestic and international dispute resolution, and historic preservation

No. of Portfolios for which Board Member Serves: 40

———————

Ehud Houminer (67)
Board Member (1993)

Principal Occupation During Past 5 Years:

  Executive-in-Residence at the Columbia Business School, Columbia University

Other Board Memberships and Affiliations:

  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman

No. of Portfolios for which Board Member Serves: 67

———————

Gloria Messinger (77)
Board Member (1993)

Principal Occupation During Past 5 Years:

  Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
  Consultant in Intellectual Property

Other Board Memberships and Affiliations:

  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director

No. of Portfolios for which Board Member Serves: 40

The Fund 39

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Dr. Martin Peretz (68)
Board Member (2006)

Principal Occupation During Past 5 Years:

  Editor-in-Chief of The New Republic Magazine
  Lecturer in Social Studies at Harvard University (1965-2002)
  Director of TheStreet.com, a financial information service on the web

Other Board Memberships and Affiliations:

  American Council of Trustees and Alumni, Director
  Pershing Square Capital Management, Adviser
  Montefiore Ventures, General Partner
  Harvard Center for Blood Research,Trustee
  Bard College,Trustee
  Board of Overseers of YIVO Institute for Jewish Research, Chairman

No. of Portfolios for which Board Member Serves: 40

———————

Anne Wexler (77)
Board Member (1996)

Principal Occupation During Past 5 Years:

  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs from January 1981 to present

Other Board Memberships and Affiliations:

  Wilshire Mutual Funds (5 funds), Director
  The Community Foundation for the National Capital Region, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation

No. of Portfolios for which Board Member Serves: 49

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 82 investment companies (comprised of 163 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice
President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 82 investment companies (comprised of 163 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since August
2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

The Fund 41

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director-Mutual Fund Accounting of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager — Money Market and Municipal Bond Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since May 2007.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (83 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 79 investment companies (comprised of 176 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2007, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 MBSC Securities Corporation

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
18	Financial Highlights
23	Notes to Financial Statements
31	Report of Independent Registered
Public Accounting Firm
32	Important Tax Information
33	Information About the Review and Approval
of the Fund’s Management Agreement
37	Board Members Information
40	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier
Structured Large Cap
Value Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Structured Large Cap Value Fund, covering the 12-month period from September 1, 2006, through August 31, 2007.

An intensifying credit crisis later in the reporting period produced heightened volatility in most financial markets.As credit concerns spread from the sub-prime mortgage sector of the bond market to other areas of the financial markets, investors’ appetite for risk shifted from ample to cautious. While this change led to declines across most capitalization ranges of the U.S. stock market, gains achieved earlier in the reporting period still enabled most equity indices to post substantial results for the reporting period overall.

In our analysis, the downside risks to the U.S. economy have increased, with the housing recession and consumer slowdown likely to be more intense than previously expected. Many investors were encouraged by the Federal Reserve Board’s decision in August to lower the discount rate and even more so by its decision to lower the federal funds rate 50 basis points at its September meeting.We believe that these monetary policy changes will help to stabilize short-term market volatility and allow for the current economic cycle to moderate gradually.With that said, we also feel that these factors are likely to continue to produce opportunities for some market sectors and challenges for others, which is why we encourage you to talk with your financial advisor to help ensure that your portfolio remains aligned with your current financial needs and future investment goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

Thank you for your continued confidence and support.

Thomas F. Eggers
Chief Executive Officer
The Dreyfus Corporation
September 17, 2007

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2006, through August 31, 2007, as provided by Oliver Buckley, Portfolio Manager

Fund and Market Performance Overview

Stocks produced positive returns during the reporting period as the U.S. economy expanded and corporate earnings continued to grow. Market turbulence increased over the summer of 2007, when credit and liquidity concerns emanating from the sub-prime mortgage sector sparked a broader contagion effect which drove up market volatility.However,the fund produced lower returns than its benchmark, primarily due to relatively weak results from the valuation-oriented components of our quantitative model.

For the 12-month period ended August 31, 2007, Dreyfus Premier Structured Large Cap Value Fund produced total returns of 10.45% for Class A shares,9.62% for Class B shares,9.61% for Class C shares,10.74% for Class I shares and 10.24% for Class T shares.1 In comparison, the fund’s benchmark, the Russell 1000 Value Index (the “Index”), provided a 12.85% total return for the same period. 2

On a separate note, beginning July 18, 2007, Langton C. Garvin and Kristin Crawford have joined me as portfolio managers for the fund.

The Fund’s Investment Approach

The fund seeks long-term capital growth by investing in the stocks of companies included in the Index at the time of purchase.We select stocks using a “bottom-up,” structured approach that seeks to identify undervalued securities by implementing fundamental analyses through the use of a quantitative process.The process is driven by computer models that identify and rank stocks based on fundamental momentum, relative value, future value, long-term earnings growth and additional factors such as technical factors. We attempt to maintain neutral exposure to sectors relative to the Index.Within each sector, we overweight the most attractive stocks and underweight or avoid stocks that have been ranked least attractive.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Market Leadership Shifted Toward Large Companies

Stocks continued to advance for much of the reporting period on the strength of moderate economic growth, stable interest rates and rising corporate earnings. As they had for some time, investors early in the reporting period continued to maintain an ample appetite for risk, which benefited shares of smaller, lower-quality companies more than the large-cap stocks in which the fund invests. However, the market environment began to change in June, when credit and liquidity concerns in the bond market’s sub-prime mortgage sector spread to other areas of the financial markets. Investors grew increasingly worried in July and August that intensifying weakness in housing markets might produce a drag on the U.S. economy. As of August 31, 2007, year-to-date returns of large-cap stocks have outpaced small-cap returns.

Otherwise Strong Performance Was Offset by a Weak Second Quarter

The fund participated fully in the market’s gains over most of the reporting period. In the second quarter of 2007, the valuation factors considered by our quantitative models faltered in their effectiveness. Not surprisingly, market sectors with exposure to housing- and mortgage-related weakness proved to be the greatest detractors from the fund’s relative performance. Large regional banks such as National City and Wachovia stumbled due to sub-prime mortgage exposure, while CIT Group was hurt by issues specific to the student loan market. Conversely, the fund did not own shares of mortgage agency Fannie Mae, which rebounded from previous weakness.

In the health care area, fund holding Johnson & Johnson struggled in the cardiac stent market, and the fund did not own better-performing pharmaceutical giants such as Merck & Co., Wyeth Pharmaceuticals and Bristol-Myers Squibb. Other disappointments included media holdings The Walt Disney Co. and News Corp., which stumbled as growth expectations waned,and defense contractor Northrop Grumman,which was sold during the reporting period, fell short of earnings forecasts.

Energy and Telecom Holdings Made Positive Contributions

The fund achieved better results in the energy sector, where ConocoPhillips and Marathon Oil enjoyed strong earnings momentum,

4

and National Oilwell Varco benefited from rising demand for exploration and production services. The telecommunications services sector also contributed positively to the fund’s relative performance, as AT&T rebounded from previous weakness and appeared poised to benefit from new ventures in the cable television and wireless industries.

Maintaining Our Disciplined Approach

Despite the recent underperformance of the fund’s value factors, we continue to be committed to our approach of blending value and growth/momentum in the factor rankings. Historically, long-term trends have borne out the fund’s quantitative investment strategy. Accordingly, we remain confident in and committed to our disciplined, sector-neutral stock selection approach.

In addition, we believe that recent market turmoil has made selectivity a more important ingredient for successful equity investing. As the U.S. economy weakens, we believe we have found more opportunities among higher-quality companies with healthy balance sheets and track records of consistent earnings under a variety of economic conditions. Indeed, we believe that our disciplined approach to investing is particularly well suited to market environments in which investors pay closer attention to the fundamental strengths and weaknesses of individual companies.

September 17, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through August 31, 2008, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.The index does not take into account fees and expenses to which the fund is subject.
Franklin Portfolio Associates is an independently managed, wholly owned subsidiary of The Bank of New York Mellon Corporation. Franklin Portfolio Associates has no affiliation to the Franklin
Templeton Group of Funds or Franklin Resources, Inc.The portfolio’s managers are dual employees of Franklin Portfolio Associates and Dreyfus.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Structured Large Cap Value Fund Class A shares, Class B shares, Class C shares, Class I shares and Class T shares and the Russell 1000 Value Index

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class B, Class C, Class I and Class T shares of
Dreyfus Premier Structured Large Cap Value Fund on 12/31/03 (inception date) to a $10,000 investment made in the Russell 1000 Value Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account the maximum initial sales charges on Class A and
Class T shares, the applicable contingent deferred sales charge on Class B shares and all other applicable fees and expenses on all classes.The Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/07

	Inception		From
	Date	1 Year	Inception

Class A shares
with maximum sales charge (5.75%)	12/31/03	4.12%	9.57%
without sales charge	12/31/03	10.45%	11.34%
Class B shares
with applicable redemption charge †	12/31/03	5.81%	9.88%
without redemption	12/31/03	9.62%	10.51%
Class C shares
with applicable redemption charge ††	12/31/03	8.66%	10.50%
without redemption	12/31/03	9.61%	10.50%
Class I shares	12/31/03	10.74%	11.62%
Class T shares
with applicable sales charge (4.5%)	12/31/03	5.27%	9.68%
without sales charge	12/31/03	10.24%	11.07%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Structured Large Cap Value Fund from March 1, 2007 to August 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2007
	Class A	Class B	Class C	Class I	Class T

Expenses paid per $1,000 †	$ 7.18	$ 11.00	$ 11.00	$ 5.87	$ 8.49
Ending value (after expenses)	$1,005.50	$1,001.40	$1,001.40	$1,006.90	$1,004.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2007
	Class A	Class B	Class C	Class I	Class T

Expenses paid per $1,000†	$ 7.22	$ 11.07	$ 11.07	$ 5.90	$ 8.54
Ending value (after expenses)	$1,018.05	$1,014.22	$1,014.22	$1,019.36	$1,016.74

† Expenses are equal to the fund’s annualized expense ratio of 1.42% for Class A, 2.18% for Class B, 2.18% for
Class C, 1.16% for Class I and 1.68% for Class T, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
August 31, 2007

Common Stocks—99.9%	Shares	Value ($)

Banks—11.0%
Bank of America	2,600	131,768
Citigroup	1,600	75,008
Wachovia	1,100	53,878
		260,654
Commercial & Professional Services—4.5%
AmerisourceBergen	900	43,065
Avnet	700 [a]	27,517
Manpower	500	35,130
		105,712
Communications—5.0%
AT & T	2,300	91,701
CenturyTel	400	19,192
Telephone & Data Systems	100	6,475
		117,368
Consumer Durables—2.5%
Black & Decker	200	17,350
Hasbro	800	22,568
Mattel	900	19,467
		59,385
Consumer Non-Durables—7.7%
Altria Group	300	20,823
General Mills	500	27,940
Molson Coors Brewing, Cl. B	400	35,784
Procter & Gamble	1,500	97,965
		182,512
Consumer Services—5.0%
CBS, Cl. B	1,200	37,812
News, Cl. A	1,500	30,345
Time Warner	400	7,592
Walt Disney	1,300	43,680
		119,429

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Electronic Technology—1.8%
Novellus Systems	400 [a]	10,948
Raytheon	500	30,670
		41,618
Energy Minerals—14.8%
Cabot Oil & Gas	300	10,002
Chesapeake Energy	1,000	32,260
ConocoPhillips	1,200	98,268
Exxon Mobil	1,500	128,595
Marathon Oil	200	10,778
National Oilwell Varco	100 [a]	12,800
Tesoro	1,200	59,196
		351,899
Financial—23.2%
Ambac Financial Group	300	18,846
American International Group	900	59,400
Chubb	500	25,565
Cincinnati Financial	440	18,542
CIT Group	800	30,056
Genworth Financial, Cl. A	400	11,592
Hospitality Properties Trust	300	11,838
Host Hotels & Resorts	1,400	31,206
JPMorgan Chase & Co.	300	13,356
Merrill Lynch & Co.	800	58,960
Morgan Stanley	600	37,422
National City	1,000	26,910
People’s United Financial	600	10,608
ProLogis	800	48,128
Prudential Financial	400	35,912
Safeco	700	40,614

10

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
Wells Fargo & Co.	2,000	73,080
		552,035
Health Care Technology—4.1%
Johnson & Johnson	800	49,432
Pfizer	1,900	47,196
		96,628
Non-Energy Minerals—2.2%
Freeport-McMoRan Copper & Gold	200	17,484
Steel Dynamics	800	34,704
		52,188
Process Industries—3.4%
Ashland	600	35,874
International Paper	600	21,066
Sealed Air	900	23,805
		80,745
Producer Manufacturing—3.0%
3M	300	27,297
General Electric	1,100	42,757
		70,054
Retail Trade—2.1%
Family Dollar Stores	600	17,568
Kroger	700	18,606
Wal-Mart Stores	300	13,089
		49,263
Technology Services—3.4%
Aetna	400	20,364
International Business Machines	400	46,676
Western Union	700	13,181
		80,221

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Utilities—6.2%
CenterPoint Energy	2,600	42,172
Consolidated Edison	400	18,376
Duke Energy	1,200	22,008
NRG Energy	500 [a]	19,045
PG & E	1,000	44,500
		146,101

Total Investments (cost $2,169,235)	99.9%	2,365,812
Cash and Receivables (Net)	.1%	2,743
Net Assets	100.0%	2,368,555

[a] Non-income producing security.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Financial	23.2	Technology Services	3.4
Energy Minerals	14.8	Process Industries	3.4
Banks	11.0	Producer Manufacturing	3.0
Consumer Non-Durables	7.7	Consumer Durables	2.5
Utilities	6.2	Non-Energy Minerals	2.2
Consumer Services	5.0	Retail Trade	2.1
Communications	5.0	Electronic Technology	1.8
Commercial & Professional Services	4.5
Health Care Technology	4.1		99.9

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2007

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	2,169,235	2,365,812
Cash		28,440
Dividends receivable		5,354
Prepaid expenses		14,333
Due from The Dreyfus Corporation and affiliates—Note 3(c)		6,423
		2,420,362

Liabilities ($):
Payable for shares of Common Stock redeemed		16,806
Accrued expenses		35,001
		51,807

Net Assets ($)		2,368,555

Composition of Net Assets ($):
Paid-in capital		1,932,303
Accumulated undistributed investment income—net		12,548
Accumulated net realized gain (loss) on investments		227,127
Accumulated net unrealized appreciation
(depreciation) on investments		196,577

Net Assets ($)		2,368,555

Net Asset Value Per Share
	Class A	Class B	Class C	Class I	Class T

Net Assets ($)	591,325	423,754	540,594	413,534	399,348
Shares Outstanding	40,682	29,333	37,427	28,413	27,520

Net Asset Value
Per Share ($)	14.54	14.45	14.44	14.55	14.51

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Year Ended August 31, 2007

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	57,644
Affiliated issuers	429
Income from securities lending	17
Total Income	58,090
Expenses:
Management fee—Note 3(a)	18,463
Registration fees	55,539
Auditing fees	30,655
Prospectus and shareholders’ reports	8,949
Distribution fees—Note 3(b)	8,916
Shareholder servicing costs—Note 3(c)	6,785
Custodian fees—Note 3(c)	3,340
Directors’ fees and expenses—Note 3(d)	424
Legal fees	38
Miscellaneous	11,201
Total Expenses	144,310
Less—expense reimbursement from
The Dreyfus Corporation due to undertaking—Note 3(a)	(99,573)
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(1,270)
Net Expenses	43,467
Investment Income—Net	14,623

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	408,077
Net unrealized appreciation (depreciation) on investments	(168,636)
Net Realized and Unrealized Gain (Loss) on Investments	239,441
Net Increase in Net Assets Resulting from Operations	254,064

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2007 [a]	2006

Operations ($):
Investment income—net	14,623	20,691
Net realized gain (loss) on investments	408,077	129,974
Net unrealized appreciation
(depreciation) on investments	(168,636)	96,437
Net Increase (Decrease) in Net Assets
Resulting from Operations	254,064	247,102

Dividends to Shareholders from ($):
Investment income—net:
Class A	(5,929)	(3,332)
Class B	(2,590)	—
Class C	(2,276)	(207)
Class I	(6,934)	(4,416)
Class T	(4,275)	(2,069)
Net realized gain on investments:
Class A	(53,823)	(29,032)
Class B	(61,993)	(32,263)
Class C	(63,086)	(35,431)
Class I	(51,419)	(28,357)
Class T	(50,294)	(28,041)
Total Dividends	(302,619)	(163,148)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	202,601	27,546
Class B	16,496	49,637
Class C	98,198	27,170
Class I	8,000	15,000
Class T	26,647	—

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31,

	2007 [a]	2006

Capital Stock Transactions ($) (continued):
Dividends reinvested:
Class A	57,040	31,790
Class B	56,276	28,649
Class C	54,151	30,283
Class I	58,353	32,773
Class T	54,569	30,110
Cost of shares redeemed:
Class A	(227,438)	(6,473)
Class B	(277,143)	(18,722)
Class C	(251,661)	(14,882)
Class I	(204,017)	—
Class T	(206,675)	—
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(534,603)	232,881
Total Increase (Decrease) in Net Assets	(583,158)	316,835

Net Assets ($):
Beginning of Period	2,951,713	2,634,878
End of Period	2,368,555	2,951,713
Undistributed investment income—net	12,548	20,370

16

	Year Ended August 31,

	2007 [a]	2006

Capital Share Transactions:
Class A
Shares sold	13,826	1,867
Shares issued for dividends reinvested	3,978	2,236
Shares redeemed	(14,339)	(433)
Net Increase (Decrease) in Shares Outstanding	3,465	3,670

Class B
Shares sold	1,123	3,297
Shares issued for dividends reinvested	3,927	2,018
Shares redeemed	(17,713)	(1,272)
Net Increase (Decrease) in Shares Outstanding	(12,663)	4,043

Class C
Shares sold	6,681	1,866
Shares issued for dividends reinvested	3,779	2,134
Shares redeemed	(15,940)	(1,001)
Net Increase (Decrease) in Shares Outstanding	(5,480)	2,999

Class I
Shares sold	517	1,017
Shares issued for dividends reinvested	4,072	2,303
Shares redeemed	(12,701)	—
Net Increase (Decrease) in Shares Outstanding	(8,112)	3,320

Class T
Shares sold	1,702	—
Shares issued for dividends reinvested	3,805	2,117
Shares redeemed	(12,939)	—
Net Increase (Decrease) in Shares Outstanding	(7,432)	2,117

[a] Effective June 1, 2007, the fund redesignated Class R shares to Class I shares.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,

Class A Shares	2007	2006	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	15.30	14.89	13.05	12.50
Investment Operations:
Investment income—net [b]	.14	.16	.14	.08
Net realized and unrealized
gain (loss) on investments	1.44	1.20	2.10	.47
Total from Investment Operations	1.58	1.36	2.24	.55
Distributions:
Dividends from investment income—net	(.23)	(.10)	(.15)	—
Dividends from net realized
gain on investments	(2.11)	(.85)	(.25)	—
Total Distributions	(2.34)	(.95)	(.40)	—
Net asset value, end of period	14.54	15.30	14.89	13.05

Total Return (%) [c]	10.45	9.63	17.34	4.40[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	5.59	4.75	4.96	7.32[d]
Ratio of net expenses to average net assets	1.44	1.50	1.47	1.00[d]
Ratio of net investment income
to average net assets	.90	1.07	.97	.61[d]
Portfolio Turnover Rate	96.84	85.08	82.50	57.46[d]

Net Assets, end of period ($ x 1,000)	591	569	499	427

[a]	From December 31, 2003 (commencement of operations) to August 31, 2004.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

18

		Year Ended August 31,

Class B Shares	2007	2006	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	15.19	14.80	12.98	12.50
Investment Operations:
Investment income—net [b]	.02	.05	.03	.01
Net realized and unrealized
gain (loss) on investments	1.44	1.19	2.10	.47
Total from Investment Operations	1.46	1.24	2.13	.48
Distributions:
Dividends from investment income—net	(.09)	—	(.06)	—
Dividends from net realized
gain on investments	(2.11)	(.85)	(.25)	—
Total Distributions	(2.20)	(.85)	(.31)	—
Net asset value, end of period	14.45	15.19	14.80	12.98

Total Return (%) [c]	9.62	8.81	16.50	3.84[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	6.29	5.49	5.71	7.84[d]
Ratio of net expenses to average net assets	2.20	2.25	2.23	1.51[d]
Ratio of net investment income
to average net assets	.17	.32	.21	.11[d]
Portfolio Turnover Rate	96.84	85.08	82.50	57.46[d]

Net Assets, end of period ($ x 1,000)	424	638	562	465

[a] From December 31, 2003 (commencement of operations) to August 31, 2004.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,

Class C Shares	2007	2006	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	15.18	14.79	12.98	12.50
Investment Operations:
Investment income—net [b]	.02	.05	.03	.01
Net realized and unrealized
gain (loss) on investments	1.43	1.20	2.09	.47
Total from Investment Operations	1.45	1.25	2.12	.48
Distributions:
Dividends from investment income—net	(.08)	(.01)	(.06)	—
Dividends from net realized
gain on investments	(2.11)	(.85)	(.25)	—
Total Distributions	(2.19)	(.86)	(.31)	—
Net asset value, end of period	14.44	15.18	14.79	12.98

Total Return (%) [c]	9.61	8.85	16.44	3.84[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	6.32	5.51	5.71	7.83[d]
Ratio of net expenses to average net assets	2.20	2.25	2.24	1.51[d]
Ratio of net investment income
to average net assets	.17	.32	.20	.11[d]
Portfolio Turnover Rate	96.84	85.08	82.50	57.46[d]

Net Assets, end of period ($ x 1,000)	541	651	590	446

[a]	From December 31, 2003 (commencement of operations) to August 31, 2004.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

20

		Year Ended August 31,

Class I Shares	2007 [a]	2006	2005	2004 [b]

Per Share Data ($):
Net asset value, beginning of period	15.33	14.92	13.07	12.50
Investment Operations:
Investment income—net [c]	.17	.20	.17	.10
Net realized and unrealized
gain (loss) on investments	1.44	1.19	2.11	.47
Total from Investment Operations	1.61	1.39	2.28	.57
Distributions:
Dividends from investment income—net	(.28)	(.13)	(.18)	—
Dividends from net realized
gain on investments	(2.11)	(.85)	(.25)	—
Total Distributions	(2.39)	(.98)	(.43)	—
Net asset value, end of period	14.55	15.33	14.92	13.07

Total Return (%)	10.74	9.88	17.68	4.56[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	5.25	4.46	4.70	7.15[d]
Ratio of net expenses to average net assets	1.20	1.25	1.22	.84[d]
Ratio of net investment income
to average net assets	1.16	1.32	1.22	.78[d]
Portfolio Turnover Rate	96.84	85.08	82.50	57.46[d]

Net Assets, end of period ($ x 1,000)	414	560	495	419

[a]	Effective June 1, 2007, the fund redesignated Class R to Class I shares.
[b]	From December 31, 2003 (commencement of operations) to August 31, 2004.
[c]	Based on average shares outstanding at each month end.
[d] Not annualized.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,

Class T Shares	2007	2006	2005	2004 [a]

Per Share Data ($):
Net asset value, beginning of period	15.27	14.86	13.03	12.50
Investment Operations:
Investment income—net [b]	.10	.12	.10	.06
Net realized and unrealized
gain (loss) on investments	1.43	1.20	2.10	.47
Total from Investment Operations	1.53	1.32	2.20	.53
Distributions:
Dividends from investment income—net	(.18)	(.06)	(.12)	—
Dividends from net realized
gain on investments	(2.11)	(.85)	(.25)	—
Total Distributions	(2.29)	(.91)	(.37)	—
Net asset value, end of period	14.51	15.27	14.86	13.03

Total Return (%) [c]	10.24	9.31	17.02	4.24[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	5.76	4.96	5.20	7.49[d]
Ratio of net expenses to average net assets	1.70	1.75	1.71	1.17[d]
Ratio of net investment income
to average net assets	.66	.82	.72	.44[d]
Portfolio Turnover Rate	96.84	85.08	82.50	57.46[d]

Net Assets, end of period ($ x 1,000)	399	534	488	417

[a]	From December 31, 2003 (commencement of operations) to August 31, 2004.
[b]	Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS

NOTE 1-Significant Accounting Policies:

Dreyfus Premier Structured Large Cap Value Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers twelve series, including the fund. The fund’s investment objective is long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. Dreyfus was a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Franklin Portfolio Associates, LLC (“Franklin Portfolio”), an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

On July 1, 2007, Mellon Financial and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.

The fund’s board of Directors approved the redesignation of the fund’s Class R shares as Class I shares, effective June 1, 2007.The description of the eligibility requirements for Class I shares remains the same as it was for Class R shares.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class T (100 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of August 31, 2007, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 26,348 Class A shares, 25,485 Class B shares, 25,476 Class C shares, 26,657 Class I shares and 26,045 Class T shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked

24

prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded in the exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measure-ments.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

Dividend income is recognized on the ex-dividend date and interest income, including accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the fund’s policy that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

26

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At August 31, 2007, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $105,282, undistributed capital gains $134,639 and unrealized appreciation $196,331.

The tax characters of distributions paid to shareholders during the fiscal periods ended August 31, 2007 and August 31, 2006 were as follows: ordinary income $74,103 and $79,342, and long-term capital gains $228,516 and $83,806, respectively.

During the period ended August 31, 2007, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, the fund decreased accumulated undistributed investment income-net by $441 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended August 31, 2007, the fund did not borrow under the line of credit.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Management Agreement (“Agreement”) with Dreyfus, the Management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has undertaken from September 1, 2006 through August 31, 2008 that, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Rule 12b-1 distribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of 1.25% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to Dreyfus under the Agreement, or Dreyfus will bear, such excess expenses. The expense reimbursement, pursuant to the undertaking, amounted to $99,573 during the period ended August 31, 2007.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Franklin Portfolio, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund’s average daily net assets, computed at the following annual rates:

Average Net Assets
0 up to $100 million	25%
$100 million up to $1 billion	20%
$1 billion up to $1.5 billion	16%
In excess of $1.5 billion	10%

During the period ended August 31, 2007, the Distributor retained $444 and $38 from commissions earned on sales of the fund’s Class A

28

shares and Class T shares and $1,363 from CDSC on redemptions of the fund’s Class B shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended August 31, 2007, Class B, Class C and Class T shares were charged $3,664, $4,183 and $1,069, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2007, Class A, Class B, Class C and Class T shares were charged $1,364, $1,221, $1,394 and $1,069, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2007, the fund was charged $1,106 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2007, the fund was charged $3,340 pursuant to the custody agreement.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended August 31, 2007, the fund was charged $4,539 for services performed by the Chief Compliance Officer.

The components of “Due from The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $1,484, Rule 12b-1 distribution plan fees $686, shareholder services plan fees $408, custodian fees $378, chief compliance officer fees $2,009 and transfer agency per account fees $55 which are offset against an expense reimbursement currently in effect in the amount of $11,443.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2007, amounted to $2,342,986 and $3,129,365, respectively.

At August 31, 2007, the cost of investments for federal income tax purposes was $2,169,481; accordingly, accumulated net unrealized appreciation on investments was $196,331, consisting of $282,397 gross unrealized appreciation and $86,066 gross unrealized depreciation.

30

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Premier Structured Large Cap Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Structured Large Cap Value Fund (one of the funds comprising Advantage Funds, Inc.) as of August 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Structured Large Cap Value Fund at August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 17, 2007

The Fund 31

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates $1.7150 per share as a long-term capital gain distribution and $.3910 per share as a short-term capital gain distribution paid on December 11, 2006.Also the fund hereby designates 68.99% of the ordinary dividends paid during the fiscal year ended August 31, 2007 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $37,901 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2008 of the percentage applicable to the preparation of their 2007 income tax returns.

32

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on March 7 and 8, 2007, the Board unanimously approved the continuation of the fund’s Investment Advisory Agreement with Dreyfus for the Fund and the Sub-Investment Advisory Agreement between Dreyfus and Franklin Portfolio Associates LLC (“Franklin”) (together, the “Agreements”) for a one-year term ending March 30, 2008.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Agreements, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund by Dreyfus and Franklin pursuant to their Agreements. Dreyfus’s representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’s representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’s and Franklin’s research and portfolio management capabilities and Dreyfus’s oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’s extensive administrative, accounting and compliance infrastructure.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Advisory Fee and Expense Ratio. The Board members reviewed the fund’s performance, advisory fee and expense ratio, placing significant emphasis on comparative data supplied by Lipper,Inc.,an independent provider of mutual fund data, including contractual and actual (net of fee waivers and expense reimbursements) management fees, operating expense components and total return performance.The fund’s performance was compared to that of a Performance Universe, consisting of all funds with the same Lipper classification/objective, and a Performance Group, consisting of comparable funds chosen by Lipper based on guidelines previously approved by the Board. Similarly, the fund’s contractual and actual advisory fees and operating expenses were compared to those of an Expense Universe, consisting of funds with the same or similar Lipper classification/objective, and an Expense Group, consisting of comparable funds chosen by Lipper based on guidelines previously approved by the Board.As part of its review of expenses, the Board also considered other fund expenses, such as transfer agent fees, custody fees, 12b-1 or non-12b-1 service fees (if any), and other non-management fees, as well as any waivers or reimbursements of fees and expenses.

In its review of performance, the Board noted that the fund’s average annual total return ranked in the third quintile of its Performance Group and the second quintile of its Performance Universe for the one-period ended December 31, 2006.The Board further noted that for the three-year period ended December 31, 2006 the fund’s total return was in the fourth quintile of the Performance Group and second quintile of the Performance Universe.

In its review of the fund’s management fee and operating expenses, the Board examined the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, noting, among other things, that the fund’s actual management fee was in the first quintile of its Expense Group and Expense Universe, and that the fund’s total expense ratio was in the fifth quintile of the Expense Group and fourth quintile of the Expense Universe (the first quintile are those funds with the lowest fees).

34

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts managed by Dreyfus with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’s perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. Dreyfus’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of Dreyfus’s performance, and the services provided.The Board members considered the relevance of the fee information provided for the Similar Accounts managed by Dreyfus to evaluate the appropriateness and reasonableness of the fund’s advisory fees.The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. Dreyfus’s representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’s profitability with respect to the fund as part of their evaluation of whether the fees under the Advisory Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets, and that the fund remains very small. It also was noted that Dreyfus did not realize a profit from the operations. The Board

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

also noted the fee waiver and expense reimbursement arrangements in place for the fund and its effect on Dreyfus’s profitability.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Agreements. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  The Board generally was satisfied with the fund’s performance.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, comparative performance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the advisory fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the fund’s Agreements was in the best interests of the fund and its shareholders.

36

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

  Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
  Ivory Investment Management, L.P., a registered investment advisor to three private funds, Senior Advisor

No. of Portfolios for which Board Member Serves: 163

———————

Peggy C. Davis (64)
Board Member (2006)

Principal Occupation During Past 5 Years:

  Shad Professor of Law, New York University School of Law (1983-present)
  Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

No. of Portfolios for which Board Member Serves: 65

———————

David P. Feldman (67)
Board Member (1996)

Principal Occupation During Past 5 Years:

  Corporate Director and Trustee

Other Board Memberships and Affiliations:

  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director

No. of Portfolios for which Board Member Serves: 49

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited) (continued)

James F. Henry (76)
Board Member (2006)

Principal Occupation During Past 5 Years:

  President,The International Institute for Conflict Prevention and Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2003)
  Advisor to The Elaw Forum, a consultant on managing corporate legal costs
  Advisor to John Jay Homestead (the restored home of the first U.S. Chief Justice)
  Individual Trustee of several trusts

Other Board Memberships and Affiliations:

  Director, advisor and mediator involved in several non-profit organizations, primarily engaged in domestic and international dispute resolution, and historic preservation

No. of Portfolios for which Board Member Serves: 40

———————

Ehud Houminer (67)
Board Member (1993)

Principal Occupation During Past 5 Years:

  Executive-in-Residence at the Columbia Business School, Columbia University

Other Board Memberships and Affiliations:

  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman

No. of Portfolios for which Board Member Serves: 67

———————

Gloria Messinger (77)
Board Member (1993)

Principal Occupation During Past 5 Years:

  Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
  Consultant in Intellectual Property

Other Board Memberships and Affiliations:

  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director

No. of Portfolios for which Board Member Serves: 40

38

Dr. Martin Peretz (68)
Board Member (2006)

Principal Occupation During Past 5 Years:

  Editor-in-Chief of The New Republic Magazine
  Lecturer in Social Studies at Harvard University (1965-2002)
  Director of TheStreet.com, a financial information service on the web

Other Board Memberships and Affiliations:

  American Council of Trustees and Alumni, Director
  Pershing Square Capital Management, Adviser
  Montefiore Ventures, General Partner
  Harvard Center for Blood Research,Trustee
  Bard College,Trustee
  Board of Overseers of YIVO Institute for Jewish Research, Chairman

No. of Portfolios for which Board Member Serves: 40

———————

Anne Wexler (77)
Board Member (1996)

Principal Occupation During Past 5 Years:

  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs from January 1981 to present

Other Board Memberships and Affiliations:

  Wilshire Mutual Funds (5 funds), Director
  The Community Foundation for the National Capital Region, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation

No. of Portfolios for which Board Member Serves: 49

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member

The Fund 39

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 82 investment companies (comprised of 163 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice
President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 82 investment companies (comprised of 163 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

40

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since May 2007.

Senior Accounting Manager – Equity Funds the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 83 investment companies (comprised of 180 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (83 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 79 investment companies (comprised of 176 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

The Fund 41

For More Information

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2007, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2007 MBSC Securities Corporation

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $300,880 in 2006 and $254,374 in 2007.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $56,342 in 2006 and $46,098 in 2007. These services consisted of (i) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $47,195 in 2006 and $32,629 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies (as applicable).

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $7,460 in 2006 and $7,239 in 2007. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $445,221 in 2006 and $1,629,020 in 2007.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advantage Funds, Inc.

By:	/s./ J. David Officer
J. David Officer
President

Date:	October 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	October 23, 2007

By:	/s/ James Windels
James Windels
Treasurer

Date:	October 23, 2007

EXHIBIT INDEX

	(a)(1)	Code of ethics referred to in Item 2.

	(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

	(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)